As filed with the Securities and Exchange Commission on June 14, 2023

1933 Act File No. 333-[	]

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE

SECURITIES ACT OF 1933

☐Pre-Effective Amendment No. __ ☐ Post-Effective Amendment No. __

(Check appropriate box or boxes)

Touchstone ETF Trust

(Exact Name of Registrant as Specified in Charter)

(800) 638-8194

(Area Code and Telephone Number)

303 Broadway, Suite 1100, Cincinnati, Ohio 45202

(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

E. Blake Moore, Jr.,

303Broadway

Cincinnati, Ohio 45202

(Name and Address of Agent for Service)

Copies to:

Richard F. Kerr, Esq.

K&L Gates LLP, One Lincoln Street

Boston, Massachusetts 02111-2950

Clair E. Pagnano, Esq.

K&L Gates LLP, One Lincoln Street

Boston, Massachusetts 02111-2950

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

Title of Securities Being Registered: Shares of beneficial interest, without par value, of Touchstone Dynamic International ETF, a series of the Registrant, are being registered. No filing fee is due because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

It is proposed that this filing will become effective on July 14, 2023, pursuant to Rule 488 under the Securities Act of 1933.

TOUCHSTONE DYNAMIC ALLOCATION FUND

a series of

TOUCHSTONE STRATEGIC TRUST

303 Broadway, Suite 1100

Cincinnati, Ohio 45202

(800) 543-0407

[__], 2023

Dear Shareholder:

We have important information concerning your investment in the Touchstone Dynamic Allocation Fund (the "Target Fund"), a mutual fund series of Touchstone Strategic Trust (the "Target Trust"). As a shareholder of the Target Fund, we wish to inform you that the Board of Trustees of the Target Trust has approved the conversion of the Target Fund to an exchange-traded fund (an "ETF") through the reorganization of the Target Fund into the Touchstone Dynamic International ETF (the "Acquiring ETF"), a newly created ETF series of the Touchstone ETF Trust (the "Acquiring Trust") (the "Reorganization"). The Target Fund and the Acquiring ETF are referred to herein as the "Funds." The Reorganization requires shareholder approval. Following the Reorganization, you will hold shares of the Acquiring ETF instead of the Target Fund.

The Reorganization is taking place because the Board of Trustees of the Target Trust believes that it is in the best interests of the Target Fund and its shareholders to reorganize the Target Fund into the Acquiring ETF. We believe that the Target Fund and its shareholders will benefit from the Reorganization as the Acquiring ETF will have a lower total annual operating expense ratio than each class of the Target Fund and you will be able to buy and sell shares of the Acquiring ETF throughout the trading day. In addition, the Acquiring ETF will be managed by the same investment adviser, Touchstone Advisors, Inc. ("Touchstone Advisors" or the "Adviser"), as the Target Fund. The Target Fund is sub-advised by Wilshire Advisors, LLC ("Wilshire"), and the Acquiring ETF will be sub-advised by Los Angeles Capital Management, LLC ("Los Angeles Capital"). The Funds have the same investment goal and similar principal investment strategies, subject to certain differences described in the enclosed Proxy Statement/Prospectus.

Once you own shares of the Acquiring ETF, you will be able to purchase and sell Acquiring ETF shares throughout the trading day at the then-prevailing market price in the secondary market. However, you may pay a brokerage commission to sell, or buy, Acquiring ETF shares. In addition, the Acquiring ETF shares will have a bid-ask spread, which is the difference between the highest price a buyer is willing to pay for ETF shares on the stock exchange, and the lowest price that a seller is willing to accept for ETF shares on the stock exchange. The bid-ask spread affects the price at which you are likely to be able to buy and sell ETF shares in the secondary market. More specifically, the larger (or wider) the bid-ask spread, the farther away from net asset value the current market price is likely to be. Your Target Fund shares, like all mutual funds shares, are purchased and redeemed at net asset value, so you did not experience such pricing variances when buying and selling Target Fund shares.

Pursuant to an Agreement and Plan of Reorganization, the Target Fund will transfer all of its assets and liabilities to the Acquiring ETF. As a result of the Reorganization, you will receive shares of the Acquiring ETF that will have a total value as of the close of business on the closing date of the Reorganization equal to the total value of your shares in the Target Fund as of such time. The Target Fund will then cease operations and terminate. The Reorganization is expected to be completed on or about October 20, 2023.

In the Reorganization, you will receive shares of the Acquiring ETF with the same aggregate net asset value as your shares of the Target Fund immediately prior to the Reorganization, except you will receive cash equal to the net asset value of any fractional shares held at such time. The conversion of fractional Acquiring ETF shares to cash may be subject to fees and expenses and will be a taxable event. In addition, if your Target Fund shares are held outside of a brokerage account or are held in an account that cannot accept Acquiring ETF shares at the time of the Reorganization, Acquiring ETF shares received in the Reorganization will be held by a stock transfer agent, BNY Mellon Investment Servicing (US) Inc. ("BNYM"), until a brokerage account is identified into which BNYM can transfer the shares. However, if you hold your Target Fund shares through a direct individual retirement account ("IRA") or a Coverdell Education Savings account ("CESA") held with the Target Fund at the time of the Reorganization, your Target Fund shares will exchanged for an equivalent share class of the Touchstone Ultra Short Duration Fixed Income Fund and such exchange will not be a tax-reportable event. Finally, if you hold your shares of the Target Fund through an account with a financial intermediary that is not able to hold shares of the Acquiring ETF, like many group retirement plans, your financial intermediary may transfer your investment in the Target Fund to a different investment option prior to the Reorganization. Please consult with your financial intermediary for more information on the impact that the Reorganization will have on you and your investments.

The Board of Trustees of the Target Trust recommends that you vote FOR the Reorganization proposal.

Please note that shares of an ETF can only be held through a brokerage account. If the Reorganization is approved by Target Fund shareholders, you may need to take additional action prior to the Reorganization if you do not hold your Target Fund shares through a brokerage account. If you hold Target Fund shares directly with the Target Fund ("Direct Shareholder") or do not hold Target Fund shares in a brokerage account, you need to take one of the following actions prior to the Reorganization:

1.Transfer the custody of your Target Fund shares to the broker-dealer of your choice. We urge you to begin this process immediately if this is your preferred option. This is the option that we recommend. Look at the box at the end of this letter for more information.

2.Exchange your Target Fund shares for shares of another Touchstone mutual fund. You can do this by calling us at

(800)543-0407. You may also exchange your shares online via the Touchstone Funds' website TouchstoneInvestments.com.

3.Redeem your shares in the Target Fund. You can do this by calling us at (800) 543-0407. You may also redeem your shares online via the Touchstone Funds' website: TouchstoneInvestments.com.

If you are a Direct Shareholder and you fail to take any action, your shares will be converted into shares of the Acquiring ETF and held by a stock transfer agent, BNYM, waiting for your instructions.1 Additionally, if you are a Direct Shareholder who holds Target Fund shares through a direct IRA or CESA held with the Target Fund and do not take action prior to the Reorganization, your Target Fund shares will be exchanged for an equivalent share class of the Touchstone Ultra Short Duration Fixed Income Fund. We will continue to contact you to assist you in transferring your shares into a brokerage account.

We have enclosed a Proxy Statement/Prospectus that describes the Reorganization proposal in greater detail, as well as important information about the Acquiring ETF. Your vote is extremely important, so please read the entire Proxy Statement/Prospectus. Please contact Shareholder Services at (800) 543-0407 or Morrow Sodali Fund Solutions, the proxy solicitor, at (888) 575-2251, with any questions.

Sincerely,

E. Blake Moore, Jr.

President

Touchstone Strategic Trust

1Shares held by this stock transfer agent are held subject to applicable state and federal law concerning unclaimed property.

IMPORTANT INFORMATION FOR DIRECT SHAREHOLDERS

Am I a Direct Shareholder?

You are a "Direct Shareholder" if your shares are held directly by the Target Fund at its transfer agent ("Transfer Agent").

How do you know if you hold your shares directly?

If you receive quarterly statements from Touchstone Funds, then you hold your shares directly. If your shares in the Target Fund are listed as a position on a statement from your brokerage firm, then you already hold your shares in a brokerage account. If you are uncertain please call (800) 543-0407 and ask if you're a Direct Shareholder. Additionally, if you hold your shares directly you may receive separate communications from us including email, regular mail, express delivery and via telephone.

As mentioned above, you have the same options to redeem or exchange your shares if you do not wish to hold ETF shares. To exchange or redeem, please call Shareholder Services at (800) 543-0407.

How do I transfer my Target Fund shares to be held through a brokerage account?

Transferring your shares from the Transfer Agent to a brokerage account should be a simple process. If you have a brokerage account or a relationship with a brokerage firm, please talk to your advisor/broker and inform them that you would like to transfer a mutual fund position that you hold directly with the Target Fund into your brokerage account. If you don't have a brokerage account or a relationship with a brokerage firm, you will need to open an account. It is possible that opening or maintaining a brokerage account will involve a fee, but most major brokerage firms do not charge a fee to open or maintain an account.

We suggest you provide your broker with a copy of your statement from the Target Fund. Your broker will require the Target Fund's account number, which can be found on your statement. Your broker will help you complete a form to initiate the transfer. Once you sign this form, your broker will submit the form to the Transfer Agent directly and the shares will be transferred into your brokerage account.

The sooner you initiate the transfer, the better. If you have any questions about this process or need assistance, call us at (800) 543-0407.

This step is only required by Direct Shareholders who hold their shares directly with the Transfer Agent. If you already hold your shares in a brokerage account, you can ignore this section.

QUESTIONS & ANSWERS

We recommend that you read the enclosed Proxy Statement/Prospectus. In addition to the detailed information in the Proxy Statement/Prospectus, the following questions and answers provide an overview of key features of the Reorganization.

Q.Why are we sending you the Proxy Statement/Prospectus?

A.On February 16, 2023, the Board of the Target Trust approved the Reorganization of the Target Fund into the Acquiring ETF, subject to the approval of the Target Fund's shareholders. As a shareholder of the Target Fund, you are receiving the enclosed Proxy Statement/Prospectus in connection with a special shareholder meeting of the Target Trust with respect to the Target Fund. At the special meeting, shareholders of the Target Fund will be asked to vote on the approval of an Agreement and Plan of Reorganization providing for the reorganization of the Target Fund into the Acquiring ETF.

Q.Why has the Board recommended the Reorganization proposal?

A.Touchstone Advisors and the Board believe that operating the Target Fund as an ETF pursuant to a new investment strategy as described herein is in the best interests of the Target Fund and its shareholders. Among other reasons, we believe that operating the Target Fund as an ETF will offer you a number of advantages that will benefit you following the Reorganization, including:

•Lower Total Expense Ratio: After the Reorganization, the Acquiring ETF will operate with a lower total expense ratio and lower net expense ratio than each share class of the Target Fund. In addition, to ensure that you benefit from a lower overall fee structure, the Adviser has agreed to a contractual expense limitation agreement for the Acquiring ETF to ensure that the net total annual operating expenses of the Acquiring ETF is lower than the net total annual operating expenses of each share class of the Target Fund. This contractual expense limitation agreement for the Acquiring ETF will remain in place through at least October 29, 2024.

•Intraday Trading: The Acquiring ETF shares can be purchased and sold throughout the trading day at market value on the exchange. This means that if you decide to purchase or sell shares of the Acquiring ETF, you can do so right away at the then-prevailing market price. By contrast, with the Target Fund, you place your purchase or redemption order and your shares are redeemed at the next calculated NAV, which does not happen until the end of each trading day.

o This means you will no longer purchase or redeem your shares for cash at the next determined NAV, but rather at the prevailing market price, which may be higher or lower, than the NAV.

o Buying or selling shares of the Acquiring ETF may involve paying a brokerage commission. Additionally, because prices on the exchange may be higher or lower than the Acquiring ETF's NAV, you may pay more than NAV when buying Acquiring ETF shares and receive less than NAV when selling Acquiring ETF shares.

•Other Benefits: In addition, Touchstone Advisors believes, and the Board agreed, that operating the Acquiring ETF in the exchange-traded fund structure offers other potential benefits, such as reduced operational costs, increased tax efficiency associated with the ETF structure, and greater holdings transparency and liquidity.

After the Reorganization, you will still be invested in an open-end fund with the same investment goal, similar investment strategies and investment restrictions, operated by the same investment adviser, but at a lower overall cost. The Fund's investment strategies, sub-adviser, and portfolio management team will change immediately following the Reorganization, as described herein.

The Reorganization is designed to be a non-taxable event for you. However, if you hold fractional Target Fund shares as of the date of the Reorganization, you will receive cash equal to the net asset value ("NAV") of such fractional shares in the Reorganization, which will cause you to recognize gain or loss for income tax purposes. For example, if you hold 125.555 shares of the Target Fund at the time of the Closing, you will receive a cash distribution equal to the NAV of the 0.555 fractional share amount and the 125 shares will be reorganized into the Acquiring ETF. In addition, if you hold Target Fund shares through a direct individual retirement account ("IRA") or a Coverdell Education Savings account ("CESA") held with Touchstone and you do not convert your IRA or CESA to a brokerage account, your Target Fund shares will be exchanged for an equivalent share class of the Touchstone Ultra Short Duration Fixed Income Fund.

Q.What will happen to my existing shares?

A.The Target Fund has three share classes, while the Acquiring ETF has a single share class. On or about October 6, 2023, each class of shares of the Target Fund will be consolidated into Class Y shares of the Target Fund (without a contingent deferred sales charge (a "CDSC") or any other charge). Accordingly, after that date, all Target Fund shareholders will own Class Y shares.

In addition, prior to the Reorganization on or about October 13, 2023, the Target Fund will conduct a reverse stock split at a ratio of approximately of 2-for-1 to 3-for-1 (old to new) based on the Target Fund's December 31, 2022 net asset value, with the exact ratio to be determined on such date of the reverse stock split (the "Reverse Split"), in order to increase the NAV per share of the Class Y shares of the Target Fund to $25.00 per share. A shareholder's total investment value, however, will not be affected by the Reverse Split – meaning, the value of your investment in the Target Fund will be the same before and after the Reverse Split. The Reverse Split will not be a taxable event, nor does it have an impact on the Target Fund's holdings or its performance.

The Reorganization is expected to occur on or about October 20, 2023. Immediately after the Reorganization, you will own shares of the Acquiring ETF that have a total value as of the close of business on the date of the Reorganization equal to the total value of your shares of the Target Fund as of such time (although the number of shares and the NAV per share may be different), with the exception of any fractional shares held in the Target Fund. Any fractional shares of the Target Fund held by shareholders will be redeemed for cash at the time of the Reorganization, and the Target Fund will distribute such redemption proceeds to those shareholders. The redemption of your fractional shares (if any) will likely be a taxable event. Thus, you are encouraged to consult your tax advisor to determine the effect of any such redemption.

If your Target Fund shares are currently held outside of a brokerage account, see "What do I need to do to prepare for the Reorganization?" below for additional information with respect to your existing Target Fund shares.

Q.How do the fees and expenses of the Funds compare?

A.The Funds have different advisory fee, sub-advisory fees, and expense limitation schedules that result in varying net expense ratios. The Acquiring ETF will have a lower net expense ratio than each share class of the Target Fund. However, the Target Fund has lower advisory and sub-advisory fee rates than the Acquiring ETF because it is structured as a fund-of-funds. The higher net expense ratio of the Target Fund is due to the expenses of the underlying funds in which it invests. In addition, the Acquiring ETF will have lower expenses than the Target Fund's Class Y shares relative to the Funds' respective Morningstar categories.

With respect to the Target Fund, Touchstone Advisors has agreed to waive a portion of its fees or reimburse certain Target Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Target Fund's liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of "Acquired Fund Fees and Expenses," if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Target Fund operating expenses to 0.49%, 1.24% and 0.24% of average daily net assets for Classes A, C and Y shares, respectively, through April 29, 2024 subject to change only by the Board. The net expense ratio of the Target Fund for the most recent fiscal year ended December 31, 2022 was 1.16%, 1.91% and 0.91% average daily net assets for Classes A, C and Y shares, respectively. With respect to the Acquiring ETF, Touchstone Advisors has agreed to waive a portion of its fees or reimburse certain Acquired ETF expenses (subject to the same exclusions as the Target Fund) in order to limit annual Acquiring ETF operating expenses to 0.65% of average daily net assets through October 29, 2024 subject to change only by the Board. The net expense ratio of the Acquiring ETF is expected to be 0.65%.

Class A and Class C shares of the Target Fund incur 12b-1 fees and sales charges, which are not applicable to shares of the Acquiring ETF.

The section titled "Summary—Reorganization—How do the Funds' fees and expenses compare?" of the Proxy Statement/Prospectus compares the fees and expenses of the Funds in detail and the section titled "The Funds' Management— Expense Limitation Agreement" provides additional information regarding the expense limitation agreements.

Q.How do the Funds' investment goals and principal investment strategies compare?

A.The Target Fund and the Acquiring ETF have the same investment goal, which is to seek capital appreciation. The Funds' investment strategies are similar in that each Fund has exposure to non-U.S. equities, although the investment strategies do differ in certain respects. For example, the Acquiring ETF will invest primarily in the equity securities of non-U.S. companies, while the Target Fund invests primarily in a group of underlying funds that in turn invest in a diversified portfolio of both U.S. and non-U.S. fixed-income and equity securities. After the Reorganization, all shareholders would continue to have exposure to an actively-managed Fund that seeks capital appreciation and invests in non-U.S. equity securities.

Q.Who will manage the Acquiring ETF after the Reorganization?

A.Touchstone Advisors serves as the investment adviser to each Fund, with Wilshire serving as the sub-adviser to the Target Fund. If approved by shareholders, Touchstone Advisors and Los Angeles Capital will serve as investment adviser and sub-adviser, respectively, to the Acquiring ETF following completion of the Reorganization. For more information please see the sections of the Proxy Statement/Prospectus titled "Summary—Reorganization—Who will be the Adviser, Sub-Adviser, and Portfolio Manager of my Fund after the Reorganization?," "The Funds' Management—Investment Adviser" and "The Funds' Management—Sub-Advisers and Portfolio Managers."

Q.What will change when the Target Fund is converted to an ETF?

A.The Acquiring ETF is an exchange-traded investment company, known as an ETF. After the Reorganization, you will remain in a registered investment company, but it will be exchange traded, and you will own shares as you did before the Reorganization, but in the Acquiring ETF instead of the Target Fund. You will no longer purchase or redeem individual shares directly from the Fund. As a result, should you decide to purchase or sell shares of the Acquiring ETF after the Reorganization, you will place a trade through a broker-dealer who will execute your trade in the secondary market at the then-prevailing market price for the Acquiring ETF shares. Your broker may charge a commission for purchase and sale transactions of ETF shares.

The Acquiring ETF will be a fully-transparent, actively-managed ETF, which means that its portfolio holdings will be available on its website every trading day. The Acquiring ETF's website will also contain other information about the Acquiring ETF, including the most recent end-of-day NAV and market price, premium or discount (i.e., difference between the most recent end-of-day NAV and market price) and historical bid-ask spread information. Only certain financial institutions are permitted to purchase and redeem Acquiring ETF shares at NAV. These institutions are referred to as "Authorized Participants," and they are permitted to purchase and redeem ETF shares at NAV with the Acquiring ETF because they have entered into an agreement with the Acquiring Trust.

Q.Are there any risks to owning ETFs that are different than the risks of owning mutual funds?

A.Yes, there are some differences in risks, and all of these differences relate to the structure of ETFs. We discuss these risks fully in the Proxy Statement/Prospectus, but in summary:

•The Acquiring ETF's shares will be listed for trading on The Nasdaq Stock Market LLC ("Nasdaq" or the "Exchange"), a U.S. stock exchange, and shares will be bought and sold in the secondary market at a market price. Although it is expected that the market price of an ETF share will approximate its NAV, there could be times when the market price and the NAV differ significantly. If that happens, you could pay more than NAV when buying, and receive less than NAV when selling Acquiring ETF shares on the exchange. All ETFs face this risk.

•The Acquiring ETF's shares will be listed for trading, but it is possible that an active trading market might not be maintained. All new ETFs face this risk.

•Trading in ETF shares on an exchange may be halted for a variety of reasons, and this could be an individual trading halt (i.e., a halt of Acquiring ETF shares' trading) or a market-wide trading halt (i.e., a halt of all securities' trading). ETF shares may also be delisted. Both trading halts and delistings happen for a variety of reasons. All ETFs face these risks.

•As discussed above, only Authorized Participants are permitted to purchase and redeem Acquiring ETF shares at NAV because they have entered into an agreement with the Acquiring Trust. This agreement is called an "Authorized Participant Agreement," and it allows Authorized Participants to engage in purchase transactions, which are called "creations," and in redemption transactions for ETF shares. However, such transactions must be for large blocks of shares – in this case, the Acquiring ETF will permit the issuance and redemption of shares in increments of 50,000 shares, which are called "Creation Units." If the Acquiring ETF's Authorized Participants decide not to create or redeem shares, shares could trade at a premium or discount to the Acquiring ETF's NAV and could face trading halts or delistings. All ETFs face these risks.

Q. Can you explain more about the "other expenses" component of the Acquiring ETF's operating expenses, including any expenses that the Acquiring ETF will incur that mutual funds do not have?

A.The services required to operate the Acquiring ETF, and corresponding expenses are somewhat different than the services required to operate the Target Fund, which is a traditional mutual fund. The Acquiring ETF will pay exchange registration and listing fees, to have its ETF shares listed on an exchange. The Acquiring ETF will also pay fees for services provided by the custodian and distributor for basket transaction services and the order entry process unique to ETFs. The fees for these services are largely fixed, and fall into the "other expenses" component of a fund's expenses as shown in the fee table of the Acquiring ETF's prospectus.

Transfer agency and shareholder servicing fees for mutual funds often involve minimum annual fees, as well as variable fees based on the size of the fund and sometimes, specific expenses incurred to service the fund. By comparison, for ETFs, the transfer agency fees are fixed and the fixed rate for ETFs is often less than the minimum for traditional mutual funds. ETFs generally don't have shareholder servicing fees.

Both mutual funds and ETFs pay custody fees, which is a fee paid to a service provider that holds the fund's assets. Some fees such as activity-based custody fees, which relate to the frequency of purchases and sales of assets the fund holds, are not incurred as often by ETFs because of the way ETF shares are purchased. In an ETF, purchase- and redemption-related expenses are generally incurred and borne by the Authorized Participant and are not borne by you or the Acquiring ETF.

When a mutual fund sells shares, it incurs some cost to invest the incoming funds. When an ETF sells shares in a creation unit, these costs are not incurred by the ETF. In the ETF creation unit process, the ETF will receive incoming transfers of shares so that the ETF does not incur traditional custody and brokerage costs when new ETF shares are created.

We discuss the expenses in more detail later in this Proxy Statement/Prospectus.

Q.Are there other benefits to the Acquiring ETF?

A.Yes, there are a number of additional benefits to the ETF structure that the Acquiring ETF will receive. We identify these below, and we mention the risks associated with those benefits as well.

•Flexibility to Exit. The Acquiring ETF offers significantly more flexibility for investors because investors can purchase and sell shares intra-day at a market-determined price, instead of being forced to wait to purchase or redeem at the next calculated NAV at the end of the trading day. This means that when you decide to purchase or sell shares of the Acquiring ETF, you can act on that decision immediately by calling your broker or placing an order in your on-line brokerage account. The price realized may be higher or lower than the Acquiring ETF's NAV and might not be the same as the Acquiring ETF's next calculated NAV at the close of the trading day. You should understand, however, that unlike a mutual fund shareholder, after the Reorganization, you cannot redeem your shares directly from the fund at the next- calculated NAV, unless you are an Authorized Participant redeeming a Creation Unit.

•Transparency. ETFs like the Acquiring ETF will operate with full transparency. What this means in practice is that the Acquiring ETF's holdings, which will inform the computation of NAV, will be made public each day on the Acquiring ETF's website prior to the opening of trading in the Acquiring ETF's shares on its listing exchange. Some investors may find this advantageous as it may help them decide whether to invest or not; you and potential shareholders can examine the Acquiring ETF's holdings and decide if the specific mix of holdings meets your needs. It also means that you know

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exactly what companies the Acquiring ETF is investing in at all times. By contrast, a mutual fund's holdings are only required to be disclosed quarterly.

•Brokerage Interaction for Sales -- ETFs are bought and sold differently than mutual funds. While ETFs enjoy a cost advantage over traditional open-end mutual funds, investors that wish to purchase or sell ETF shares after the Reorganization will need to have a broker-dealer execute their transaction. Unlike a mutual fund, ETF shares cannot be purchased or redeemed directly from the Acquiring ETF (except by an Authorized Participant). This could mean you may pay a brokerage commission to sell, or buy, ETF shares (although some brokerage firms no longer charge brokerage commissions for transactions in ETFs). Paying a brokerage commission may or may not be significant depending on the type of brokerage firm used, the commission structure (which could be a flat fee or a per share charge) and the services provided by the broker-dealer. By contrast, under the mutual fund model, shares in the Target Fund are currently available for purchase directly from the Target Fund without any charge and are also available through broker-dealers. Currently, when shares in the Target Fund are traded through these broker-dealers, there may be a transaction charge, depending on your relationship, including whether you are participating in an investment arrangement that includes other charges, such as an account fee.

In addition, ETF shares have a bid-ask spread and this spread may be considered a form of transaction charge. A bid- ask spread is the difference between the highest price a buyer is willing to pay for ETF shares on the exchange, and the lowest price that a seller is willing to accept for ETF shares on the exchange. The bid-ask spread affects the price at which an investor is likely to be able to buy and sell ETF shares in the secondary market. More specifically, the larger (or wider) the bid-ask spread, the farther away from NAV the current market price is likely to be. Because all mutual fund shares are purchased and redeemed at NAV, investors do not experience such pricing variances when buying and selling mutual fund shares.

What does this mean for you as a shareholder? Because ETF shares trade on an exchange at market prices rather than at the net asset value, ETF shares may trade at a price greater than net asset value (premium) or less than net asset value (discount). You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase ETF shares (bid) and the lowest price a seller is willing to accept for ETF shares (ask) when buying or selling shares in the secondary market (the "bid-ask spread").

After the Reorganization, information about the Acquiring ETF's end-of-day NAV, market price, premiums and

discounts,	and	bid-asks	spreads	will	be	available	on	the	Acquiring	ETF's	website
at www.TouchstoneInvestments.com/ETFs.

•ETF Share Prices and NAV. One of the features of an ETF is that the mechanism that underpins the creation and redemption of ETF shares is designed to align the market price of the ETF's share with its NAV. Only Authorized Participants are able to deal directly with the ETF itself, meaning only the Authorized Participants are able to create or redeem shares and then only in large blocks of shares called Creation Units. A creation or redemption transaction is generally accomplished by the Authorized Participants delivering or receiving a basket of securities into or from the ETF in exchange for shares in the ETF. Further, because the securities that comprise the basket are known to the Authorized Participants and other traders, there exists an opportunity for the Authorized Participants and other traders to seek a profit when the NAV of the ETF varies from the market price of the ETF.

For example, when an ETF's shares trade in the open market at a market price below NAV (at a "discount"), Authorized Participants may buy ETF shares in the market in sufficient size to form a Creation Unit and then redeem that Creation Unit with the ETF at NAV, profiting from the difference between the market price and the NAV. However, the act of bidding or purchasing ETF shares in such large blocks may have the effect of raising the market price at which the ETF shares trade, and thus align the market price more closely with the NAV.

Similarly, when an ETF's shares trade at market prices above the NAV (at a "premium"), Authorized Participants may make new Creation Units of ETF shares, which they will then sell into the market, profiting from the difference. This selling pressure also may have the effect of driving market price of the ETF shares closer to NAV.

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The activity described here should work to keep the NAV and the market price generally in close alignment with one another. There are times when markets are extremely volatile and this mechanism may become strained, and there have been instances where some ETFs trade at market prices significantly different from the NAV.

•Tax Efficiency. In a mutual fund, when portfolio securities are sold, either to rebalance holdings or to raise cash for redemptions, the sale can create capital gains that impact all taxable shareholders of the mutual fund. In contrast, the mechanics of the creation and redemption process for ETFs allows ETFs to acquire securities in-kind and redeem securities in-kind generally reducing the realization of capital gains by the ETFs for the same processes. As a result, shareholders in an ETF are largely only subject to capital gains on their investment in the ETF after they sell their ETF shares.

Q.What are the primary federal income tax consequences of the Reorganization?

A.You are not expected to recognize any gain or loss for federal income tax purposes on the exchange of your shares of the Target Fund for shares of the Acquiring ETF, except with respect to fractional shares owned (if any) as discussed herein. The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes. The sections of the Proxy Statement/Prospectus titled "Summary—Reorganization—What will be the primary federal income tax consequences of the Reorganization?" and "Information About the Reorganization—Material Federal Income Tax Consequences" of the Proxy Statement/Prospectus provide additional information regarding the federal income tax consequences of the Reorganization.

Prior to the Reorganizations, none of the securities of the Target Fund are expected to be sold in connection with the Target Fund's Reorganization. Following the Reorganization, it is expected that almost all of the Target Fund's securities will be sold. To the extent that portfolio investments received by the Acquiring ETF in a Reorganization are sold after the Reorganization, the Acquiring ETF will incur transaction costs related to the purchase and sale of securities and may recognize income and capital gains (after the application of any available capital loss carryforwards), which may result in taxable distributions to shareholders holding shares of the Acquiring ETF (including former Target Fund shareholders who hold shares of the Acquiring ETF following the Reorganization). If the repositioning had occurred on December 31, 2022, the Acquiring ETF would have realized a loss and it would not have resulted in a taxable distributable gain to shareholders.

The Acquiring ETF will bear brokerage commissions or other transaction costs in connection with the repositioning. It is estimated that such portfolio repositioning would have resulted in transaction costs of approximately $233,000, or approximately $0.04 per share or 0.37% of net assets, for the Acquiring ETF if such sales occurred on December 31, 2022. These transaction costs represent expenses of the Acquiring ETF that are not subject to the Fund's expense cap and will be borne by the Acquiring ETF and indirectly borne by its shareholders (including former shareholders of the Target Fund if the Reorganization is completed).

ETFs, unlike mutual funds, cannot issue fractional shares. Any fractional shares of the Target Fund held by shareholders will be redeemed at the time of the Reorganization, and the Target Fund will distribute such redemption proceeds to those shareholders. The redemption of your fractional shares (if any) will likely be a taxable event. Thus, you are encouraged to consult your tax advisor to determine the effect of any such redemption.

For more information, please see the sections of the Proxy Statement/Prospectus titled "Summary—Reorganization— What will be the primary federal income tax consequences of the Reorganization?", "Summary—Reorganization—Will there be any repositioning costs?" and "Information About the Reorganization—Material Federal Income Tax Consequences."

Q.What do I need to do to prepare for the Reorganization?

A.It is important for you to determine that you hold your shares of the Target Fund in the type of account that can accommodate the receipt of the Acquiring ETF shares that will be received in the Reorganization. If you hold your shares of the Target Fund in an account directly with the Fund at the Target Fund's transfer agent or in a brokerage account with a financial intermediary that only allows you to hold mutual fund shares, you will need to set up a brokerage account that allows investment in ETF shares. A separate Q&A is provided to help you determine your account type and provide information about changing your type of account if necessary.

6

If shares are held in an account that cannot accept ETF shares at the time of the Reorganization of the Target Fund, Acquiring ETF shares received in the Reorganization will be held by a stock transfer agent, BNY Mellon Investment Servicing (US) Inc. ("BNYM"), until a brokerage account is identified into which BNYM can transfer the shares. If Acquiring ETF shares are not transferred into a brokerage account within at least one year of the date of the Reorganization, the Acquiring ETF shares may be converted to cash and the cash proceeds sent to the accountholder of record (subject to applicable federal or state laws concerning unclaimed property). The conversion of Acquiring ETF shares to cash may be subject to fees and expenses and will be a taxable event. If you hold Target Fund shares through a direct individual retirement account ("IRA") or Coverdell Education Savings Account ("CESA") held with Touchstone and you do not convert your IRA or CESA to a brokerage account, your Target Fund shares will be exchanged for an equivalent share class of the Touchstone Ultra Short Duration Fixed Income Fund and such exchange will not be a tax-reportable event. Alternatively, for shares held through an account with a financial intermediary that is not able to hold shares of the Acquiring ETF, like many group retirement plans, financial intermediaries may transfer such investments in the Target Fund to a different investment option prior to the Reorganization. Please consult with your financial intermediary for more information on the impact that the Reorganization will have on you and your investments.

Transferring your shares from the Target Fund's transfer agent to a brokerage account should be a simple process. If you have a brokerage account or a relationship with a brokerage firm, please talk to your broker and inform the broker that you would like to transfer a mutual fund position that you hold directly with the Target Fund into your brokerage account. Also inform your broker that such an account will need to be set up to accept ETF shares. If you don't have a brokerage account or a relationship with a brokerage firm, you will need to open such an account.

We suggest you provide your broker with a copy of your quarterly statement from the Target Fund. Your broker will require your account number with the Target Fund, which can be found on your statement. Your broker will help you complete a form to initiate the transfer. Once you sign that form, your broker will submit the form to the transfer agent directly, and the shares will be transferred into your brokerage account. The sooner you initiate the transfer, the better.

Q.Will I have to pay any sales load, commission, or other similar fee in connection with the Reorganization?

A.No, you will not pay any sales load, commission, or other similar fee in connection with the shares of the Acquiring ETF you will receive in the Reorganization. However, following the Reorganization, your broker may charge a commission for additional purchases, exchanges and redemptions of shares of the Acquiring ETF.

Q.Who will pay the costs of the Reorganization?

A.Touchstone Advisors will pay the costs of the Reorganization, other than repositioning costs, whether or not the Reorganization is completed.

Q.Can I purchase, redeem or exchange shares of the Target Fund before the Reorganization takes place?

A.Yes, although the Target Fund will be closed to new purchases as of September 29, 2023.

Purchases. You may purchase Target Fund shares until September 29, 2023. We do not recommend that Direct Shareholders engage in additional purchase transactions unless they intend to transfer such holdings into a brokerage account prior to the Reorganization, as all Direct Shareholders of Target Fund shares will be converted into shares of the Acquiring ETF and held by BNYM on the Closing Date (i.e., on or about October 20, 2023), with the exception of Direct Shareholders that hold Target Fund shares in an IRA or CESA. Such direct IRA or CESA holders that do not transfer such holdings into a brokerage account will be exchanged into an equivalent share class of the Touchstone Ultra Short Duration Fixed Income Fund.

Redemptions. If you choose to redeem your shares before the Reorganization takes place, then the redemption will be treated as a normal sale of shares and, generally, will be a taxable transaction. Such a redemption will not be subject to a CDSC. You may redeem Target Fund shares until three days before the Reorganization occurs. That means your redemption order for Target Fund shares must be received for trade date October 17, 2023 or earlier. Direct Shareholders can redeem their shares by

7

calling the customer service team at (800) 543-0407. If you hold your Fund shares with a broker, you can purchase additional shares or redeem as usual by contacting your broker.

Exchanges. Prior to trade date October 18, 2023, you may exchange Target Fund shares into another Touchstone mutual fund that your intermediary makes available to you. Such an exchange will be treated as a normal exchange of shares. If you are a Direct Shareholder, you may exchange shares of the Target Fund into another fund by calling (800) 543-0407. If you hold your shares in a brokerage account, contact your broker regarding an exchange. After the Reorganization, shares of the Acquiring ETF will not be able to be exchanged into another Touchstone mutual fund.

Reorganization. Any shares outstanding as of October 20, 2023, the Closing Date, will be exchanged for shares of the Acquiring ETF.

These dates may change if the Closing Date of the Reorganization changes.

Q.What if I want to redeem shares of the Target Fund after the Reorganization?

A.You will need to contact your broker. After the Reorganization, you will hold shares of the Acquiring ETF. Because the Acquiring ETF is an exchange-traded fund, this means that you cannot redeem your individual shares anymore. Instead, you will need to call your broker and place an order to sell the Acquiring ETF shares that you received in the Reorganization. Depending on your brokerage firm this may mean paying a commission.

Q.What will happen if shareholders of the Target Fund do not approve the Reorganization or the transaction is not completed?

A.If the shareholders of the Target Fund do not approve the Reorganization or other closing conditions are not satisfied or waived, the Reorganization will not be completed, and the Board will consider other possible courses of action for the Target Fund, including continuing to operate the Fund as a stand-alone fund, merging the Fund into another Touchstone Fund, or liquidating the Fund.

Q.When will the Reorganization occur?

A.The Reorganization is expected to be completed on or about October 20, 2023.

Q.Who should I contact for more information?

A.You can contact Shareholder Services at (800) 543-0407 for more information.

8

TOUCHSTONE DYNAMIC ALLOCATION FUND

a series of

TOUCHSTONE STRATEGIC TRUST

303 Broadway, Suite 1100

Cincinnati, Ohio 45202

(800) 543-0407

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 29, 2023

To the Shareholders:

Notice is hereby given that a special meeting of shareholders of Touchstone Dynamic Allocation Fund (the "Target Fund"), a series of Touchstone Strategic Trust (the "Target Trust"), will be held at the offices of the Target Trust, 303 Broadway, Suite 1100, Cincinnati, Ohio, 45202 on August 29, 2023 at 12:00 p.m., Eastern time, and any adjournment or postponement thereof (the "Special Meeting"). At the Special Meeting, shareholders of the Target Fund will be asked to consider the following proposal:

To approve an Agreement and Plan of Reorganization (the "Plan") between the Target Fund, a series of the Target Trust, and the Touchstone Dynamic International ETF (the "Acquiring ETF"), a series of Touchstone ETF Trust, providing for (i) the transfer of all the assets of the Target Fund to the Acquiring ETF in exchange solely for shares of the Acquiring ETF and the assumption by the Acquiring ETF of all the liabilities of the Target Fund; (ii) the liquidating distribution of the Acquiring ETF's shares to the Target Fund's shareholders in proportion to their holdings; and (iii) the termination of the Target Fund (the "Reorganization").

The Board of Trustees of the Target Trust has fixed the close of business on June 30, 2023 as the record date for determination of shareholders entitled to notice of and to vote at the Special Meeting.

Please complete, sign, date and return your proxy card in the postage paid return envelope or otherwise vote promptly regardless of the number of shares owned.

Shareholders who do not expect to attend the Special Meeting are requested to complete, sign, date and return the enclosed proxy card in the enclosed envelope, which needs no postage if mailed in the United States. Shareholders may also vote by telephone or via the Internet. Instructions for the proper execution of the proxy card are set forth immediately following this notice or, with respect to telephone or internet voting, on the proxy card. It is important that you vote promptly.

Meredyth A. Whitford-Schultz

Secretary

Touchstone Strategic Trust

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Target Trust in validating your vote if you fail to sign your proxy card properly.

1.Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

	Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.		ABC Corp.
(2)	ABC Corp	John Doe, Treasurer
(3)	ABC Corp. c/o John Doe, Treasurer	John Doe
(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee
Trust Accounts
(1)	ABC Trust	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Accounts
(1)	John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2)	Estate of John B. Smith	John B. Smith, Jr., Executor

Every shareholder's vote is important!

Please complete, sign, date and return your proxy card today!

Your proxy vote is important!

The information contained in this Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Proxy Statement/Prospectus is not an offer to sell these securities, and it is not a solicitation of an offer to buy these securities, in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION

DATED JUNE 14, 2023

PROXY STATEMENT/PROSPECTUS

[__], 2023

TOUCHSTONE DYNAMIC ALLOCATION FUND

a series of

TOUCHSTONE STRATEGIC TRUST

303 Broadway, Suite 1100

Cincinnati, Ohio 45202

(800) 543-0407

TOUCHSTONE DYNAMIC INTERNATIONAL ETF

a series of

TOUCHSTONE ETF TRUST 303 Broadway, Suite 1100 Cincinnati, Ohio 45202

(800) 543-0407

This Proxy Statement/Prospectus is being furnished to shareholders of the Touchstone Dynamic Allocation Fund (the "Target Fund"), a series of Touchstone Strategic Trust (the "Target Trust"). The Board of Trustees of the Target Trust has called a special meeting of shareholders of the Target Fund to be held at the offices of the Target Trust, 303 Broadway, Suite 1100, Cincinnati, Ohio 42502, on August 29, 2023 at 12:00 p.m., Eastern time, and any adjournment or postponement thereof (the "Special Meeting"). This Proxy Statement/Prospectus and the enclosed proxy are first being sent to shareholders of the Target Fund on or about [__], 2023.

Shareholders of record of the Target Fund as of the close of business on June 30, 2023 (the "Record Date") are entitled to vote at the Special Meeting and any adjournments or postponements thereof. At the Special Meeting, shareholders of the Target Fund will be asked to consider a proposal to approve an Agreement and Plan of Reorganization (the "Plan") between the Target Fund, a series of the Target Trust, and the Touchstone Dynamic International ETF (the "Acquiring ETF"), a series of Touchstone ETF Trust (the "Acquiring Trust"), providing for (i) the transfer of all the assets of the Target Fund to the Acquiring ETF in exchange solely for shares of the Acquiring ETF and the assumption by the Acquiring ETF of all the liabilities of the Target Fund; (ii) the liquidating distribution of the Acquiring ETF's shares to the Target Fund's shareholders in proportion to their holdings; and (iii) the termination of the Target Fund (the "Reorganization"). The Acquiring ETF is newly formed and had not commenced operations as of the date of this Proxy Statement/Prospectus. Shares of the Acquiring ETF will be listed for trading on The Nasdaq Stock Market LLC ("Nasdaq" or the "Exchange").

The Board of Trustees of each of the Target Trust and the Acquiring Trust (each a "Trust," and together the "Trusts") is comprised of the same individual board members. The Board of Trustees of the Target Trust (the "Board") has approved the proposed Reorganization. In the Reorganization, you will receive shares of the Acquiring ETF in an amount equal in value to the shares of the Target Fund that you hold in each case measured as of the close of business on the date of the Reorganization (although the number of shares and the net asset value per share may be different). However, if you hold fractional Target Fund shares as of the date of the Reorganization, you will receive cash equal to the NAV of such fractional shares in the Reorganization. As a shareholder of the Target Fund, you are being asked to vote to approve the Plan pursuant to which these transactions will be accomplished. The Reorganization is expected to be completed on or about October 20, 2023.

The Board has approved the proposed Reorganization and recommends that shareholders of the Target Fund vote in favor of the proposal to approve the Plan.

Each of the Target Fund and the Acquiring ETF is a series of a registered open-end investment company, although the Target Fund is a mutual fund and the Acquiring ETF is an exchange-traded fund. The Target Fund and the Acquiring ETF are sometimes referred to in this Proxy Statement/Prospectus individually as a "Fund" and collectively as the "Funds." The Acquiring ETF may also be referred to as an "ETF."

In preparation for the Reorganization, the last day to purchase or exchange shares of the Target Fund will be September 29, 2023. The last trade day to redeem Target Fund shares will be trade date October 17, 2023. If the Reorganization is approved by Target Fund shareholders at the Special Meeting, all Target Fund shares will be converted into Acquiring ETF shares in connection with the Reorganization. Target Fund shares held by Direct Shareholders (as defined in the box on page 3 above) also will be converted into Acquiring ETF shares that will be held by BNYM until they are transferred to a brokerage account. However, if you are a Direct Shareholder, you hold Target Fund shares through an IRA or CESA held with Touchstone, and you do not convert your IRA or CESA to a brokerage account, your Target Fund shares will be exchanged for an equivalent share class of the Touchstone Ultra Short Duration Fixed Income Fund. For guidance on determining whether you are a Direct Shareholder, see the box on page 3 above. The Acquiring ETF will open for trading on or about October 23, 2023.

This Proxy Statement/Prospectus, which you should read carefully and retain for future reference, concisely presents the information that you should know about the Funds and the Reorganization for purposes of voting on the proposal. This document also serves as a prospectus for the offering and issuance of shares of the Acquiring ETF to be issued in the Reorganization. A Statement of Additional Information ("SAI") dated [__], 2023 relating to this Proxy Statement/Prospectus and the Reorganization has been filed with the U.S. Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Proxy Statement/Prospectus (meaning it is legally a part of this Proxy Statement/Prospectus).

Additional information concerning the Funds is contained in the documents described below, all of which have been filed with the SEC. Because the Acquiring ETF has not yet commenced operations as of the date of this Proxy Statement/Prospectus, no annual or semi-annual reports are available for the Acquiring ETF at this time.

Information About the Funds:	How to Obtain this Information:
Target Fund Prospectus: Prospectus relating to the	Copies are available upon request and without charge if
Touchstone Dynamic Allocation Fund dated April 28,	you:
2023, as supplemented through the date of this Proxy	- Write to Touchstone Strategic Trust,
Statement/Prospectus (File Nos. 002-80859 and 811-
P.O. Box 534467
03651; Accession No. 0001683863-23-003880).
Pittsburgh, Pennsylvania 15253-4467; or
- Call (800) 543-0407 toll-free; or
Acquiring ETF Prospectus: Prospectus relating to the

Touchstone Dynamic International ETF dated July	- Download a copy from
[14], 2023 (File [ ]; Accession No. [ ]).
TouchstoneInvestments.com/Resources

Target Fund Statement of Additional Information:
SAI relating to the Touchstone Dynamic Allocation
Fund dated April 28, 2023, as supplemented through
the date of this Proxy Statement/Prospectus (File Nos.
002-80859 and 811-03651).

Acquiring ETF SAI: SAI relating to the Touchstone
Dynamic International ETF dated July [14], 2023 (File
[ ]; Accession No. [ ]).

Target Fund Annual Report: Annual Report relating to the Touchstone Dynamic Allocation Fund for the fiscal year ended December 31, 2022. (File No. 811-

03651).

You can also obtain copies of any of the above-referenced documents without charge on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following e-mail address: publicinfo@sec.gov.

This Proxy Statement/Prospectus sets forth the information shareholders of the Target Fund should know before voting on the Reorganization (in effect, investing in shares of the Acquiring ETF) and constitutes an offering of shares of beneficial interest, no par value per share, of the Acquiring ETF. Please read this Proxy Statement/Prospectus carefully and retain it for future reference.

THE SEC HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROXY STATEMENT/PROSPECTUS IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.

An investment in the Acquiring ETF:

•is not a deposit of, or guaranteed by, any bank

•is not insured by the FDIC, the Federal Reserve Board or any other government agency

•is not endorsed by any bank or government agency

•involves investment risk, including possible loss of your original investment

SUMMARY

This section summarizes the primary features of the Reorganization. It may not contain all of the information that is important to you. To understand the Reorganization, you should read this entire Proxy Statement/Prospectus and the exhibits. This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus, the SAI, and the Plan, a form of which is attached to this Proxy Statement/Prospectus as Exhibit A.

Background

On February 16, 2023, the Board of Trustees of the Target Trust (the "Board") approved the Reorganization of the Target Fund into the Acquiring ETF, subject to the approval of the Target Fund's shareholders. Touchstone Advisors, Inc. ("Touchstone Advisors" or the "Adviser") and the Board believe that operating the Target Fund as an ETF pursuant to a new investment strategy, as described herein, is in the best interests of the Target Fund and its shareholders. The inception date of the Target Fund is September 30, 2004. As of April 30, 2023, the Target Fund had net assets of approximately $64 million. The Acquiring ETF is newly formed and had not commenced operations as of the date of this Proxy Statement/Prospectus. The Acquiring ETF will commence operations upon the closing of the Reorganization.

Reorganization

What are the reasons for the Reorganization?

In approving the Reorganization, the Board, including those trustees who are not "interested persons," as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees"), determined that the Reorganization was in the best interests of the Target Fund and that the interests of existing shareholders of the Target Fund will not be diluted as a result of the Reorganization. The Board approved the Reorganization and recommended that shareholders of the Target Fund approve the Reorganization at the Special Meeting. The Board of Trustees of each Trust considered the following factors, among others:

•Lower Expenses: After the Reorganization, the Acquiring ETF will operate with a lower total expense ratio and lower net expense ratio than each share class of the Target Fund. In addition, to ensure that you benefit from a lower overall fee structure, the Adviser has agreed to a contractual expense limitation agreement for the Acquiring ETF to ensure that the net total annual operating expenses of the Acquiring ETF is lower than the net total annual operating expenses of each share class of the Target Fund. This contractual expense limitation agreement for the Acquiring ETF will remain in place through at least October 29, 2024.

•Intraday Trading: The Acquiring ETF shares can be purchased and sold throughout the trading day at market value on the exchange. This means that if you decide to purchase or sell shares of the Acquiring ETF, you can do so right away at the then-prevailing market price. By contrast, with the Target Fund, you place your purchase or redemption order and your shares are redeemed at the next calculated NAV, which does not happen until the end of each trading day.

o This means you will no longer purchase or redeem your shares for cash at the next determined NAV, but rather at the prevailing market price, which may be higher or lower than the NAV.

o Buying or selling shares of the Acquiring ETF may involve paying a brokerage commission. Additionally, because prices on the exchange may be higher or lower than the Acquiring ETF's NAV, you may pay more than NAV when buying Acquiring ETF shares and receive less than NAV when selling Acquiring ETF shares.

•Tax Efficiency: Current shareholders of each class of the Target Fund are expected to benefit from the potential for greater tax efficiency with the ETF structure, as ETFs generally experience fewer portfolio transactions than mutual funds due to the secondary market liquidity of the ETF structure.

•Other Benefits: In addition, Touchstone Advisors believes, and the Board agreed, that operating the Acquiring ETF in the exchange-traded fund structure offers other potential benefits, such as reduced operational costs, greater holdings transparency and liquidity, and a greater opportunity to achieve economies of scale.

In the event that the Reorganization is not completed, the Board will determine what action is in the best interest of the Target Fund, including whether or not to liquidate the Target Fund, continue to operate the Target Fund, or re-solicit shareholders to reorganize the Target Fund.

1

For more information, please see the section titled "Information About the Reorganization—Reasons for the Reorganization."

What are the key features of the Reorganization?

The Plan sets forth the key features of the Reorganization. The Plan provides for the following:

•the transfer of all the assets of the Target Fund to the Acquiring ETF in exchange solely for shares of the Acquiring ETF and the assumption by the Acquiring ETF of all the liabilities of the Target Fund;

•the distribution of the Acquiring ETF's shares to the Target Fund shareholders, in proportion to their holdings, in complete liquidation and termination of the Target Fund; and

•the receipt of an opinion of counsel that the Reorganization qualifies as a tax-free reorganization for federal income tax purposes.

The Reorganization is expected to be completed on or about October 20, 2023.

After the Reorganization, what shares of the Acquiring ETF will I own?

Each Fund is a series of a registered open-end management investment company; however, the Target Fund is a mutual fund while the Acquiring ETF is an exchange-traded fund. In the Reorganization, you will receive shares of the Acquiring ETF. The Acquiring ETF shares you receive will have the same total value as your shares of the Target Fund, in each case measured as of the close of business on the date of the Reorganization, except with respect to any fractional shares of the Target Fund you may own. If you hold fractional Target Fund shares, you will receive cash equal to the NAV of such fractional shares in the Reorganization.

How do the Funds' fees and expenses compare?

Comparative Fee Tables. The following tables allow you to compare the various fees and expenses that you may pay for buying, holding and selling shares of each Fund. Pro forma expenses project anticipated expenses of the Acquiring ETF following the Reorganization. Actual expenses may be greater or less than those shown. The shareholder transaction expenses presented below for the Target Fund show the maximum sales charge (load) on purchases of Fund shares as a percentage of offering price. The Target Fund shareholders will not pay any front-end sales charge on any shares of the Acquiring ETF received as part of the Reorganization. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Expense ratios reflect annual fund operating expenses for the twelve months ended December 31, 2022 for the Target Fund. Pro forma numbers are estimated as if the Reorganization had been completed as of December 31, 2022 and do not include the estimated costs of the Reorganization, which will be borne by Touchstone Advisors and not the Funds, whether or not the Reorganization is completed.

		Acquiring
		ETF after
	Target Fund	Reorganization
	Class A	(pro forma)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
of offering price)	5.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original	None	None
purchase price or the amount redeemed, whichever is less)
Wire Redemption Fee	$15	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
2

Management Fees	0.25%

Distribution and/or Shareholder Service (12b-1) Fees	0.25%
Other Expenses	0.50%
Acquired Fund Fees and Expenses (AFFE)	0.67%
Total Annual Fund Operating Expenses	1.67%
Fee Waiver and/or Expense Reimbursement	(0.51)%
Total Annual Fund Operating Expenses After Fee Waiver or Expense
Reimbursement	1.16%

(1)

(2)

(1)(2)

0.55%

0.00% (4)

0.56% (5)

0.00%

1.11%

(0.46)% (3)

0.65% (3)

		Acquiring
	Target Fund	ETF after
		Reorganization
	Class C	(pro forma)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original		None

purchase price or the amount redeemed, whichever is less)	1.00%
Wire Redemption Fee	$15	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)

Management Fees	0.25%

Distribution and/or Shareholder Service (12b-1) Fees	1.00%
Other Expenses	1.47%

Acquired Fund Fees and Expenses (AFFE)	0.67%
Total Annual Fund Operating Expenses	3.39%

Fee Waiver and/or Expense Reimbursement	(1.48)%
Total Annual Fund Operating Expenses After Fee Waiver or Expense	1.91%
Reimbursement

(1)

(2)

(1)(2)

0.55%

0.00% (4)

0.56% (5)

0.00%

1.11%

(0.46)% (3)

0.65% (3)

Acquiring
	Target Fund	ETF after
Reorganization
	Class Y	(pro forma)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a	None	None
percentage of offering price)
Maximum Deferred Sales Charge (Load) (as a percentage of original	None	None
purchase price or the amount redeemed, whichever is less)
Wire Redemption Fee	$15	None
3

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)

Management Fees	0.25%

Distribution and/or Shareholder Service (12b-1) Fees	None
Other Expenses	0.74%

Acquired Fund Fees and Expenses (AFFE)	0.67%
Total Annual Fund Operating Expenses	1.66%
Fee Waiver and/or Expense Reimbursement	(0.75)%
Total Annual Fund Operating Expenses After Fee Waiver or Expense
Reimbursement	0.91%

(1)

(2)

(1)(2)

0.55%

0.00% (4)

0.56% (5)

0.00%

1.11%

(0.46)% (3)

0.65% (3)

(1)Total Annual Fund Operating Expenses include Acquired Fund Fees and Expenses and will differ from the ratios of expenses to average net assets that are included in the Fund's annual report for the fiscal year ended December 31, 2022.

(2)Touchstone Advisors, Inc. (the "Adviser" or "Touchstone Advisors") and Touchstone Strategic Trust (the "Target Trust") have entered into a contractual expense limitation agreement whereby Touchstone Advisors will waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of "Acquired Fund Fees and Expenses," if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 0.49%, 1.24% and 0.24% of average daily net assets for Classes A, C and Y shares, respectively. This contractual expense limitation is effective through April 29, 2024, but can be terminated by a vote of the Board of Trustees of the Target Trust (the "Target Board") if it deems the termination to be beneficial to the Fund's shareholders. The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Target Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Advisor reduced its compensation or assumed expenses for the Fund. The Fund will make repayments to the Adviser only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense cap in place when such amounts were waived or reimbursed and (2) the Fund's current expense limitation.

(3)Touchstone Advisors and Touchstone ETF Trust (the "Acquiring Trust") have entered into a contractual expense limitation agreement whereby Touchstone Advisors will waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's interfund lending program, if any; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of "Acquired Fund Fees and Expenses," if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 0.65% of average daily net assets. This contractual expense limitation is effective through October 29, 2024 but can be terminated by a vote of the Board of Trustees of the Acquiring Trust (the "Acquiring Board") if it deems the termination to be beneficial to the Fund's shareholders. The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Advisor reduced its compensation or assumed expenses for the Fund. The Fund will make repayments to the Advisor only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense cap in place when such amounts were waived or reimbursed and (2) the Fund's current expense limitation.

(4)The Fund has adopted a Distribution (12b-1) Plan pursuant to which the Fund may incur and pay a Distribution (12b-1) Fee of up to a maximum of 0.25%. No such fee is currently incurred and paid by the Fund. The Fund will not incur and pay such a Distribution (12b-1) Fee until such time as approved by the Acquiring Board.

(5)Other Expenses are based on estimated amounts for the current fiscal year.

Expense Example. The example is intended to help you compare the cost of investing in the Target Fund and the Acquiring ETF (pro forma), assuming the Reorganization takes place. The example assumes that you invest $10,000 for the time periods indicated and redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the operating expenses remain as shown above and that the contractual expense limitation agreement for the Acquiring ETF after the Reorganization (pro forma) is in place for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		Assuming Redemption
	1 Year	3 Years	5 Years	10 Years

Target Fund – Class A	$612	$953	$1,316	$2,337
Acquiring ETF after Reorganization (Pro Forma)	$66	$307	$567	$1,310

Target Fund – Class C	$294	$904	$1,638	$3,577
Acquiring ETF after Reorganization (Pro Forma)	$66	$307	$567	$1,310

Target Fund – Class Y	$93	$450	$832	$1,902
Acquiring ETF after Reorganization (Pro Forma)	$66	$307	$567	$1,310
		Assuming No Redemption
	1 Year	3 Years	5 Years	10 Years

Target Fund – Class C	$194	$904	$1,638	$3,577
Acquiring ETF after Reorganization (Pro Forma)	$66	$307	$567	$1,310

Portfolio Turnover. Each Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Expense Example, affect the Funds' performance. As of its most recent fiscal year end, the portfolio turnover rate for the Target Fund was 60%. The Acquiring ETF had not commenced operations as of the date of this Proxy Statement/Prospectus and, as a result, does not yet have a portfolio turnover rate.

How do the Funds' performance records compare?

The Acquiring ETF is newly formed and will commence operations following the completion of the Reorganization. The performance and accounting history of the Target Fund will be assumed by the Acquiring ETF. The Target Fund is managed by a different sub-adviser using different investment strategies than the Acquiring Fund. The performance shown below would have differed if Los Angeles Capital had managed the Target Fund pursuant to the Fund's current strategies prior to the Reorganization.

The bar chart and performance table below illustrate some indication of the risks and volatility of investing in the Acquiring ETF by showing changes in Target Fund performance from calendar year to calendar year and by showing how the Target Fund's average annual total returns for one year, five years, and ten years (or since inception) compare with the Target Fund's benchmark. The bar charts do not reflect any sales charges, which would reduce your return. The performance tables reflect any applicable sales charges. The Target Fund's past performance (before and after taxes) does not indicate how the Acquiring ETF will perform in the future. Updated performance for the Target Fund is available at no cost by visiting TouchstoneInvestments.com or by calling (800) 543-0407.

Target Fund—Class Y Shares Total Return as of December 31

30%

20%	17.57%				14.21%		18.35%
10%		5.21%		3.03%				13.23%	5.39%

0%

-10%			-2.75%
						-7.69%

-20%										-16.34%
-30%	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022

	Best Quarter: 2nd Quarter 2020 14.08%							Worst Quarter: 1st Quarter 2020 (15.22)%

The Target Fund's calendar year-to-date total return for Class Y shares as of March 31, 2023 was 4.50%.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after- tax returns do not apply to shares held in an IRA, 401(k), or other tax-advantaged account. After-tax returns are only shown for Class Y shares and after-tax returns for other classes will vary. The after-tax returns for other classes of shares offered by the Target Fund will differ from the Class Y shares' after-tax returns. The Return After Taxes on Distributions and Sale of Fund Shares may be greater than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.

Average Annual Total Returns

For the periods ended December 31, 2022

		Target Fund
	1 Year	5 Years	10 Years
Class A
Return Before Taxes	(20.75)%	0.29%	3.56%
Return After Taxes on Distributions	(21.80)%	(1.17)%	2.10%
Return After Taxes on Distributions and Sale of Fund Shares(1)	(11.63)%	0.01%	2.47%
Class C
Return Before Taxes	(17.95)%	0.75%	3.56%
Class Y
Return Before Taxes	(16.34)%	1.75%	4.44%
MSCI All Country World Index (ACWI) (reflects no deduction	(18.36)%	5.23%	7.98%
for fees, expenses or taxes)
Bloomberg U.S. Universal Index (reflects no deduction for fees,	(12.99)%	0.18%	1.33%
expenses or taxes)

Tax Information

Each Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-advantaged account, such as a 401(k) plan or an IRA. Withdrawals from a tax-advantaged account, however, may be taxable.

Financial Intermediary Compensation

If you purchase shares in a Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Will I be able to purchase, exchange, and redeem shares the same way?

There are material differences in the purchase procedures and exchange rights, and redemption procedures of the Target Fund and the Acquiring ETF. The table below summarizes the changes generally. Please see the narrative discussion following the table for more information about these differences.

	Target Fund	Acquiring ETF
Purchase procedures	Shareholders open an account with the Target	Shareholders purchase or sell individual
	Fund or otherwise purchase their shares	shares on the Exchange, through a brokerage
	through their financial intermediary.	account.
Only Authorized Participants may purchase
Creation Units of shares from the Acquiring
Trust.
Exchange rights	Shareholders of the Target Fund may be	ETF shares have no exchange rights.
exchanged for the same class shares of
another Touchstone mutual fund.

Redemption procedures	Shareholders may redeem shares directly	Individual shareholders will normally "exit"
	from the Target Fund at NAV at any time and	their investment in the Acquiring ETF by
	will receive proceeds in cash.	selling shares on the Exchange, through a
brokerage account.
Shares may only be redeemed by Authorized
Participants in Creation Units and are
typically redeemed in cash.

For both the Target Fund and the Acquiring ETF, the NAV is determined at the close of regular trading (normally 4:00 p.m. Eastern Time) on each day that The Nasdaq Stock Market LLC ("Nasdaq" or the "Exchange") is open for business. Further, each of the Target Fund and Acquiring ETF generally values portfolio securities at market value. Because the value of the Funds' portfolio securities changes every business day, its share price usually changes as well. In the event of an emergency or other disruption in trading on the Exchange, a Fund's NAV would still normally be determined as of 4:00 p.m., Eastern time, or at the time as of which the Nasdaq establishes official closing prices. The Nasdaq is generally closed on all national holidays and Good Friday; Fund shares will not be priced on those days or other days on which the Nasdaq is scheduled to be closed. When the Nasdaq is closed for unusual reasons, Fund shares will generally not be priced.

Additional Information on Differences in Purchases of Shares

Target Fund. Shares of the Target Fund are sold at NAV. Shareholders or prospective shareholders of the Target Fund may purchase shares of the Target Fund on any day that the NYSE is open for trading, subject to certain restrictions. Purchases may be made by contacting Touchstone Funds by calling (800) 543-0407. You also may purchase shares through a financial intermediary. The minimum initial investment in Class A, C, or Y shares of the Target Fund is $2,500. Additional investments can be as little as $50.

Acquiring ETF. The Acquiring ETF will be traded on the Exchange during the trading day. Individual shares can be bought and sold in the secondary market (the Exchange) through a broker or dealer at a market price throughout the trading day, like other shares of publicly-traded securities. ETF shares are bought and sold at market prices, rather than the NAV, and shares may trade at a price greater or less than the NAV. There is no minimum investment for purchases made on the Exchange. When buying or selling ETF shares through a broker, you may incur customary brokerage commissions and charges. When charged, the commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you will incur the cost of the "spread," which is the difference between what investors are willing to pay for shares (the "bid" price) and the price at which they are willing to sell the shares (the "ask" price). The spread with respect to an ETF's shares varies over time based on the ETF's trading volume and market liquidity and is generally lower (or narrow) if the ETF has a lot of trading volume and market liquidity and higher (or wider) if the ETF has little trading volume and market liquidity. When the spread widens, particularly in times of market stress, you may pay significantly more or receive significantly less than the underlying value of the ETF shares when they buy or sell ETF shares in the secondary market. Because of the costs of buying and selling ETF shares, frequent trading may reduce investment returns.

Only certain large investors that have contractually agreed to be, and have been designated as, Authorized Participants are able to purchase and redeem large blocks of shares directly with the Acquiring ETF. Purchase and redemption activity conducted by Authorized Participants directly with the Acquiring ETF will be done in increments of 50,000 share Creation Units. A fee (called a "Transaction Fee") is expected to be charged to Authorized Participants who create or redeem Acquiring ETF shares in Creation Units. All redemptions of Creation Units are typically made in-kind. The Acquiring Trust currently expects the Acquiring ETF's standard Transaction Fee to be $2,100, and the Acquiring ETF may impose a variable Transaction Fee of up 3% of the value of the Creation Unit(s) being purchased. Under normal circumstances, the Acquiring ETF will issue or redeem Creation Units in return for a basket of assets that the Acquiring ETF specifies each day and are effected at the NAV as next determined after the receipt of an order in proper form. The value of the minimum initial and subsequent investment by an Authorized Participant varies with the value of this basket of assets specified by the ETF each day. Authorized Participants may only purchase and redeem shares in Creation Units by submitting an order through the Acquiring ETF's transfer agent to its distributor.

Purchase and redemption activity conducted by Authorized Participants directly with the Acquiring ETF is subject to a Transaction Fee. A Transaction Fee is charged on each Creation Unit and is paid by Authorized Participants who create or redeem shares in Creation Units. The amount of the Transaction Fee can change from time to time and the specific amount is announced to Authorized Participants before the fee changes.

Additional Information on Differences in Exchange Privileges

Target Fund. Shareholders of the Target Fund may exchange their shares for shares of other Touchstone mutual funds.

Acquiring ETF. There is no exchange privilege for the Acquiring ETF. This means that to exit an investment in the Acquiring ETF, a shareholder will need to sell the shares in the secondary market at the then-current market price and may incur a brokerage commission or other fee to do so.

Additional Information on Differences in Redemption Rights

Target Fund. Shares of the Target Fund may be redeemed directly from the Target Fund at NAV on any day that the NYSE is open for trading, subject to certain restrictions. You can sell your directly-held shares over the telephone by calling Touchstone Securities at (800) 543-0407, unless you have specifically declined this option. If you do not wish to have this ability, you must mark the appropriate section of the investment application. You may also sell your shares online via the Touchstone Funds' website: TouchstoneInvestments.com. Shareholders may also redeem shares through their financial advisory or other financial intermediary.

Acquiring ETF. The Acquiring ETF is traded on the Exchange. Individual ETF shares are not redeemed by investors directly from the Acquiring ETF, except in Creation Units by an Authorized Participant. To exit an investment, an investor would sell individual ETF shares on the Exchange through a broker-dealer. If you wish to sell shares of the Acquiring ETF, you should contact your broker. You may incur a brokerage fee when selling shares of the Acquiring ETF. Because the shares trade on an exchange at market prices rather than at the NAV shares may trade at market prices that are greater than NAV (premium) or less than NAV (discount).

Only certain large investors that have contractually agreed to be, and have been designated as, Authorized Participants are able to redeem large blocks of shares directly with the Acquiring ETF.

Redemption activity conducted by Authorized Participants directly with the Acquiring ETF will generally be done in increments of 50,000 share Creation Units. A Transaction Fee is charged per Creation Unit to Authorized Participants who redeem shares in Creation Units. The Acquiring Trust currently expects the Acquiring ETF's standard Transaction Fee to be $2,100, and the Acquiring ETF may impose a variable Transaction Fee of up 2% of the value of the Creation Unit(s) being redeemed.

The Acquiring ETF will redeem Creation Units in return for a basket of instruments that the Acquiring ETF specifies each day, such basket will have the same aggregate value as the aggregate NAV of the Creation Unit(s) redeemed. Shares of the Acquiring ETF may only be redeemed in Creation Units by submitting an order to the Acquiring ETF's transfer agent.

Redemption proceeds for a Creation Unit are paid through the in-kind transfer of securities. Redemption proceeds for a Creation Unit will consist of cash in an amount equal to the difference between the NAV of the shares of the Acquiring ETF being redeemed, as next determined after a receipt of a request in proper form less any fixed redemption transaction fee and any applicable additional variable charge.

More information about the purchase and sale of shares in Creation Units can be found in the Statement of Additional Information for the Acquiring ETF under "Transactions in Creation Units." In addition, more detailed information is available below in this Proxy Statement/Prospectus in the section entitled "Comparison of the Target Fund and Acquiring ETF — Purchase, Redemption and Pricing of Fund Shares" and in Exhibit D entitled "More Information with Respect to Buying and Selling Shares of the Acquiring ETF."

Will I be able to receive distributions the same way?

Like the Target Fund, the Acquiring ETF intends to distribute to its shareholders substantially all of its net investment income and capital gains. The Target Fund declares and pays any net investment income dividends quarterly. After the Reorganization, the Acquiring ETF expects to declare and pay any net investment income dividends annually. Each Fund makes distributions of capital gains, if any, at least annually. After the Reorganization, any income and capital gains may be reinvested in the Acquiring ETF or, if you have so elected, distributed in cash. Please contact your financial intermediary to confirm your elections. Each Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-advantaged account, such as an IRA. Withdrawals from a tax-advantaged account, however, may be taxable. For more information, see the section titled "Distribution Policy."

Who will be the Adviser, Sub-Adviser and Portfolio Managers of my Fund after the Reorganization?

Touchstone Advisors serves as the investment adviser for each Fund. Each Fund's sub-adviser and portfolio managers are set forth below.

			Investment Experience	Primary Title with
	Sub-Adviser	Portfolio Managers	with the Fund	Sub-Adviser
Dynamic	Wilshire	Nathan Palmer, CFA	Since 2015	Managing Director, Portfolio
Allocation Fund				Manager
		Anthony Wicklund,	Since 2015	Managing Director, Portfolio
		CFA, CAIA		Manager
9

			Investment Experience	Primary Title with
	Sub-Adviser	Portfolio Managers	with the Fund	Sub-Adviser
	Los Angles		Since inception in October 2023	Co-Chief Investment Officer
Hal W. Reynolds, CFA
Dynamic	Capital
International ETF	Management
LLC
		Ed Rackham, Ph.D.	Since inception in October 2023	Co-Chief Investment Officer
			Since inception in October 2023	Senior Portfolio Manager
Daniel Arche,
CFA

As described above, Touchstone Advisors and Wilshire will continue to serve as adviser and sub-adviser, respectively, to the Target Fund until the completion of the Reorganization. Immediately following the Reorganization, Touchstone Advisors and Los Angeles Capital will serve as adviser and sub-adviser, respectively, to the Acquiring ETF. For additional information regarding Touchstone Advisors, the sub-advisers, and the portfolio managers, please see the section titled "The Funds' Management— Investment Adviser" and "The Funds' Management—Sub-Advisers and Portfolio Managers."

What will be the primary federal income tax consequences of the Reorganization?

The Reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes. If the Reorganization so qualifies, then generally no gain or loss will be recognized for federal income tax purposes by the Funds or their respective shareholders as a direct result of the Reorganization. As a condition to the closing of the Reorganization, the Funds will each receive an opinion from the law firm of K&L Gates LLP that the Reorganization qualifies as a tax-free reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The opinion, however, is not binding on the Internal Revenue Service (the "IRS") or any court and thus does not preclude the IRS or a court from taking a contrary position. See "Information About the Reorganization—Material Federal Income Tax Consequences" for more information on the material federal income tax consequences of the Reorganization.

Will there be any repositioning costs?

Prior to the Reorganization, the Target Fund is not expected to sell any of its portfolio securities in connection with its Reorganization.

After the Reorganization, it is estimated that the Acquiring ETF will sell approximately 100% of the Target Fund's investment portfolio as of December 31, 2022. If the repositioning had occurred on December 31, 2022, the Funds would have realized a loss and it would not have resulted in a taxable distributable gain to shareholders. However, the Acquiring ETF will bear brokerage commissions or other transaction costs in connection with the repositioning. It is estimated that such portfolio repositioning would have resulted in transaction costs of approximately $233,000, or approximately $0.04 per share or 0.37% of net assets, for the Acquiring ETF if such sales occurred on December 31, 2022. These transaction costs represent expenses of the Acquiring ETF that are not subject to the Fund's expense cap and will be borne by the Acquiring ETF and indirectly borne by its shareholders (including former shareholders of the Target Fund if the Reorganization is completed). This portfolio repositioning is due to the fact that the Acquiring ETF has a different sub-adviser that utilizes a different investment strategy and process than the Target Fund. Namely, the Acquiring ETF mainly invests in a portfolio of individual equity securities, whereas the Target Fund gains market exposure almost entirely through investments in underlying funds.

COMPARISON OF INVESTMENT GOALS, PRINCIPAL INVESTMENT STRATEGIES

AND RISKS

The Target Fund and the Acquiring ETF have the same investment goal, and similar principal investment strategies and risk factors, which are presented in the tables below. In addition to the investment goals and principal investment strategies described below, each Fund is also subject to certain additional investment policies and limitations, which are described in each Fund's prospectus and SAI. The cover pages of this Proxy Statement/Prospectus describe how you can obtain copies of these documents. A comparison of the principal risks associated with the Funds' investment strategies is described below under "Principal Risks." Each Fund's investment goal is non-fundamental, and may be changed by the Board without shareholder approval. Shareholders will be notified at least 60 days before any change takes effect.

The Funds have the same investment goal, which is to seek capital appreciation. The Funds' investment strategies are similar in that each Fund emphasizes capital appreciation; however, the investment strategies differ in certain respects. For example, the Acquiring ETF invests in a wide array of international equity securities while the Target Fund is a "fund-of-funds" that invests in a portfolio of both domestic and international equity and fixed-income oriented underlying funds.

After the Reorganization, all shareholders would continue to have exposure to a dynamically allocated Fund that seeks capital appreciation and primarily invests in non-U.S. equity securities.

Investment Goals and Principal Investment Strategies

	Target Fund	Acquiring ETF
Investment Goal	The Fund seeks to provide investors with	The Fund seeks capital appreciation.
capital appreciation.

Principal Investment The Fund is a "fund-of-funds," which seeks to

Strategyachieve its investment goal by primarily investing in a diversified portfolio of underlying equity and fixed-income funds. These underlying funds, in turn, invest in a variety of U.S. and foreign equity and fixed- income securities (although a portion of the Fund's assets may be invested in cash, cash equivalents, or in money market funds). The underlying funds in which the Fund invests will be affiliated Touchstone Funds.

The following table details, under normal circumstances, how the Fund generally expects to allocate its assets among equity and fixed-income funds, as of the date of this prospectus.

Under normal circumstances, the Fund generally expects to allocate 45-75% of its assets to equity funds (with an approximate target of 60%) and 25-55% of its assets to fixed-income funds (with an approximate target of 40%).

The Fund may invest up to 45% of its assets in any individual underlying fund. Several of the underlying funds in which the Fund invests may invest without limit in securities of issuers outside of the United States. As a result, the Fund will have exposure to foreign markets (including emerging markets). The Fund, through its investment in underlying funds, may also be exposed to equity securities of companies of all market capitalizations, including small-, mid-, and large-cap companies. Though not expected to be a substantial part of the overall strategy of

The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of non- U.S. companies. The Fund's 80% policy is a non- fundamental investment policy that can be changed upon 60 days' prior notice to shareholders. Equity securities include common stocks, preferred stocks, depositary receipts such as American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), Real Estate Investment Trusts ("REITs"), and interests in other investment companies, including other exchange-traded funds that invest in equity securities. The Fund may invest in securities of companies domiciled in both developed and emerging markets.

The Fund's sub-adviser, Los Angeles Capital, employs a quantitative investment process for security selection and risk management. Los Angeles Capital utilizes its proprietary quantitative Dynamic Alpha Stock Selection Model® to build an equity portfolio that adapts to market conditions. The model considers a range of valuation, earnings and management characteristics to identify current drivers of return. By including fundamental data inputs for a universe of global equity securities and, through the use of statistical tools, the model estimates expected returns based on each security's risk characteristics and the expected return to each characteristic in the current market environment. Security weights are assigned through an integrated optimization process that is model driven, which identifies the portfolio with the highest expected return for an acceptable

Equity Securities

Fixed Income

Securities

the Fund, the Fund, through its investment in

underlying funds, will gain exposure to additional strategies and instruments of the underlying funds, including: collateralized loan obligations, derivatives (such as futures contracts, options, and swaps), and real estate investments.

The Fund's sub-adviser, Wilshire, seeks to develop an optimal model allocation among underlying funds that seeks to provide capital appreciation through global exposure to a broad array of assets classes and investment strategies. The underlying funds encompass funds with both growth and income objectives.

Wilshire determines which underlying funds to utilize when making allocation decisions, subject to oversight by the Adviser. Wilshire, subject to approval by the Fund's Adviser, may change the Fund's target allocation to each asset class, the underlying funds in each asset class (including the addition or removal of funds from the universe of underlying funds), or target allocations to each underlying fund without prior approval from or notice to shareholders.

Under normal circumstances, the Fund generally expects to allocate 45-75% of its assets to equity funds (with an approximate target of 60%).

Under normal circumstances, the Fund generally expects to allocate 25-55% of its assets to fixed-income funds (with an approximate target of 40%).

level of risk. The Fund's portfolio is rebalanced

periodically using the quantitative model.

Los Angeles Capital seeks to generate incremental investment returns above the Fund's benchmark, while attempting to control investment risk relative to the benchmark. While Los Angeles Capital does not set price targets or valuation constraints, it will sell a security if it no longer has the desired risk characteristics, or if there are concerns about a particular company's merits. As economic conditions change and investor risk preferences evolve, Los Angeles Capital's forecasts will change accordingly.

The Fund will typically hold 100-140 names.

The Fund invests, under normal circumstances, at least 80% of its assets in equity securities, which include common stocks, preferred stocks, depositary receipts such as ADRs, GDRs and EDRs, REITs, and interests in other investment companies, including other ETFs that invest in equity securities.

Investing in fixed income securities is not a part of the Fund's principal investment strategy.

Foreign Securities

The underlying funds in which the Fund invests, in turn, invest in a variety of U.S. and foreign equity and fixed-income securities. Several of the underlying funds in which the Fund invests may invest without limit in securities of issuers outside of the United States. As a result, the Fund will have exposure to foreign markets (including emerging markets).

The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of non- U.S. companies. The Fund may invest in securities of companies domiciled in both developed and emerging markets.

Principal Risks

Each Fund's share price will fluctuate. You could lose money on your investment in the Funds and the Funds could also return less than other investments. Investments in the Funds are not bank guaranteed, are not deposits, and are not insured by the FDIC or any other federal government agency. As with any mutual fund or ETF, there is no guarantee that a Fund will achieve its investment goal. You can find more information about the Funds' investments and risks under the "Principal Investment Strategies and Risks" section of the Funds' prospectus.

The Target Fund has substantially the same principal risks as the Acquiring ETF, except that the Target Fund is subject to risks that are particular to investing in underlying mutual funds and ETFs, while the Acquiring ETF is subject to additional risks as a result of operating as an ETF. The Target Fund's underlying funds are subject to risks such as fixed-income risk, liquidity risk, and non-diversification risk, among other risks associated with an underlying portfolio primarily comprised of other funds. Additionally, the Target Fund and Acquiring ETF are managed by different sub-advisers and may be subject to differing levels of risk due to differences in the styles and investment processes of the sub-advisers. The principal risks applicable to each Fund are identified in the table below. Following the table is a description of the principal risks. The risks summarized below are not intended to provide shareholders with any indication of the Funds' relative risk/return profiles.

		Dynamic Allocation Fund	Dynamic International ETF
		(Target Fund)(1)	(Acquiring ETF)
Collateralized Loan Obligations Risk		X
Counterparty Risk		X
Derivatives Risk		X
•	Forward Currency Exchange	X
Contract Risk
•	Futures Contracts Risk	X

•	Options Risk	X

•	Swap Agreement Risk	X

Economic and Market Events Risk		X	X

Equity Securities Risk		X	X

•	Large-Cap Risk	X
•	Mid-Cap Risk	X
•	Preferred Stock Risk	X	X
•	Real Estate Investment Trust Risk	X	X
•	Small-Cap Risk	X
ETF Risk			X

•	Authorized Participant Risk		X

•	Premium/Discount Risk		X

•	Secondary Market Trading Risk		X

Fixed-Income Risk		X

Foreign Securities Risk		X	X

•	Depositary Receipts Risk	X	X

•	Emerging Markets Risk	X	X

•	Frontier Markets Risk	X

Fund-of-Funds Structure Risk		X

Growth Investing Risk		X

Liquidity Risk		X

Management Risk		X	X

13

	Dynamic Allocation Fund	Dynamic International ETF
	(Target Fund)(1)	(Acquiring ETF)
Non-Diversification Risk	X
Other Investment Companies Risk	X	X

Pay-In-Kind Bonds Risk	X

Portfolio Turnover Risk	X

Quantitative Strategy Risk		X

Real Estate Industry Risk	X

Risk of Underlying Funds	X

Value Investing Risk	X

(1)Includes the principal risks of an investment in the Fund and the principal risks of investing in the underlying funds.

Collateralized Loan Obligations Risk: Typically, collateralized loan obligations ("CLOs") are privately offered and sold, and thus are not registered under the securities laws. As a result, an underlying fund may in certain circumstances characterize its investments in CLOs as illiquid. In assessing liquidity, an underlying fund will consider various factors including whether the CLO may be purchased and sold in Rule 144A transactions and whether an active dealer market exists. CLOs are subject to the typical risks associated with debt instruments (i.e., interest rate risk and credit risk). Additional risks of CLOs include the possibility that distributions from collateral securities will be insufficient to make interest or other payments, the potential for a decline in the quality of the collateral, and the possibility that an underlying fund may invest in a subordinate tranche of a CLO.

Counterparty Risk: A counterparty (the other party to a transaction or an agreement or the party with whom an underlying fund executes transactions) to a transaction with an underlying fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Derivatives Risk: The use of derivatives may expose an underlying fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Risks associated with derivatives may include correlation risk, which is the risk that the derivative does not correlate well with the security, index, or currency to which it relates, and the risk that the derivative may not have the intended effects. The use of derivatives to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

•Forward Foreign Currency Exchange Contract Risk: A forward foreign currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Forward foreign currency exchange contracts may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying position.

•Futures Contracts Risk: The risks associated with an underlying fund's futures positions include liquidity and counterparty risks associated with derivative instruments.

•Options Risk: Options trading is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The value of options can be highly volatile, and their use can result in loss if the sub-adviser is incorrect in its expectation of price fluctuations. Options, whether exchange traded or over-the-counter, may also be illiquid.

•Swap Agreements Risk: Swap agreements ("swaps") are individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Swaps may increase or decrease the overall volatility of the investments of the underlying fund and its share price. The performance of swaps may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the underlying fund. A swap can be a form of leverage, which can magnify the underlying fund's gains or losses.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times, and for varying periods of time, result in unusually high market volatility, which could negatively impact the Fund's performance and cause the Fund to experience illiquidity, shareholder redemptions, or other potentially adverse effects. Reduced liquidity in credit and fixed-income markets could negatively affect issuers worldwide. Financial institutions could suffer losses as interest rates rise or economic conditions deteriorate. In addition, the Funds' service providers are susceptible to operational and information or cyber security risks that could result in losses to a Fund and its shareholders. Cyber security breaches are either intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause a Fund or Fund service provider to suffer data corruption or lose operational functionality. A cyber security breach could result in the loss or theft of customer data or funds, loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs, any of which could have a substantial impact on a Fund. Such incidents could affect issuers in which a Fund invests, thereby causing the Fund's investments to lose value.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, or as a result of irregular and/or unexpected trading activity among retail investors. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund's shares.

•Large-Cap Risk: Large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•Mid-Cap Risk: Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

•Preferred Stock Risk: In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.

•Real Estate Investment Trust Risk: Real Estate Investment Trusts ("REITs") are pooled investment vehicles that primarily invest in commercial real estate or real estate-related loans. REITs are susceptible to the risks associated with direct ownership of real estate, such as declines in property values and rental rates and increases in property taxes. Additionally, REITs typically incur fees that are separate from those of the Fund.

•Small-Cap Risk: Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources and may be dependent upon a small or inexperienced management group.

ETF Risk: As an ETF, the Fund is subject to the following risks:

•Authorized Participants Concentration Risk: The Fund has a limited number of financial institutions that may act as Authorized Participants ("APs"), which are responsible for the creation and redemption activity for the Fund. To the extent APs exit the business, become unable or are otherwise unwilling to engage in creation and redemption transactions with the Fund and no other AP steps in to create or redeem, Fund shares may trade at a material discount to net asset value ("NAV") and possibly face delisting from the Exchange.

•Premium/Discount Risk: As with all ETFs, Fund shares may only be bought and sold in the secondary market at market prices. There may be times when the trading prices of Fund shares in the secondary market are more than the NAV (a premium) or less than the NAV (a discount). As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, market or stop loss orders to sell Fund shares may be executed at prices well below a Fund's NAV.

•Secondary Market Trading Risk: Investors buying or selling shares in the secondary market may pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of Fund shares. Secondary market trading is subject to bid-ask spreads and trading in Fund shares may be halted by the Exchange because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell shares of the Fund. In addition, although the Fund's shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained or that the Fund's shares will continue to be listed.

Fixed-Income Risk: The market value of an underlying fund's fixed-income investments responds to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, an underlying fund's fixed-income investments will decrease in value if interest rates rise and increase in value if interest rates fall. Normally, the longer an underlying fund's maturity or duration, the more sensitive the value of an underlying fund's shares will be to changes in interest rates.

Foreign Securities Risk: Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers, while such events may not necessarily affect the U.S. economy or issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. There are also risks associated with foreign accounting standards, government regulation, market information, and clearance and settlement procedures. Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.

•Depositary Receipts Risk: Foreign receipts, which include American Depositary Receipts, Global Depositary Receipts, and European Depositary Receipts, are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer. The risks of depositary receipts include many risks associated with investing directly in foreign securities.

•Emerging Markets Risk: Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than that of issuers in other countries.

•Frontier Markets Risk: Frontier markets have similar risks to emerging markets, except that these risks are often magnified in a frontier market due to its smaller and less developed economy. As a result, frontier markets may experience greater changes in market or economic conditions, financial stability, price volatility, currency fluctuations, and other risks inherent in foreign securities.

Fund-of-Funds Structure Risk: The value of an investment in the Fund is based on the performance of the underlying funds in which it invests and the allocation of its assets among those funds. The underlying funds may change their investment goals, policies or practices and there can be no assurance that the underlying funds will achieve their respective investment goals. Because the Fund invests in mutual funds, shareholders indirectly bear a proportionate share of the expenses charged by the underlying funds in which it invests. The principal risks of an investment in the Fund include the principal risks of investing in the underlying funds.

The Fund is exposed to the risks of the underlying funds in which it invests in direct proportion to the amount of assets the Fund allocates to each underlying fund. One underlying fund may buy the same security that another underlying fund is selling. You would indirectly bear the costs of both trades. In addition, you may receive taxable gains from portfolio transactions by the underlying funds, as well as taxable gains from the Fund's transactions in shares of the underlying funds. The Fund's ability to achieve its investment goal depends, in part, upon Wilshire's skill in selecting an optimal mix of underlying funds.

Growth-Investing Risk: Growth-oriented funds may underperform when value investing is in favor, and growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce an underlying fund's returns because an underlying fund may be unable to transact at advantageous times or prices, or at all.

Management Risk: In managing the Fund's portfolio, the Adviser engages one or more sub-advisers to make investment decisions for a portion of or the entire portfolio. There is a risk that the Adviser may be unable to identify and retain sub-advisers who achieve superior investment returns relative to other similar sub-advisers.

Non-Diversification Risk: An underlying fund may be non-diversified, which means that it may invest a greater percentage of its assets than a diversified mutual fund in the securities of a limited number of issuers. The use of a non-diversified investment strategy may increase the volatility of an underlying fund's investment performance, as an underlying fund may be more susceptible to risks associated with a single economic, political, or regulatory event.

Other Investment Companies Risk: The Fund's investments in other investment companies, including ETFs, will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the portfolios of such investment companies, and the value of the Fund's investment will fluctuate in response to the performance of such portfolios. In addition, if the Fund acquires shares of other investment companies or ETFs, shareholders of the Fund will bear both their proportionate share of the fees and expenses of the Fund (including management and advisory fees) and, indirectly, the fees expenses of the other investment companies or ETFs.

Pay-In-Kind Bonds Risk: Pay-in-kind bonds, a type of mezzanine financing, are securities that, at the issuer's option, pay interest in either cash or additional securities for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Interest payments deferred on a pay-in-kind loan are subject to the risk that the borrower may default when the deferred payments are due in cash at the maturity of the loan. Interest rates on pay-in-kind loans are higher to reflect the time value of money on deferred interest payments and the higher credit risk of borrowers who may need to defer interest payments. Pay-in-kind instruments may have unreliable valuations because the accruals require judgments about the ultimate collectability of the deferred payments and the value of the associated collateral. The use of pay-in-kind securities may provide certain benefits to the Fund's Adviser, including increased management fees.

Portfolio Turnover Risk: An underlying fund may engage in active and frequent trading, which may result in increased transaction costs to the underlying fund. This risk also applies to the Fund, which may engage in active and frequent trading of underlying funds resulting in increased transaction costs to the Fund.

Quantitative Strategy Risk: The Fund's sub-adviser uses proprietary statistical analyses and models to construct the Fund's portfolio. A securities portfolio selected using these proprietary models can perform differently than the market as a whole as a result of the correlation factors used in the analysis to construct the models, the weight placed on each factor, and changes in the factors' historical trends. As a result, the Fund may be more or less exposed to a risk factor than its individual holdings. Quantitative models are subject to technical issues including programming and data inaccuracies, are based on assumptions, and rely on data that is subject to limitations (e.g., inaccuracies, staleness), any of which could adversely affect their effectiveness or predictive value.

Real Estate Industry Risk: Since an underlying fund's investments may be concentrated in the real estate industry, it is subject to the risk that the real estate industry will underperform the broader market, as well as the risk that issuers in the industry will be similarly impacted by market conditions, legislative or regulatory changes, or competition. The real estate industry is particularly sensitive to economic downturns.

Risks of Underlying Funds: The underlying funds in which the Fund may invest may be subject to principal risks, which are noted herein.

Value Investing Risk: Value investing presents the risk that an underlying fund's security holdings may never reach their full market value because the market fails to recognize what the portfolio managers consider the true business value or because the portfolio managers have misjudged those values. In addition, value investing may fall out of favor and underperform growth or other styles of investing during given certain periods.

INFORMATION ABOUT THE REORGANIZATION

Reorganization

What are the reasons for the Reorganization?

At a meeting held on February 16, 2023, the Board of the Target Trust, including the Independent Trustees, determined that the Reorganization was in the best interests of the Target Fund and that the interests of existing shareholders of the Target Fund will not be diluted as a result of the Reorganization. Touchstone Advisors and the Board believe that operating the Target Fund as an ETF pursuant to a new investment strategy, as described herein, is in the best interests of the Target Fund and its shareholders. The Board approved the Reorganization of the Target Fund into the Acquiring ETF, subject to the approval of the Target Fund's shareholders and recommended that shareholders of the Target Fund approve the Reorganization at the Special Meeting. The inception date of the Target Fund is September 30, 2004. As of April 30, 2023, the Target Fund had net assets of approximately $64 million. The Acquiring ETF is newly formed and had not commenced operations as of the date of this Proxy Statement/Prospectus.

In evaluating the Reorganization, the Board of Trustees of the Target Trust requested and reviewed, with the assistance of independent legal counsel, materials furnished by Touchstone Advisors, the investment adviser to the Funds. These materials included information regarding the operations and financial conditions of the Funds and the principal terms and conditions of the Reorganization, including that the Reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes. The Board of Trustees of each Trust considered the following factors, among others:

•the similarities and differences between the investment goals, principal investment strategies, sub-advisers and portfolio managers of the Funds;

•the historical investment performance record of the Target Fund;

•that the Acquiring ETF is newly formed and will assume the accounting and performance history of the Target Fund upon the completion of the Reorganization;

•the advice and recommendation of Touchstone Advisors, including its opinion that the Reorganization would be in the best interests of the Funds and that the Acquiring ETF following the Reorganization would have a greater opportunity to achieve economies of scale than the Target Fund;

•the benefits of the ETF structure, including increased flexibility to buy and sell shares throughout the trading day at market value on the Exchange, the transparency of portfolio holdings, and the tax advantages of the ETF structure;

•the comparisons of the investment advisory fee and other fees paid by the Funds and their expense ratios;

•the fact that Touchstone Advisors has agreed to a contractual expense limitation agreement for the Acquiring ETF to ensure that the net total annual operating expenses of the Acquiring ETF are lower than the net total annual operating expenses of each share class of the Target Fund through at least October 29, 2024;

•that the expenses of the Reorganization would not be borne by the Target Fund's shareholders;

•the terms and conditions of the Reorganization, including the Acquiring ETF's assumption of all the liabilities of the Target Fund;

•the Target Fund shareholders will receive Acquiring ETF shares with the same aggregate net asset value as their Target Fund shares, adjusted for distributions to redeem fractional shares, if any;

•the Reorganization is intended to be a tax-free reorganization for federal income tax purposes; and

•alternatives available to shareholders of the Target Fund, including the ability to redeem their shares.

During their assessment, the Board of Trustees of the Target Trust met with independent legal counsel regarding the legal issues involved. After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any potential operating efficiencies or other benefits will in fact be realized, the Board of Trustees of the Target Trust concluded that the Reorganization would be in the best interests of the Target Fund and the interests of existing shareholders of the Target Fund would not be diluted as a result of the Reorganization.

Steps Taken Prior to the Reorganization

The Reorganization will involve several steps, however, which will affect you as a shareholder. First, on or about October 6, 2023, each class of shares of the Target Fund will be consolidated into Class Y (without a contingent deferred sales charge or other charge). Accordingly, after that date, all Target Fund shareholders will own Class Y shares.

Second, prior to the Reorganization on or about October 13, 2023, the Target Fund will conduct a reverse stock split pursuant to which approximately every 2.4 Class Y shares (as of December 31, 2022) will be merged (referred to as reverse split) into one Class Y share (the "Reverse Split"), with the exact ratio to be determined at the time of the Reorganization. The Reverse Split will be carried out in accordance with the stock split ratio of approximately 2-for-1 to 3-for-1 (old to new). Accordingly, the total number of the issued and outstanding shares for the Target Fund will decrease by approximately 58%. In addition, the per share NAV of the Acquiring ETF upon its commencement of operations will be $25.00 per share, which will be approximately 2.4 times higher than the per share NAV of the Target Fund. A shareholder's total investment value, however, will not be affected by the Reverse Split – meaning, the value of your investment in the Target Fund will be the same before and after the Reverse Split. The Reverse Split will not be a taxable event, nor does it have an impact on the Target Fund's holdings or its performance. The Reverse Split is intended to create a more desirable ETF share price to help facilitate better secondary market quality of the ETF.

Third, on or about October 16, 2023, any fractional shares of the Target Fund held by shareholders will be redeemed, and the Target Fund will distribute such redemption proceeds to those shareholders. The redemption of your fractional shares will likely be a taxable event. Thus, you are encouraged to consult your tax advisor to determine the effect of any such redemption.

If the proposed Reorganization is completed, the Acquiring ETF will acquire substantially all of the assets and the liabilities of the Target Fund, and shareholders of the Target Fund will receive shares of the Acquiring ETF with an aggregate NAV equal to the aggregate NAV of the Target Fund shares that the shareholders own immediately prior to the Reorganization, except that Target Fund shareholders will receive cash in lieu of fractional Target Fund shares. Please see "Agreement and Plan of Reorganization" below for additional details with respect to the closing of the Reorganization.

Agreement and Plan of Reorganization

A form of the Plan is set forth in Exhibit A. The Plan provides that all the assets of the Target Fund will be transferred to the Acquiring ETF solely in exchange for shares of the Acquiring ETF and the assumption by the Acquiring ETF of all the liabilities of the Target Fund on or about October 20, 2023 or such other date as may be agreed upon by the parties (the "Closing Date").

Prior to the close of business on the Closing Date, the Target Fund will endeavor to discharge all of its known liabilities and obligations. In addition, prior to the close of business on the Closing Date, the Target Fund will distribute to its shareholders all of the Target Fund's investment company taxable income for all taxable periods ending on or before the Closing Date (if any), all of the Target Fund's net tax-exempt income for all taxable periods ending on or before the Closing Date (if any), and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carryforwards and excluding any net capital gain on which the Target Fund paid federal income tax) (if any).

The Bank of New York Mellon, the sub-administrator for the Funds, will compute the value of the Target Fund's portfolio of securities. The method of valuation employed will be consistent with the valuation procedures described in the Target Trust's declaration of trust and the Target Fund's prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the Funds.

As soon after the closing as practicable, the Target Fund will distribute to its shareholders of record as of the time of such distribution the shares of the Acquiring ETF received by the Target Fund. Each account will receive the respective pro rata number of shares of the Acquiring ETF due a Target Fund shareholder, except any fractional shares of the Target Fund held by shareholders will have been redeemed, and the Target Fund will have distributed such redemption proceeds to those shareholders. The redemption of your fractional shares will likely be a taxable event. Thus, you are encouraged to consult your tax advisor to determine the effect of any such redemption. All issued and outstanding shares of the Target Fund will be cancelled. After these distributions and the winding up of its affairs, the Target Fund will be terminated.

The Reorganization is subject to the satisfaction or waiver of the conditions set forth in the Plan. The Plan may be terminated

(1)by the mutual agreement of the Target Fund and the Acquiring ETF; or (2) at or prior to the closing by either party (a) because of a breach by the other of any representation, warranty, or agreement contained in the Plan to be performed at or prior to the closing, if not cured within 30 days, or (b) because a condition in the Plan expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

Whether or not the Reorganization is completed, Touchstone Advisors will pay the expenses incurred by the Funds in connection with the Reorganization.

Description of the Securities to be Issued

Shareholders of the Target Fund as of the closing will receive shares of the Acquiring ETF in accordance with the terms of the Plan. The shares of the Acquiring ETF to be issued in connection with the Reorganization will be duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring ETF. Shares of the Acquiring ETF to be issued in the Reorganization will have no preemptive or conversion rights and no share certificates will be issued. Any fractional shares of the Target Fund held by shareholders will be redeemed, and the Target Fund will distribute such redemption proceeds to those shareholders. The redemption of your fractional shares will likely be a taxable event. Thus, you are encouraged to consult your tax advisor to determine the effect of any such redemption.

Material Federal Income Tax Consequences

The following discussion summarizes the material U.S. federal income tax consequences of the Reorganization that are applicable to you as a Target Fund shareholder. It is based on the Code, applicable U.S. Treasury regulations, judicial authority, and administrative rulings and practice, all as of the date of this Proxy Statement/Prospectus and all of which are subject to change, including changes with retroactive effect. The discussion below does not address any state, local, or foreign tax consequences of the Reorganization. Your tax treatment may vary depending upon your particular situation. You also may be subject to special rules not discussed below if you are a certain kind of Target Fund shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or an entity that is not organized under the laws of the United States or a political subdivision thereof; a holder of Target Fund shares as part of a hedge, straddle, conversion or other integrated transaction; a person with "applicable financial statements" within the meaning of Section 451(b) of the Code; a person who does not hold Target Fund shares as a capital asset at the time of the Reorganization; or an entity taxable as a partnership for U.S. federal income tax purposes.

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. As a condition to the closing of the Reorganization, the Target Fund and the Acquiring ETF will receive an opinion from the law firm of K&L Gates LLP substantially to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations, qualifications, and assumptions with respect to the Reorganization, for federal income tax purposes:

(i)The transfer by the Target Fund of all its assets to the Acquiring ETF solely in exchange for Acquiring ETF shares (and cash in lieu of fractional shares, if any) and the assumption by the Acquiring ETF of all the liabilities of the Target Fund, immediately followed by the pro rata, by class, distribution of all the Acquiring ETF shares (and cash in lieu of fractional shares, if any) so received by the Target Fund to the Target Fund's shareholders of record in complete liquidation of the Target Fund and the termination of the Target Fund promptly thereafter, will constitute a "reorganization" within the meaning of Section 368(a)(1)(F) of the Code, and the Acquiring ETF and the Target Fund will each be "a party to a reorganization," within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(ii)No gain or loss will be recognized by the Acquiring ETF upon the receipt of all the assets of the Target Fund solely in exchange for Acquiring ETF shares and the assumption by the Acquiring ETF of all the liabilities of the Target Fund.

(iii)No gain or loss will be recognized by the Target Fund upon the transfer of all its assets to the Acquiring ETF solely in exchange for Acquiring ETF shares and the assumption by the Acquiring ETF of all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of the Acquiring ETF shares so received to the Target Fund's shareholders solely in exchange for such shareholders' shares of the Target Fund in complete liquidation of the Target Fund.

(iv)No gain or loss will be recognized by the Target Fund's shareholders upon the exchange, pursuant to the Plan, of all their shares of the Target Fund solely for Acquiring ETF shares (except with respect to cash, if any, received for fractional shares).

(v)The aggregate basis of the Acquiring ETF shares received by each Target Fund shareholder pursuant to the Plan will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder.

(vi)The holding period of the Acquiring ETF shares received by each Target Fund shareholder in the Reorganization will include the period during which the shares of the Target Fund exchanged therefor were held by such shareholder, provided such Target Fund shares were held as capital assets at the effective time of the Reorganization.

(vii)The basis of the assets of the Target Fund received by the Acquiring ETF will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization.

(viii)The holding period of the assets of the Target Fund received by the Acquiring ETF will include the period during which such assets were held by the Target Fund.

(ix)For purposes of Section 381, Acquiring ETF will be treated just as Acquired Fund would have been treated if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of Acquired Fund's taxable year, Acquired Fund's tax attributes enumerated in Section 381(c) will be taken in to account by Acquiring ETF as if there had been no Reorganization, and the part of Acquired Fund' s last taxable year that began before the Reorganization will be included in Acquiring ETF's first taxable year that ends after the Reorganization.

No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring ETF or any Target Fund shareholder with respect to any asset (including without limitation any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) on the termination thereof, or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code or (2) any other federal tax issues (except those set forth above) and any state, local or foreign tax issues of any kind.

No private ruling will be sought from the IRS with respect to the federal income tax consequences of the Reorganization. Opinions of counsel are not binding upon the IRS or the courts, are not guarantees of the tax results, and do not preclude the IRS from adopting or taking a contrary position, which may be sustained by a court. If the Reorganization is consummated but the IRS or the courts determine that the Reorganization does not qualify as a tax-free reorganization under the Code and, thus, is taxable, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring ETF and each shareholder of the Target Fund would recognize a taxable gain or loss equal to the difference between its tax basis in its Target Fund shares and the fair market value of the shares of the Acquiring ETF it receives.

Prior to the Reorganization, the Target Fund may declare and pay a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to its shareholders all of the Target Fund's investment company taxable income (computed without regard to the deduction for dividends paid), net tax exempt income and realized net capital gain (after reduction for available capital loss carryforwards and excluding certain capital gain on which the Target Fund paid tax), if any, for all periods through the Closing Date. Such distributions will be taxable to shareholders for federal income tax purposes and may include net capital gain from the sale of portfolio assets as discussed below. Even if reinvested in additional shares of the Target Fund, which would be exchanged for shares of the Acquiring ETF in the Reorganization, such distributions will be taxable for federal income tax purposes.

To the extent that a portion of the Target Fund's portfolio assets are sold prior to the Reorganization, the federal income tax effect of such sales will depend on the holding periods of the assets sold and the difference between the price at which such portfolio assets were sold and the Target Fund's basis in those assets. Any net capital gains (net long-term capital gain in excess of any net short-term capital loss) recognized in these sales, after the application of any other available capital losses and any available capital loss carryforwards (capital losses from prior taxable years that may be used to offset future capital gains), would be distributed to the Target Fund's shareholders as capital gain dividends. Any net short-term capital gains (net short-term capital gain in excess of any net long-term capital loss and after application of any other available capital losses and any available capital loss carryforwards) would be distributed as ordinary dividends.

Following the Reorganization, the Acquiring ETF will be able to utilize the Target Fund's capital loss carryforwards (to the extent not utilized by the Target Fund to offset capital gains recognized during its current taxable year) without limitation.

As of December 31, 2022, for federal income tax purposes, the Target Fund had capital loss carryforwards of $190,030.

As of December 31, 2022, for federal income tax purposes, the Target Fund had net unrealized losses of $7,546,202.

Tracking Your Basis and Holding Period; State and Local Taxes. After the Reorganization, you will continue to be responsible for tracking the adjusted tax basis and holding period of your shares for federal income tax purposes. However, mutual funds and ETFs must report cost basis information to you and the IRS when a shareholder sells or exchanges shares acquired on or after January 1, 2012 that are not in a retirement account ("covered shares"). Cost basis reporting by a mutual fund or ETF is not required if the shares were acquired in a reorganization and the basis of the acquired shares is determined from the basis of shares that were not covered shares.

This discussion does not address any state, local or foreign tax issues and is limited to material federal income tax issues. You are urged and advised to consult your own tax advisors as to the federal, state, local, foreign, and other tax consequences of the Reorganization in light of your individual circumstances, including the applicability and effect of possible changes in any applicable tax laws.

Pro Forma Capitalization

The following table sets forth the net assets, number of shares outstanding, and net asset value ("NAV") per share, assuming the Reorganization occurred as of December 31, 2022. This information is generally referred to as the "capitalization" of a Fund. The term "pro forma capitalization" means the expected capitalization of the Acquiring ETF as of December 31, 2022 after giving effect to the Reorganization and assuming the Reorganization occurred as of such date. These numbers may differ as of the closing date of the Reorganization. The Acquiring ETF is a shell fund without any outstanding shares, and, therefore, no estimated capitalization is available.

	Target Fund (Touchstone Dynamic Allocation Fund)				Pro Forma
					Touchstone Dynamic

				Pro Forma	International ETF
	Shares Class(1)			Adjustments(2)	after Reorganization

	Class A	Class C	Class Y

Net assets	$58,573,250	$1,269,804	$2,986,531	$0	$62,829,585(3)

Total shares	5,624,845	127,119	283,587	(3,522,368)(5)	2,513,183
outstanding

Net asset value per	$10.41	$9.99	$10.53	$25.00(4)	$25.00
share^

(1)Holders of Class A, C and Y shares of the Target Fund will each receive shares of the Acquiring ETF upon closing of the Reorganization. The Acquiring ETF does not offer multiple share classes.

(2)No adjustments have been made with respect to the cost of the Reorganization because Touchstone Advisors is paying for the costs of the Reorganization whether or not the Reorganization is consummated. Brokerage fees and expenses related to the disposition and acquisition of assets (including any disposition to raise cash to pay redemption proceeds) that are incurred in the ordinary course of business will not be covered by Touchstone Advisors. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

(3)Since shares of the Acquiring ETF are not issued in fractional shares and, as a result, cash will be paid to shareholders in connection with the Reorganization in lieu of fractional shares, the NAV of the Acquiring ETF upon consummation of the Reorganization may be less than that of the Target Fund.

(4)It is the intent of Touchstone Advisors for the Acquiring ETF to have a starting NAV of $25.00 per share.

(5)Figure represents the number of shares that would be issued by the Acquiring ETF in order to have a starting NAV of $25.00 per share.

^Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

THE FUNDS' MANAGEMENT

The Funds have the same investment adviser.

Investment Adviser

Touchstone Advisors, Inc.

303 Broadway, Suite 1100, Cincinnati, Ohio 45202

Touchstone Advisors has been a SEC-registered investment advisor since 1994. As of March 31, 2023, it had approximately $24.6 billion in assets under management. As the Adviser, Touchstone Advisors reviews, supervises and administers the Funds' investment programs and also ensures compliance with the investment policies and guidelines.

Touchstone Advisors is responsible for selecting each Fund's sub-adviser(s), subject to approval by the Board. Touchstone Advisors selects a sub-adviser that has shown good investment performance in its areas of expertise. Touchstone Advisors considers various factors in evaluating a sub-adviser, including:

•level of knowledge and skill;

•performance as compared to its peers or benchmark;

•consistency of performance over 5 years or more;

•level of compliance with investment rules and strategies;

•employees;

•facilities and financial strength; and

•quality of service.

Touchstone Advisors will also continually monitor each sub-adviser's performance through various analyses and through in- person, telephone, and written consultations with a sub-adviser. Touchstone Advisors discusses its expectations for performance with each sub-adviser and provides evaluations and recommendations to the Board, including whether or not a sub-adviser's contract should be renewed, modified, or terminated.

With respect to the Target Fund, the SEC has granted an exemptive order that permits the Target Trust or Touchstone Advisors, under certain conditions, to select or change unaffiliated sub-advisers, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval. The Target Fund must still obtain shareholder approval of any sub-advisory agreement with a sub-adviser affiliated with the Trust or Touchstone Advisors other than by reason of serving as a sub-adviser to one or more Funds.

With respect to the Acquiring ETF, the SEC has granted an exemptive order that permits the Acquiring Trust or Touchstone Advisors, under certain conditions, to select or change sub-advisers, enter into new sub-advisory agreements, or amend existing sub-advisory agreements, regardless of whether the sub-adviser is affiliated or unaffiliated, without first obtaining shareholder approval (the "Acquiring Trust Exemptive Order").

Shareholders of a Fund will be notified of any material changes in the Fund's sub-advisory arrangements. After the Reorganization, Touchstone Advisors and the Acquiring Trust will rely on the Acquiring Trust Exemptive Order.

Two or more sub-advisers may manage a Fund, with each managing a portion of the Fund's assets. If a Fund has more than one sub-adviser, Touchstone Advisors allocates how much of a Fund's assets are managed by each sub-adviser. Touchstone Advisors may change these allocations from time to time, often based upon the results of its evaluations of the sub-advisers.

Touchstone Advisors is also responsible for running all of the operations of the Funds, except those that are subcontracted to a sub-adviser, custodian, transfer agent, sub-administrative agent, or other parties. For its services, Touchstone Advisors is entitled to receive an investment advisory fee from each Fund at an annualized rate based on the average daily net assets of the Fund as set forth below. Each Fund's advisory fee is accrued daily and paid monthly.

Dynamic Allocation Fund

Dynamic International ETF

Investment Advisory Fee

0.25% on the first $1 billion of average daily net assets; 0.225% on the next $1 billion of assets;

0.20% on the next $1 billion of assets; and 0.175% on the assets over $3 billion.

0.55% on the first $500 million; and 0.50% on assets over $500 million

The annual fee rate below is the fee paid to Touchstone Advisors by the Target Fund for the Fund's most recent fiscal year end and is net of any advisory fee waivers and/or expense reimbursements, which are discussed in more detail below. Touchstone Advisors, and not the Funds, pays sub-advisory fees to each sub-adviser from its advisory fee.

•Target Fund: 0.00%

Sub-Advisers and Portfolio Managers

Dynamic Allocation Fund (Target Fund)

Wilshire Advisors, LLC, 1299 Ocean Ave #600, Santa Monica, California 90401

Wilshire has been a registered investment advisor since 1990 and the firm was founded in 1972. Wilshire advises on more than $1.3 trillion in assets under management as of December 31, 2022. Wilshire, an independent firm for over 50 years, is supported by a global network of offices in the U.S., Europe, and the Asia Pacific. Each Wilshire portfolio manager listed below is jointly and primarily responsible for the management of the Target Fund.

•Nathan Palmer, CFA, is a Managing Director with Wilshire and heads Wilshire's multi-asset portfolio management group. Mr. Palmer has more than 20 years of industry experience and is responsible for creating multi-asset class, multi- manager investment solutions for financial intermediary clients. Prior to joining Wilshire in 2011, Mr. Palmer provided investment advice to endowment, foundation, and family office clients at Convergent Wealth Advisors since 2009.

•Anthony Wicklund, CFA, CAIA, is a Managing Director with Wilshire and a Portfolio Manager with Wilshire's multi- asset portfolio management group. Mr. Wicklund has more than 20 years of industry experience and is a Portfolio Manager for multi-manager portfolios, including target-risk, target-date, and alternative portfolios for a range of financial intermediary clients. Prior to joining Wilshire in 2013, Mr. Wicklund was the Director of Risk Management at Convergent Wealth Advisors, where he led the firm's investment risk management and operational due diligence efforts since 2006.

Dynamic International ETF (Acquiring ETF)

Los Angeles Capital Management LLC, 11150 Santa Monica Blvd., Suite 200, Los Angeles, California 90025

As the sub-adviser to the Acquiring ETF, Los Angeles Capital will make investment decisions for the Fund and also ensure compliance with the Fund's investment policies and guidelines. Formed in 2002, Los Angeles Capital is independent and employee-owned. Los Angeles Capital provides investment management advice across a range of equity investment strategies that are broadly categorized as U.S. equities, Emerging Markets equities, Global equities, Developed Markets outside the U.S. equities, and long/short equities. Founding members include Tom Stevens CFA, Chairman; Hal Reynolds CFA, Chief Investment Officer; Stuart Matsuda, Chief Trading Officer; and Daniel Allen CFA, CEO & President. As of December 31, 2022, Los Angeles Capital had approximately $28 billion in assets under management.

The following individuals will be jointly and primarily responsible for the management of the Acquiring ETF's portfolio.

•Hal W. Reynolds, CFA, Portfolio Manager. Hal Reynolds is the Co-Chief Investment Officer of Los Angeles Capital and LACM Global, Ltd. As Chief Investment Officer and Chairman of Los Angeles Capital's Investment Committee, Mr. Reynolds oversees the firm's investment process. Since co-founding Los Angeles Capital in 2002, Mr. Reynolds has worked closely with the Research team to develop Investor Preference Theory®, the Dynamic Alpha Stock Selection Model®, and the Forward Attribution® process for developing forward-looking expected factor returns. Working with the Research Directors, he develops the firm's research goals and provides guidance on key projects to enhance the stock selection, portfolio construction, and trading processes. As a member of the Portfolio Review Committee, he works with senior members of the portfolio management team to establish key portfolio parameters for portfolio construction and rebalancing and developing procedures for monitoring and controlling portfolio risk. Prior to Los Angeles Capital, Mr. Reynolds was a managing director and principal at Wilshire Associates. Mr. Reynolds joined the consulting division of Wilshire Associates in 1989 where he served as a senior consultant to large ERISA plans. He also designed Wilshire Compass, Wilshire's asset allocation and manager optimization technology for plan sponsors. In 1996, Mr. Reynolds began consulting for Wilshire Asset Management where he helped develop the Dynamic Alpha Model, which developed into Los Angeles Capital's Dynamic Alpha Stock Selection Model®, and other quantitative long/short applications for Wilshire Asset Management. In 1998, he joined Wilshire Asset Management as Chief Investment Officer. Prior to joining Wilshire, Mr. Reynolds was a vice president at Mellon Bank where he was responsible for the design and management of Mellon's portfolio analysis product for plan sponsors.

•Ed Rackham, Ph.D., Portfolio Manager. As Co-Chief Investment Officer, Dr. Rackham works closely with the Research team with a focus on enhancing the Firm's technology and analytical platform. He has led the Firm's efforts in bringing together the best ideas from the Research and Information Technology teams to create a cloud-based research platform to spur innovation. As the primary architect of the Firm's risk management systems, Dr. Rackham has developed close working relationships with the Portfolio Management team since 2011. As Co-CIO, he works closely with the Portfolio Management team to continue to improve implementation by achieving greater alignment between Model views and portfolio holdings. Through coordination of the Relationship and Portfolio Management teams, Dr. Rackham works with the Firm's clients to discuss key research developments and investment results. Prior to joining Los Angeles Capital, Dr. Rackham spent six years at Wilshire Associates researching and developing risk and portfolio analytics tools, most recently as the Head of Research and Development of their Equity Analytics group. Previously, Dr. Rackham was an instructor in mathematics and physical chemistry at the University of Oxford, where he also earned his doctorate.

•Daniel Arche, CFA, Portfolio Manager. As a Senior Portfolio Manager and Managing Director, Mr. Arche is responsible for select client relationships and managing their accounts in accordance with Los Angeles Capital's investment philosophy and process. Mr. Arche works to ensure that portfolios reflect the investment outlook of the Model and that portfolios are operating within expected risk tolerances and guidelines. He recommends changes to portfolio parameters with the goal of enhancing returns or better controlling risk. In addition, Mr. Arche is a day-to-day contact for clients for any questions that arise and is a primary contact for routine information requests. Mr. Arche is a member of the Firm's Investment Committee which is comprised of senior members of the investment team and is responsible for overseeing all decisions regarding improvements to the investment process. Mr. Arche is also chair of the Portfolio Review Committee, which meets monthly to review the performance, risk profile, and characteristics of client portfolios and the outlook of Dynamic Alpha Stock Selection Model®. Previously, Mr. Arche worked in the wealth management division of City National Bank.

Advisory and Sub-Advisory Agreement Approval

A discussion of the basis for the Board's approval of the advisory agreement between the Target Trust, on behalf of the Target Fund, and Touchstone Advisors, and the basis for the Board's approval of the sub-advisory agreement between Touchstone Advisors and Wilshire, with respect to the Target Fund, is included in the Target Fund's December 31, 2022 Annual Report. A discussion of the basis for the Board of Trustees of the Acquiring Trust's approval of the advisory agreement between the Acquiring Trust, on behalf of the Acquiring ETF, and Touchstone Advisors, and the basis for the Board's approval of the sub- advisory agreement between Touchstone Advisors and LA Capital, with respect to the Acquiring ETF, will be included in the Fund's December 31, 2023 Annual Report, once available.

Expense Limitation Agreement

Touchstone Advisors has contractually agreed to waive fees and reimburse expenses to the extent necessary to ensure that each Fund's total annual operating expenses (excluding dividend and interest expenses relating to short sales, interest, taxes, brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's liquidity provider; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles, the cost of "Acquired Fund Fees and Expenses," if any, and other extraordinary expenses not incurred in the ordinary course of business ("Excluded Expenses")) do not exceed the contractual expense limits set forth in the table below. The Funds bear the costs of Excluded Expenses. The contractual expense limits set forth below have been adjusted for each class of each Fund to include the effect of Rule 12b-1 fees, shareholder servicing fees, and other anticipated class specific expenses, if applicable. Fee waivers and expense reimbursements are calculated and applied monthly, based on each Fund's average net assets during such month. The terms of Touchstone Advisors' expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by a Fund's Board of Trustees, such amounts waived or reimbursed for a period of up to three years from the date on which Touchstone Advisors reduced its compensation or reimbursed expenses for the Fund. A Fund will make repayments to Touchstone Advisors only to the extent that such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense cap in place when such amounts were waived or reimbursed and (2) the Fund's current expense limitation. Fees waived and expenses reimbursed by Touchstone Advisors with respect to the Target Fund prior to the closing of the Reorganization may not be recouped by Touchstone Advisors following the closing of the Reorganization.

Fund	Expense Limit	Effective Through
Touchstone Dynamic Allocation Fund
Class A	0.49%	April 29, 2024
Class C	1.24%	April 29, 2024
Class Y	0.24%	April 29, 2024
Touchstone Dynamic International ETF(1)
Single Share Class	0.65%	October 29, 2024

(1)The expense limit for the Acquiring ETF will be effective through October 29, 2024, following the Reorganization.

Following the Reorganization, the Acquiring ETF will have a lower net expense ratio than each share class of the Target Fund. However, the Target Fund has a lower advisory and sub-advisory fee rates than the Acquiring ETF because it is structured as a fund-of-funds. The higher net expense ratio of the Target Fund is due to the expenses of the underlying funds in which it invests (i.e., the "Acquired Fund Fees and Expenses," which are an Excluded Expense as noted above. The net expense ratio of the Target Fund for the most recent fiscal year ended December 31, 2022 was 1.16%, 1.91% and 0.91% average daily net assets for Classes A, C and Y shares, respectively.

Other Service Providers

The Funds have similar service providers as set forth in the chart below. Upon completion of the Reorganization, the Acquiring ETF will continue to engage its existing service providers.

	Service Providers – Target Fund	Service Providers – Acquiring ETF

Principal Underwriter	Touchstone Securities, Inc.	Foreside Fund Services, LLC
Administrator	Touchstone Advisors, Inc.	Touchstone Advisors, Inc.
Sub-Administrative Agent	The Bank of New York Mellon	The Bank of New York Mellon
Transfer Agent	BNY Mellon Investment Servicing	The Bank of New York Mellon
(US) Inc.
Custodian	Brown Brothers Harriman & Co.	The Bank of New York Mellon
Independent Registered Public	Ernst & Young LLP	Ernst & Young LLP
Accounting Firm
BUYING AND SELLING SHARES

The procedures for purchase and redemption of shares of the Target Fund and the Acquiring ETF are not the same. Additional information about purchase, redemption and pricing can be found in the prospectus for the Target Fund and in Exhibit D for the Acquiring ETF.

Share Class Offering. The Acquiring ETF is offering a single class of shares pursuant to this Proxy Statement/Prospectus and the SAI. The Target Fund currently offers three share classes, as discussed in more detail below. You will not pay any sales load, commission, or other similar fee in connection with the shares you will receive in the Reorganization. However, additional purchases and redemptions of shares of the Acquiring ETF following the Reorganization may be subject to other fees, such as brokerage commissions and other fees to financial intermediaries.

Class A Shares – Target Fund

The offering price of Class A shares of the Target Fund is equal to its NAV plus a front-end sales charge that you pay when you buy your shares. The front-end sales charge is generally deducted from the amount of your investment. Class A shares are subject to a Rule 12b-1 distribution fee of up to 0.25% of the Target Fund's average daily net assets allocable to Class A shares.

Class A Sales Charge. The following reflects the amount of front-end sales charge you would pay on purchases of Class A shares of the Target Fund. The amount of front-end sales charge is shown as a percentage of (1) offering price and (2) the net amount invested after the charge has been subtracted. Note that the front-end sales charge gets lower as your investment amount gets larger.

You will not pay any front-end sales charge in connection with the shares you will receive in the Reorganization.

Target Fund

Amount of Your Investment	Sales Charge as % of	Sales Charge as % of	Dealer Reallowance as
	Offering Price	Net Amount Invested	% of Offering Price
Under $25,000	5.00%	5.26%	4.50%
$25,000 but less than $50,000	4.50%	4.71%	4.25%
$50,000 but less than $100,000	4.00%	4.17%	3.75%
$100,000 but less than $250,000	3.00%	3.09%	2.75%
$250,000 but less than $1 million	2.00%	2.04%	1.75%
$1 million or more	0.00%	0.00%	None*

*Touchstone Securities (as defined below) may pay a finder's fee of up to 1.00% on qualifying assets to dealers who initiate purchases of Class A shares of the Target Fund of $1,000,000 or more, and subsequent purchases further increasing the size of a purchaser's account value. However, if shares are redeemed prior to 12 months after the date of purchase they may be subject to a CDSC of up to 1.00%.

Waiver of Class A Sales Charge. Purchases in the amount of $1 million or more of Class A shares of the Target Fund are not subject to a front-end sales charge and are sold at NAV. For these purchases, Touchstone Securities, Inc. ("Touchstone Securities") may pay your financial intermediary a distribution-related commission associated with such sale of up to 1.00%. In the event that Touchstone Securities paid such a commission to your financial intermediary, a CDSC of up to 1.00% may be charged on redemptions made within one year of your purchase. The CDSC will be assessed on the lesser of your shares' NAV at the time of redemption or the time of purchase. Redemptions of such Class A shares of the Funds held for at least one year will not be subject to the CDSC. Any CDSC applicable to your shares of the Target Fund will not be incurred as a result of your shares being exchanged for shares of the Acquiring ETF pursuant to the Reorganization.

Class C Shares – Target Fund

Class C shares of the Target Fund are sold at NAV, without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Target Fund. Class C shares are subject to a CDSC of 1.00% on redemptions of Class C shares made within one year of their purchase. The CDSC will be assessed on the lesser of your shares' NAV at the time of redemption or the time of purchase. A CDSC will not be imposed upon redemptions of Class C shares of the Target Fund held for at least one year. Any CDSC applicable to your shares of the Target Fund will not be incurred as a result of your shares being exchanged for shares of the Acquiring ETF pursuant to the Reorganization. Class C shares of the Target Fund are subject to an annual Rule 12b-1 fee of up to 1.00% of the Target Fund's average daily net assets allocable to Class C shares. Touchstone Securities intends to pay a commission of 1.00% of the purchase amount to your broker at the time you purchase Class C shares.

Class Y Shares – Target Fund

Class Y shares of the Target Fund are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Funds. Class Y shares are not subject to a Rule 12b-1 fee or CDSC. In addition, Class Y shares of the Target Fund may be purchased through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisors. In each case, the intermediary has entered into an agreement with Touchstone Securities to include the Target Fund in their program where the intermediary provides investors participating in their program with additional services, including advisory, asset allocation, recordkeeping or other services. You should ask your financial institution if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs may also offer their clients other classes of shares of the funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should carefully consider any separate transaction fee or other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Acquiring ETF

No sales charges are imposed on shares of the Acquiring ETF. The Acquiring ETF has adopted a Distribution (12b-1) Plan pursuant to which the Acquiring ETF may incur and pay a Distribution (12b-1) Fee of up to a maximum of 0.25%. No such fee is currently incurred and paid by the Acquiring ETF. The Acquiring ETF will not incur and pay such a Distribution (12b-1) Fee until such time as approved by the Acquiring Trust's Board of Trustees.

Buying and Selling Fund Shares

The Funds have different minimum investment requirements, which are set forth in the chart below.

Minimum Investment Requirements

Regular Account

Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act

Investments through the Automatic Investment Plan

Target Fund - Classes A, C, and Y

Initial Investment	Additional Investment
$2,500	$50
$1,000	$50
$100	$50

There is no minimum investment requirements for shares of the Acquiring ETF imposed by Touchstone.

Target Fund

With respect to the Target Fund, you may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. Existing Class A and Class C shareholders may purchase shares directly through Touchstone Funds via the transfer agent, BNY Mellon or through their financial intermediary. Class Y shares are available only through financial intermediaries who have appropriate selling agreements in place with Touchstone Securities. Shares may be purchased or sold by writing to Touchstone Securities at P.O. Box 534467, Pittsburgh, PA 15253-4467, calling (800) 543-0407, or visiting the Touchstone Funds' website: TouchstoneInvestments.com. You may only sell shares over the telephone or via the Internet if the value of the shares sold is less than or equal to $100,000. Shares held in IRA accounts and qualified retirement plans cannot be sold via the Internet. If your shares are held by a processing organization or financial intermediary you will need to follow its purchase and redemption procedures.

Touchstone Securities will forward the proceeds of your sale to you (or to your financial intermediary) within 7 days (normally within 3 business days) after receipt of a proper redemption request. Under normal conditions, the Target Fund typically expects to meet redemption requests through the use of the Target Fund's holdings of cash or cash equivalents, lines of credit, an interfund loan (as discussed in each Fund's SAI) or by selling other Fund assets. Under unusual circumstances, such as a market emergency, when its Board of Trustees deems it appropriate, the Target Fund may make payment for shares redeemed by tendering portfolio securities of the Fund taken at current value in order to meet the redemption request. Shareholders may incur transaction and brokerage costs when they sell these portfolio securities. Until such time as the shareholder sells the securities they receive in- kind, the securities are subject to market risk. Redemptions in kind are taxable for federal income tax purposes in the same manner as redemptions for cash. The Target Fund may also use redemptions in-kind for certain Fund shares held by ReFlow Fund, LLC, a liquidity program designed to provide an alternative liquidity sources for mutual funds experiencing net redemptions of their shares. For more information about buying and selling shares, see the section "Investing with Touchstone" in the Target Fund's prospectus.

Acquiring ETF

The Acquiring ETF is an exchange-traded fund. Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer and may not be purchased or redeemed directly with the Acquiring ETF. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund ("bid") and the lowest price a seller is willing to accept for shares ("ask") when buying or selling shares in the secondary market (the "bid-ask spread"). Following the Reorganization, information about the Fund's NAV, market price, premiums and discounts, and bid-ask spreads, will be included on the Fund's website at TouchstoneInvestments.com/ETFs. See Exhibit D to this Proxy Statement/Prospectus for additional information.

Exchange Privileges of the Funds

Each Fund has different exchange privileges. The Funds are subject to the exchange privileges listed below.

Target Fund. Class A shares may be exchanged into Class A shares of any other fund managed by Touchstone Advisors (a "Touchstone Fund") at NAV, although Touchstone Funds that are closed to new investors may not accept exchanges.

Class C shares may be exchanged into Class C shares of any other Touchstone Fund, although Touchstone Funds that are closed to new investors may not accept exchanges.

Class Y shares of the Funds are exchangeable for Class Y shares of any other Touchstone Fund as long as investment minimums and proper selling agreement requirements are met. Class Y shares may be available through financial intermediaries that have appropriate selling agreements with Touchstone Securities, or through "processing organizations" (e.g., mutual fund supermarkets) that purchase shares for their customers. Touchstone Funds that are closed to new investors may not accept exchanges.

You do not have to pay any exchange fee for your exchange, but if you exchange from a fund with a lower load schedule to a fund with a higher load schedule you may be charged the load differential.

Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending on when you originally purchased the exchanged shares. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

You may realize a taxable gain if you exchange shares of a Fund for shares of another fund.

Acquiring ETF. Shares of the Acquiring ETF are bought and sold through a broker-dealer. There are typically no exchange privileges associated with ETF shares.

Distribution Policy

Each Fund intends to distribute to its shareholders substantially all of its net income and net capital gains. Dividends, if any, are declared and paid quarterly by the Target Fund and annually by the Acquiring ETF. After the Reorganization, the Acquiring ETF expects to declare and pay dividends of net investment income, if any, annually. Each Fund makes distributions of net capital gains, if any, at least annually. If you own shares on a Fund's distribution record date, you will be entitled to receive the distribution.

After the Reorganization, shareholders of the Target Fund who currently have their dividends or distributions reinvested will not have dividends or distributions received from the Acquiring ETF reinvested, unless supported by your financial intermediary. Shareholders of the Target Fund who have elected to receive dividends or distributions in cash will receive dividends or distributions from the Acquiring ETF in cash after the Reorganization, although they may, after the Reorganization, elect to have both dividends and distributions reinvested in additional shares of the Acquiring ETF if supported by your financial intermediary.

The Funds have each qualified and intend to remain qualified (for the Target Fund, through the Closing Date) to be treated as a regulated investment company under the Code. To remain qualified as a regulated investment company, a Fund must, among other things, distribute at least 90% of its net taxable and tax-exempt income and diversify its holdings as required by the Code. While so qualified, so long as a Fund distributes all of its investment company taxable income (determined without regard to the deduction for dividends paid) and net tax-exempt income and any realized net capital gains to its shareholders of record, it is expected that the Fund will not be required to pay any federal income taxes.

DISTRIBUTION AND FINANCIAL INTERMEDIARIES

Distributor. Foreside Fund Services, LLC (the "Distributor") serves as the distributor of the Acquiring ETF. Touchstone Advisors will pay from its own resources and not from the Acquiring ETF's assets the Distributor for distribution-related services provided to the Acquiring ETF.

Touchstone Securities, an affiliate of the Adviser by reason of common ownership, serves as the distributor of the Target Fund. Touchstone Securities is obligated to sell shares of the Target Fund on a best efforts basis only against purchase orders for the shares. Shares of the Target Fund are offered to the public on a continuous basis. Touchstone Securities currently allows concessions to dealers who sell shares of the Target Fund. Touchstone Securities retains that portion of the sales charge that is not re-allowed to dealers who sell shares of the Target Fund.

Rule 12b-1 Distribution Plans. The Acquiring ETF's Board has adopted a dormant Rule 12b-1 plan, which allows payment of marketing fees of up to 0.25% of the Acquiring ETF's average net assets; however, the Acquiring ETF's Board of Trustees has not authorized such payments to be made. The Rule 12b-1 plan for the Acquiring ETF is intended to remain dormant. The Acquiring ETF will not accrue or incur any Rule 12b-1 fees under the Rule 12b-1 plan until such future date as the Board determines to activate the plan.

The Target Fund has adopted distribution plans, with respect to its Class A and Class C shares, under Rule 12b-1 of the 1940 Act. The plans allow the Target Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. Under the Class A plan, the Target Fund pays an annual fee of up to 0.25% of average daily net assets that are attributable to Class A shares. Under the Class C plan, the Target Fund pays an annual fee of up to 1.00% of average daily net assets that are attributable to Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder servicing fee). Because these fees are paid out of the Target Fund's assets on an ongoing basis, they will increase the cost of your investment and over time may cost you more than paying other types of sales charges. Class Y shares of the Target Fund are not subject to a fee pursuant to a Rule 12b-1 plan.

Additional Compensation to Financial Intermediaries. Touchstone Advisors may pay certain broker-dealers, banks and other financial intermediaries, from its own resources, that support the sale of Acquiring ETF shares or provide services to Acquiring ETF shareholders or for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange-traded products, including the Acquiring ETF, or for other activities such as participating in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell shares of the Fund to you. Not all financial intermediaries receive such payments, and the amount of compensation may vary by intermediary. In some cases, such payments may be made by or funded from the resources of companies affiliated with Touchstone Advisors. These payments are not reflected in the fees and expenses listed in the fee table sections of the Funds' Prospectus and described above because they are not paid by the Fund.

Touchstone Securities, the Target Fund's principal underwriter, at its own expense (from a designated percentage of its income) currently provides additional compensation to certain dealers. Touchstone Securities pursues a focused distribution strategy with a limited number of dealers who have sold shares of the Target Fund or other Touchstone mutual funds. Touchstone Securities reviews and makes changes to the focused distribution strategy on a periodic basis. These payments are generally based on a pro rata share of a dealer's sales. Touchstone Securities may also provide compensation in connection with conferences, sales, or training programs for employees, seminars for the public, advertising, and other dealer-sponsored programs.

INFORMATION ON SHAREHOLDERS' RIGHTS

The following is a summary of certain important provisions of the governing instruments and governing laws applicable to each Trust, but is not a complete description. Further information about a Trust's governance structure is contained in the applicable Fund's SAI and the Trust's governing documents, which are on file with the SEC.

Organization and Governing Law. The Funds are open-end, management investment companies. The Target Fund is a series of Touchstone Strategic Trust, a Massachusetts business trust. The Acquiring ETF is a series of Touchstone ETF Trust, a Delaware statutory trust. A Fund organized as a series of a Massachusetts business trust is governed by the trust's declaration of trust and by-laws or similar instruments. The power and authority to manage the Fund and its affairs reside with the trustees, and shareholder rights are generally limited to those provided to the shareholders in the declaration of trust or similar instrument, rather than by statute. A Fund organized as a series of a Delaware statutory trust is governed by Delaware law and the trust's declaration of trust and by-laws or similar instruments. The Funds are also governed by applicable federal law. Each Fund and its business and affairs are managed under the supervision of its Board of Trustees (for purposes of the table below, each a "Board" or the "Trustees"). The primary differences between the Trusts relate to the form of organization, the right to call shareholder meetings, and the votes required for approval of reorganizations and liquidations, as further detailed below.

Touchstone Strategic Trust
Form of	Massachusetts business trust
Organization:
Preemptive Rights:	None
Conversion Rights:	Subject to compliance with the requirements of the
1940 Act, the Trustees shall have the authority to
provide that holders of shares of any series shall
have the right to convert said shares into shares of
one or more other series of shares in accordance
with such requirements and procedures as may be
established by the Trustees.
Shareholder	The Fund is not required to hold annual
Meetings:	shareholder meetings under its declaration of trust
and by-laws.

Touchstone ETF Trust

Delaware statutory trust

None

Except as otherwise determined by action of the Trustees in their sole discretion, Shareholders shall have no exchange or conversion rights with respect to their Shares.

The Fund is not required to hold annual shareholder meetings under its declaration of trust and by-laws.

Right to Call	A meeting of the shareholders may be called by the
Shareholder	Trustees from time to time for the purpose of
Meetings:	taking action upon any matter requiring the vote or
authority of the shareholders or upon any matter
deemed by the Trustees to be necessary or
desirable. A special meeting of shareholders shall
be called by the Trustees for the purpose of voting
on the removal of any Trustee of the Trust when
requested to do so in writing by shareholders
holding not less than 10% of the shares
outstanding. If the Trustees fail to call or give
notice of any meeting of shareholders for a period
of 30 days after written application by shareholders
holding at least 25% of the shares outstanding
requesting a meeting be called for any other
purpose requiring action by the shareholders then
holding at least 25% of the shares outstanding may
call and give notice of such meeting.

Special meetings of the shareholders (or any class or series) may be called at any time by the President, and shall be called by the President or the Secretary at the request, in writing or by resolution, of a majority of the Trustees. Any such request shall state the purposes of the proposed meeting. Except as required by federal law including the 1940 Act, shareholders shall not be entitled to call, or to have the Secretary call, special meetings of the Shareholders. To the extent required by federal law, including the 1940 Act, special meetings of the shareholders shall be called by the Secretary upon the request of the shareholders owning shares representing at least the percentage of the total combined votes of all shares of the Trust issued and outstanding required by federal law including the 1940 Act, provided that (a) such request shall state the purposes of such meeting and the matters proposed to be acted on, and (b) the shareholders requesting such meeting shall have paid to the Trust the reasonably estimated cost of preparing and mailing the notice thereof, which the Secretary shall determine and specify to such Shareholders.

Touchstone Strategic Trust

Notice of Meetings:     Written notice of any meeting of shareholders shall be given or caused to be given by the Trustees by mailing such notice at least seven days before such meeting, postage prepaid, stating the time, place and purpose of the meeting, to each shareholder at the shareholder's address as it appears on the records of the Trust.

Touchstone ETF Trust

Notice of any meeting of shareholders shall be given: (i) either personally or by first-class mail or other written or electronic communication, charges prepaid; and (ii) addressed to the shareholder at the address of that shareholder appearing on the books of the Trust or its transfer or similar agent, or given by the shareholder to the Trust for the purpose of notice.

Record Date for	The Trustees may close the transfer books for such
Meetings:	period not exceeding 30 days, as the Trustees may
determine; or without closing the transfer books
the Trustees may fix a date and time not more than
60 days prior to the date of any shareholders
meeting.
Quorum for	A majority of the shares entitled to vote shall be a
Meetings and	quorum for the transaction of business at a
Adjournments:	shareholders' meeting, but any lesser number shall
be sufficient for adjournments.

The Board of Trustees may fix in advance a record date which shall not be more than sixty (60) days (or such other number of days as the Board of Trustees shall determine in its sole discretion) and to the extent required by the exchange listing rules at least thirty (30) calendar days before the date of any such meeting.

Except when a larger quorum is required by law, by the by-laws or by the declaration of trust, a quorum for the transaction of business at a shareholders' meeting with respect to a series or class, or with respect to the Trust, as applicable, shall be, respectively, with respect to any series or class that is listed on an Exchange one-third of the outstanding shares of such series or class, and with respect to any series or class that is not listed on an Exchange one-tenth of the outstanding shares of such series or class, or where a Trust-wide vote is required, one- third of the outstanding shares of the Trust, entitled to vote in person or by proxy.

Shareholder Votes	A majority of the shares voted, at a meeting of
Required for	which a quorum is present, shall decide any
Approval of	questions, except when a different vote is required
Matters at	or permitted by any provision of the 1940 Act or
Meetings:	other applicable law or by the declaration of trust
or the by-laws.

Vote Required for       A plurality of the shares voted, at a meeting at Election of Trustees:   which a quorum is present, shall elect a Trustee,

except when a different vote is required or permitted by any provision of the 1940 Act or other applicable law or by the declaration of trust or the by-laws.

When a quorum is present at any meeting, a majority of the shares voted shall decide any questions, except when a larger vote is required by any provision of the declaration of trust or the by- laws or by applicable law.

When a quorum is present at any meeting, a plurality shall elect a Trustee, except when a larger vote is required by any provision of the declaration of trust or the by-laws or by applicable law.

Touchstone Strategic Trust

Votes Required for       Except as provided by the 1940 Act, a majority of

Approval of                   the Trustees present at a meeting of Trustees (a

Reorganization:           quorum, consisting of at least a majority of Trustees) may consent to or participate in any plan for the reorganization, consolidation or merger of any series. A majority of shareholders shall have the power to vote with respect to any termination or reorganization of the Trust or any series; provided however, that for a Fund created on or after November 17, 2011, the termination or reorganization of a series may be authorized by vote of a majority of the Trustees without shareholder approval, unless shareholder approval is required by the 1940 Act, then such reorganization must be approved at a meeting called for the purpose by the affirmative vote of the holders of a majority of outstanding voting shares of that series, as defined in the 1940 Act.(2)

Touchstone ETF Trust

Notwithstanding anything else contained in the Declaration of Trust but subject to applicable federal and state law, the Trustees may, without any shareholder vote or approval, sell, convey, merge and/or transfer all or substantially all of the assets of the Trust or assets belonging to any affected series to another series or to another entity that is an open-end investment company as defined in the 1940 Act, or is a series thereof, for adequate consideration, which may include the assumption of all outstanding taxes and other liabilities, accrued or contingent, of the Trust or any affected series, and which may include shares of or interests in such series, entity or series thereof.

Votes Required for      The liquidation of any series may be authorized by

Liquidation of a           vote of a majority of the Trustees then in office

Fund:subject to the approval of a majority of the outstanding voting shares of that series, as defined in the 1940 Act(2); provided however, that for a Fund created on or after November 17, 2011, the liquidation may be authorized by vote of a majority of the Trustees without shareholder approval.

Notwithstanding anything else contained in the Declaration of Trust but subject to applicable federal and state law, the Trustees may, without any shareholder vote or approval, dissolve or liquidate any series and terminate any class at any time in connection with which any action to dissolve the Trust shall be deemed also an action to dissolve each series and to terminate each class.

Removal of	Any Trustee may be removed with or without
Trustees:	cause (i) by written instrument signed by at least
two-thirds of the Trustees, (ii) by a vote of
shareholders holding not less than two-thirds of the
shares outstanding cast in person or by proxy at a
meeting called for that purpose or (iii) by a
declaration in writing signed by shareholders
holding not less than two-thirds of the shares
outstanding.

Any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees, specifying the effective date of removal, and any Trustee may be removed at any meeting of the Shareholders by a vote of at least two-thirds of the Outstanding Shares.

Touchstone Strategic Trust

Personal Liability of   A Trustee or officer shall be liable for his own Trustees, Officers        willful misfeasance, bad faith, gross negligence or and Shareholders:       reckless disregard of the duties involved in the

conduct of the office of Trustee or such officer. A Trustee shall not be liable for errors of judgment or mistakes of fact or law. Subject to the foregoing, the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, consultant, adviser, administrator, distributor or principal underwriter, custodian or transfer, dividend disbursing, shareholder servicing or accounting agent of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee.

All persons extending credit to, contracting with or having any claim against the Trust shall look only to the assets of the Trust for payment under such credit, contract or claim; and neither the shareholders nor the Trustees, nor any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefor.

Touchstone ETF Trust

All persons contracting with or having any claim against the Trust or a particular series shall look only to the assets of the Trust or assets belonging to such series, respectively, for payment under such contract or claim; and neither the Trustees nor any of the Trust's officers or employees, whether past, present or future, shall be personally liable therefor. The Trustees and officers of the Trust shall not be responsible or liable for any act or omission or for neglect or wrongdoing of them or any officer, agent, employee, investment adviser, principal underwriter or independent contractor of the Trust, but nothing contained in this Declaration of Trust or in the Delaware Act shall protect any Trustee or officer of the Trust against liability to the Trust or to shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

No shareholder shall be personally liable for the liabilities incurred by, contracted for or otherwise existing with respect to the Trust or any series or class thereof. Neither the Trust nor the Trustees, nor any officer, employee, or agent of the Trust shall have any power to bind any shareholder personally or to demand payment from any shareholder for anything, other than as agreed by the shareholder.

Indemnification of Trustees:

Rights of

Inspection:

Number of

Authorized Shares;

Par Value:

Number of Votes:

Touchstone Strategic Trust

The Trust shall indemnify each of its Trustees and officers against all liabilities and expenses incurred by any Trustee in connection with the defense or disposition of any action, suit or other proceeding, before any court or legislative body, in which such person is made a party or otherwise or is threatened to be made a party by reason of being or having held such position with the Trust, except with respect to any matter arising from his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.(1)

The records of the Trust shall be open to inspection by shareholders to the same extent as is permitted stockholders of a Massachusetts business corporation under the Massachusetts Business Corporation Law.

Unlimited; no par value per share.

Each shareholder is entitled to one vote for each whole share that they hold and a fractional vote for each fractional share that they hold. There shall be no cumulative voting in the election of Trustees.

Touchstone ETF Trust

Every person who is, or has been, a Trustee or an officer, employee or agent of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise ("Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with: (A) any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof; and (B) any liabilities and expenses, including, without limitation, the cost of credit monitoring, incurred by the indemnified representative as a result of the indemnified representative, while acting in an indemnified capacity, having provided personally identifiable information, including, without limitation, birthdates, social security numbers, driver's license numbers or passport numbers, to a regulator or counterparty by or with whom the Trust, or its series, is regulated or engages in business to satisfy a legal or procedural requirement of such regulator or counterparty, including, without limitation, know-your-customer or anti-money laundering requirements, and the security of such personally identifiable information is compromised and used to the detriment of the indemnified representative.

Except as conferred by law or otherwise by the Trustees, no shareholder shall have any right to inspect any records, account, book or document of the Trust.

Unlimited; no par value per share.

A shareholder of each series or class thereof shall be entitled to one vote for each share of such series or class thereof on any matter on which such shareholder is entitled to vote. There shall be no cumulative voting in the election of Trustees.

Touchstone Strategic Trust

Amendment of             The declaration of trust may be amended by an

Governing                     instrument in writing signed by a majority of the

Instruments:                Trustees, when authorized to do so by a vote of a majority of shareholders, except for certain amendments, such as the designation of series or classes, the change in name of the Trust or a series, or to supply any omission or cure an ambiguity, which shall not require authorization by a shareholder vote. No amendment shall repeal the limitations on personal liability of any shareholder or Trustee or repeal the prohibition of assessment upon the shareholders without the express consent of each shareholder or trustee involved.

The by-laws may be amended or repealed by a majority of the Trustees at a meeting or by writings signed by such majority.

Touchstone ETF Trust

The Trustees may, without any shareholder vote, amend or otherwise supplement the declaration of trust by making an amendment, a trust instrument supplemental thereto or an amended and restated trust instrument. No vote or consent of any shareholder shall be required for any amendment to the declaration of trust except (i) as determined by the Trustees in their sole discretion or (ii) as required by federal law including the 1940 Act, but only to the extent so required.

The by-laws may be restated, amended, supplemented or repealed by a majority of the Trustees then in office without any authorization or approval of shareholders.

(1)Such rights to indemnification are not exclusive and do not affect any other rights the trustee or officer may have, by contract or otherwise by law, including under any liability insurance policy. There is no statutory exclusion under Massachusetts law from liabilities for shareholders of a Massachusetts business trust. Therefore, under certain circumstances, shareholders of a Massachusetts business trust may be deemed liable for the obligations of the trust.

(2)Under the 1940 Act, the vote of a majority of outstanding voting shares means the vote, at an annual or special meeting of shareholders of the fund, of the lesser of (i) 67% or more of the voting securities of the fund present at such meeting, if the holders of shares representing more than 50% of the outstanding voting securities of the fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the fund.

Shares. When issued and paid for in accordance with their respective prospectuses, shares of both Funds are fully paid and non- assessable, having no preemptive or subscription rights and are freely transferable. Each share of a Fund represents an equal interest in such Fund, although the fees and expenses relating to each class of shares of the Target Fund may vary. Shares of each Fund are entitled to receive their pro rata share of distributions of income and capital gains, if any, made with respect to that Fund as are declared by a Trust's Board of Trustees, although such distributions may vary in amount among the classes of the Target Fund to reflect class-specific expenses. Such distributions may be in cash, or in additional Fund shares. In any liquidation of a Fund, each shareholder is entitled to receive his or her pro rata share of the net assets of the Fund, after satisfaction of all outstanding liabilities and expenses of the Fund.

Series and Classes. The declaration of trust of each Trust gives broad authority to the Trustees to establish series and classes in addition to those currently established and to determine the rights and preferences of the shares of the shares of the series and classes.

Submission of Shareholder Proposals. The declaration of trust and by-laws of each Trust do not contain provisions requiring that a shareholder provide notice to the applicable Fund in advance of a shareholder meeting to enable the shareholder to present a proposal at such meeting, although federal securities laws, which apply to each Fund, require that certain conditions be met to present any proposals at shareholder meetings.

VOTING INFORMATION CONCERNING THE SPECIAL MEETING

Solicitation of Proxies. The purpose of the Special Meeting is set forth in the accompanying Notice. Proxies are being solicited by the Board on behalf of the Target Fund. The proxies will be voted at the Special Meeting of shareholders of the Target Fund. The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by Touchstone Advisors regardless of whether the Plan is approved by shareholders or the Reorganization is completed.

The Target Fund has engaged the services of Morrow Sodali Fund Solutions ("Morrow Sodali" or "Solicitor") to assist in the solicitation of proxies for the Special Meeting. Solicitor's fees and the cost of printing and mailing proxy materials are expected to be approximately $50,000. Proxies are expected to be solicited principally by mail, but the Target Fund or Solicitor may also solicit proxies by telephone, through the Internet or otherwise. Any telephonic solicitations will follow procedures reasonably designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholders after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as shareholders submitting proxies in written form. Touchstone Advisors may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons. Although Morrow Sodali representatives are permitted to answer questions about the voting process and may read any recommendation set forth in this Proxy Statement/Prospectus, they are not permitted to recommend to shareholders how to vote. Proxies may also be solicited by officers, employees and agents of Touchstone Advisors or their affiliates. Such solicitations may be by telephone, through the Internet or otherwise.

Required Vote. The Target Fund's shareholders as of the Record Date will have the option to vote "FOR" or "AGAINST" the proposed Plan providing for the Reorganization, or may "ABSTAIN" from voting. Any person conferring a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Target Trust. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person. Target Fund shares represented by a properly executed proxy will be voted in accordance with the instructions on the proxy, or, if no instructions are provided, the shares will be voted "FOR" the approval of the Reorganization. Approval of the Reorganization requires the affirmative vote of the holders of a majority of outstanding voting shares of the Target Fund, as defined in the 1940 Act, each share of the Target Fund entitled to one vote (fractional shares entitled to proportionate shares of one vote). Under the 1940 Act, approval of the Reorganization by a vote of a majority of outstanding voting shares requires the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Target Fund entitled to vote on the Reorganization proposal that are present in person or by proxy at the Special Meeting if holders of shares representing more than 50% of the outstanding voting securities of the Fund are present or represented by proxy at the Special Meeting or (ii) more than 50% of the outstanding voting securities of the Target Fund entitled to vote on the Reorganization proposal. A vote to "ABSTAIN" will have the same effect as a vote "AGAINST" the proposal.

Quorum. In order to hold the Special Meeting, a quorum of shareholders of the Target Fund must be present. Holders of a majority of the total number of shares entitled to vote, present in person or by proxy, shall constitute a quorum for the purpose of voting on the Reorganization proposal and for the purpose of transacting any other business that may come before the Special Meeting.

For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of the Reorganization.

If the necessary quorum to transact business or the vote required to approve the Reorganization proposal is not obtained at the Special Meeting, the persons named as proxies in the proxy card may propose one or more adjournments of the Special Meeting, in accordance with applicable law, to permit the further solicitation of proxies. Although a majority of the shares entitled to vote is a quorum for the transaction of business at a shareholders' meeting, any lesser number is sufficient for adjournments.

Shareholder Information. Exhibit C to this Proxy Statement/Prospectus lists the number of shares outstanding and entitled to vote at the Special Meeting as of the close of business on the Record Date and number of votes entitled to be cast. Exhibit C also lists the name, address, and percent ownership of each person who, as of the Record Date, to the knowledge of each Fund, owned 5% or more of the outstanding shares of a class of the respective Fund. Exhibit C also lists those shareholders that would have owned 5% or more of the outstanding shares of a class of the combined Fund had the Reorganization taken place on the Record Date.

Other Business. The Board knows of no other business that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. By completing the proxy, you are also authorizing the persons named on the proxy to vote in their discretion on any other matter that properly comes before the Special Meeting.

LEGAL MATTERS

Certain legal matters in connection with the issuance of the Acquiring ETF's shares will be passed upon by K&L Gates LLP, located at 1 Lincoln Street, Boston, MA 02111.

ADDITIONAL INFORMATION

The Trusts are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith files reports and other information including proxy materials, information statements and charter documents with the SEC. Reports and other information about the Funds are available on the EDGAR database of the SEC's internet site at http://www.sec.gov. You may obtain copies of these reports and other information, after paying a duplicating fee, by sending an e-mail request to: publicinfo@sec.gov.

Other Information

Officers and Directors. To the best knowledge of the Trust, as of December 31, 2022, the Trustees and executive officers of the Trust as a group owned less than 1% of the shares of each Fund.

Information About the Distributors. Foreside Fund Services, LLC ("Foreside"), located at 3 Canal Plaza, Suite 100, Portland, Maine 04101, serves as the distributor of the Acquiring ETF only in connection with the continuous offering of the Acquiring ETF's shares. Foreside is a broker-dealer registered with the SEC under the Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. (FINRA). The Acquiring Trust offers shares of the Acquiring ETF for sale through Foreside in Creation Units, as described in the "Purchases and Redemptions" section of the Acquiring ETF's SAI. Foreside will not sell or redeem shares in quantities less than Creation Units.

Touchstone Securities and the Target Trust are parties to a distribution agreement (the "Distribution Agreement") with respect to the Target Fund only. Touchstone Securities' principal place of business is 303 Broadway, Suite 1100, Cincinnati, Ohio 45202. Touchstone Securities is a registered broker-dealer, and an affiliate of Touchstone Advisors by reason of common ownership.

Information About the Administrator. Touchstone Advisors serves as the Funds' administrator pursuant to an administrative agreement between the Trust, on the Fund's behalf, and Touchstone Advisors. Touchstone Advisors has engaged The Bank of New York Mellon, located at 4400 Computer Drive, Westborough, Massachusetts 01581, to serve as the Trust's sub-administrator. For the fiscal year ended December 31, 2022, with respect to the Target Fund, the Fund paid Touchstone Advisors the following administration fees.

Administration Fees
Dynamic Allocation Fund	$95,507
Dynamic International ETF	N/A (1)

(1)The Acquiring ETF will commence operations upon the closing of the Reorganization.

Portfolio Transactions. There were no affiliated brokerage transactions for Target Fund's most recently completed fiscal year end.

Shareholders Sharing the Same Address (only applicable for shares held directly through Touchstone Securities). If two or more shareholders share the same address, only one copy of this Proxy Statement/Prospectus is being delivered to that address, unless the Target Trust has received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Target Trust will deliver promptly a separate copy of this Proxy Statement/Prospectus to a shareholder at a shared address. Please call (800) 543-0407 or forward a written request to the Target Trust, 534467, Pittsburgh, Pennsylvania 15253- 4467 if you would like to (1) receive a separate copy of this Proxy Statement/Prospectus; (2) receive your annual reports or information statements separately in the future; or (3) request delivery of a single copy of annual reports or information statements if you are currently receiving multiple copies at a shared address.

Shareholder Proposals. The Funds are not required to hold annual meetings of shareholders. Any shareholder who wishes to submit a proposal for consideration at a subsequent shareholders' meeting should mail the proposal promptly to the Trust. Any proposal to be considered for submission to shareholders must comply with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and must be received by the Trust within a reasonable time before the solicitation of proxies for that meeting. The timely submission of a proposal does not guarantee its inclusion.

OTHER BUSINESS

The Board does not intend to present any other business at the Special Meeting. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying proxy card will vote thereon in accordance with their judgment.

THE BOARD RECOMMENDS APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION FOR THE TARGET FUND AND ANY PROPERLY EXECUTED BUT UNMARKED PROXY CARDS WILL BE VOTED IN FAVOR OF APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Target Fund's financial performance for the past five years. The Acquiring ETF will adopt the performance history of the Target Fund, which was operated as mutual fund. The financial information shown below is for the Target Fund for the periods prior to inception of the Acquiring ETF. The accounting policies of the Acquiring ETF will be consistent with the accounting policies of the Target Fund.

The information reflects financial results for Class A, Class C, and Class Y shares of the Target Fund. The total returns in the table represent the rate that an investor would have earned or lost on an investment in Class A, Class C, and Class Y shares of the Target Fund, which the Adviser believes is an accurate representation of how the Acquiring ETF would have performed, assuming reinvestment of all dividends and distributions. The information in the financial highlights has been derived from, and should be read in conjunction with, the financial statements of the Target Fund and the notes thereto included in those Target Fund's Annual Report for the fiscal year ended December 31, 2022, which is incorporated by reference into the SAI, and is available upon request by calling (800) 543-0407 or by downloading a copy from the Touchstone Investments website at: TouchstoneInvestments.com/Resources. The information for the annual periods in the table was derived from financial statements audited by Ernst & Young LLP, the Target Fund's independent registered public accounting firm, whose report is included in the Target Fund's Annual Report for the fiscal year ended December 31, 2022.

Touchstone Dynamic Allocation Fund

			Net
	Net		realized									Ratio of	Ratio
	asset		and		Distributi Distributio			Net			Ratio of	gross	of net
	value at		unrealized		ons	ns		asset		Net	net	expenses	investment	Portfoli
	beginnin	Net	gains		from net	from		value		assets	expenses	to	income	o
	g	invest	(losses)	Total from	investme	realized	Total	at end		at end	to average	average	(loss)	turnove
Period	of	ment	on	investment	nt	capital	distributio	of	Total	of period	net	net	to average	r
ended	period	income investments		operations	income	gains	ns	period return(1)		(000's)	assets(2)	assets(2)	net assets	rate
							Class A
12/31/2018	$12.56	$0.20	($1.16)	($0.96)	($0.26)	($0.71)	($0.97)	$10.63	(7.91)%	$54,871	0.49%	0.92%	1.57%	40%
12/31/2019	10.63	0.21	1.68	1.89	(0.26)	(0.20)	(0.46)	12.06	17.95	77,001	0.49	0.94	1.77	38
12/31/2020	12.06	0.16	1.41	1.57	(0.19)	(0.20)	(0.39)	13.24	13.09	81,624	0.49	0.91	1.26	33
12/31/2021	13.24	0.17	0.50	0.67	(0.33)	(0.42)	(0.75)	13.16	5.11	77,866	0.49	0.88	1.26	20
12/31/2022	13.16	0.17(3)	(2.35)	(2.18)	(0.29)	(0.28)	(0.57)	10.41	(16.59)	58,573	0.49	1.00	1.50	60
							Class C
12/31/2018	$12.28	$0.11	($1.13)	($1.02)	($0.17)	($0.71)	($0.88)	$10.38	(8.55)%	$24,897	1.24%	1.68%	0.82%	40%
12/31/2019	10.38	0.25	1.51	1.76	(0.14)	(0.20)	(0.34)	11.80	17.01	5,250	1.24	1.90	1.02	38
12/31/2020	11.80	0.25	1.20	1.45	(0.10)	(0.20)	(0.30)	12.95	12.28	3,015	1.24	2.03	0.51	33
12/31/2021	12.95	0.08	0.48	0.56	(0.22)	(0.42)	(0.64)	12.87	4.34	2,035	1.24	2.33	0.51	20
12/31/2022	12.87	0.08(3)	(2.29)	(2.21)	(0.39)	(0.28)	(0.67)	9.99	(17.18)	1,270	1.24	2.72	0.75	60
							Class Y
12/31/2018	$12.67	$0.27	($1.21)	($0.94)	($0.29)	($0.71)	($1.00)	$10.73	(7.69)%	$5,525	0.24%	0.85%	1.82%	40%
12/31/2019	10.73	0.31	1.64	1.95	(0.29)	(0.20)	(0.49)	12.19	18.35	4,060	0.24	0.97	2.02	38
12/31/2020	12.19	0.17	1.42	1.59	(0.21)	(0.20)	(0.41)	13.37	13.23	4,735	0.24	0.88	1.51	33
12/31/2021	13.37	0.21	0.51	0.72	(0.37)	(0.42)	(0.79)	13.30	5.39	5,061	0.24	0.87	1.51	20
12/31/2022	13.30	0.20(3)	(2.37)	(2.17)	(0.32)	(0.28)	(0.60)	10.53	(16.34)	2,987	0.24	0.99	1.75	60

(1)Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.

(2)Ratio does not include expenses of the underlying funds.

(3)The net investment income per share was based on average shares outstanding for the period.

EXHIBIT A: FORM OF AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION dated as of [ ], 2023 (the "Agreement"), between Touchstone Strategic Trust (the "Target Trust"), a Massachusetts business trust, on behalf of its series, Touchstone Dynamic Allocation Fund (the "Target Fund"), and Touchstone ETF Trust (the "ETF Trust"), a Delaware statutory trust, on behalf of its series, Touchstone Dynamic International ETF (the "New ETF"); and Touchstone Advisors, Inc. (for purposes of paragraph 9.4 only of this Agreement). Each Trust has its principal place of business at 303 Broadway, Suite 1100, Cincinnati, Ohio 45202.

This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of Section 368(a)(1) of the United Internal Revenue Code of 1986, as amended (the "Code"), and Section 1.368-2(g) of the Treasury regulations promulgated under the Code (the "Treasury Regulations"). The reorganization will consist of (a) the transfer of all of the assets of the Target Fund to the New ETF in exchange for shares of beneficial interest, no par value per share, of the New ETF ("New ETF Shares"), cash in lieu of fractional New ETF Shares, if any, and the assumption by the New ETF of the liabilities of the Target Fund as described herein, and (b) the distribution, after the Closing Date hereinafter referred to, of the New ETF Shares and cash in lieu of fractional New ETF Shares, if any, to the shareholders of the Target Fund in liquidation of the Target Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the "Reorganization").

WHEREAS, the Target Fund is a series of the Target Trust, a registered, open-end management investment company, and the New ETF is a series of the ETF Trust, a registered, open-end management investment company, and the Target Fund owns securities which are assets of the character in which the New ETF is permitted to invest;

WHEREAS, the Target Fund is authorized to issue shares of beneficial interest divided into three classes – Class A, Class C, and Class Y (together, "Target Fund Shares");

WHEREAS, the Target Fund intends to convert shares of Class A and Class C to Class Y shares prior to the date of the Reorganization making the Class Y the only class of Target Fund Shares;

WHEREAS, the Target Fund intends to conduct a reverse stock split of the Class Y shares after the conversion of shares of Class A and Class C to Class Y shares but prior to the date of the Reorganization;

WHEREAS, the New ETF is authorized to issue one class of New ETF Shares;

WHEREAS, the Target Trust's Board has determined that the Reorganization is in the best interests of the Target Fund and that the interests of the Target Fund's existing shareholders will not be diluted as a result of the Reorganization;

WHEREAS, the Target Fund and the New ETF intend that for United States federal income tax purposes the Reorganization contemplated by this Agreement constitutes a "reorganization" within the meaning of Section 368(a)(1) of the Code; and

WHEREAS, the ETF Trust's Board has determined that the Reorganization is in the best interests of the New ETF and, there being no existing shareholders of the New ETF, that the Reorganization will not result in dilution of the New ETF's shareholders' interests.

NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

1.THE REORGANIZATION.

1.1Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to assign, transfer and convey to the New ETF all of the assets of the Target Fund, as set forth in paragraph 1.2, free and clear of all liens, encumbrances and claims whatsoever. The New ETF agrees in exchange therefor –

(a)to deliver to the Target Fund the number of New ETF Shares (and cash in lieu of fractional New ETF Shares, if any) determined as set forth in paragraph 2.3; and

(b)to assume the liabilities of the Target Fund, as set forth in paragraph 1.4.

Such transactions shall take place at the closing (the "Closing") as of the close of business on the closing date (the "Closing Date"), provided for in paragraph 3.1. In lieu of delivering certificates for the New ETF Shares, the New ETF shall credit the New ETF Shares to the Target Fund's account on the books of the New ETF and shall deliver a confirmation thereof to the Target Fund.

1.2The assets of the Target Fund to be acquired by the New ETF shall consist of all assets, including, without limitation, all portfolio securities, cash, cash equivalents, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends or interest and other receivables), and any deferred or prepaid expenses, reflected on an unaudited statement of assets and liabilities of the Target Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with U.S. generally accepted accounting principles ("GAAP") consistently applied from the Target Fund's prior audited period (the "Assets").

1.3The Target Fund will identify each shareholder of record that is a fund direct individual retirement account (an "IRA Account") and such Target Fund shares will be exchanged for an equivalent share class of the Touchstone Ultra Short Duration Fixed Income Fund immediately prior to the Closing Date.

1.4The Target Fund will endeavor to identify and, to the extent practicable, discharge all of its known liabilities and obligations before the Closing Date. The New ETF shall assume all of the Target Fund's liabilities and obligations in existence on the Closing Date, whether known or unknown, contingent or otherwise.

1.5Delivery of the Target Fund's Assets shall be made on the Closing Date to The Bank of New York Mellon, the New ETF's custodian (the "Custodian"), for the account of the New ETF, with all securities not in bearer or book- entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the New ETF free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the New ETF.

1.6The Target Fund will pay or cause to be paid to the New ETF any dividends and interest received on or after the Closing Date with respect to Assets transferred to the New ETF hereunder. The Target Fund will transfer to the New ETF any distributions, rights or other assets received by the Target Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in the Assets transferred to the New ETF on the Closing Date and shall not be separately valued.

1.7As soon after the Closing Date as is conveniently practicable, the Target Fund will distribute to holders of record of the Target Fund Shares, determined as of the close of business on the Closing Date ("Fund Shareholders"), the New ETF Shares (and cash in lieu of fractional New ETF Shares, if any) received by the Target Fund pursuant to paragraph 1.1, and will completely liquidate and, promptly thereafter, terminate in accordance with applicable laws of the Commonwealth of Massachusetts and federal securities laws. Each Fund Shareholder will receive New ETF Shares (and cash in lieu of fractional New ETF Shares) having an aggregate net asset value equal to the aggregate net asset value of such Fund Shareholder's Target Fund Shares, determined as of the close of business on the Closing Date. Such distribution and liquidation will be accomplished by the transfer of the New ETF Shares then credited to the account of the Target Fund on the books of the New ETF to accounts on the share records of the New ETF in the names of the accounts of Fund Shareholders that are eligible to hold New ETF Shares (a "Qualifying Account") and representing the respective number of the applicable New ETF Shares due such Fund Shareholders. New ETF Shares to be transferred to a Fund Shareholder that holds Target Fund shares in an account, [other than an IRA Account,] that is not a Qualifying Account shall be held by [BNYM] for the account of such shareholder until a Qualifying Account has been identified for such Fund Shareholder, at which time the New ETF Shares shall be credited to such Qualifying Account. All issued and outstanding shares of the Target Fund simultaneously will be canceled on the books of the Target Fund and will be null and void. New ETF Shares distributed to Qualifying Accounts of Fund Shareholders will be reflected on the books of the New ETF as uncertificated, book-entry shares; the New ETF will not issue share certificates in the Reorganization. Cash in lieu of fractional New ETF Shares, if any, shall be distributed to Fund Shareholders entitled to such cash.

1.8Notwithstanding anything to the contrary herein, fractional New ETF Shares will not be issued to the Fund Shareholders. If the calculation of the distribution amount of New ETF Shares to any Fund Shareholder results in fractional shares, such Fund Shareholder will receive an amount in cash equal to the net asset value of the fractional New ETF Shares that would otherwise be received at the Closing.

1.9New ETF Shares will be issued in the manner described in the Proxy/Prospectus on Form N-14, as A-2 amended or supplemented (the "Registration Statement"), as of the effective date of the Registration Statement.

1.10Any transfer taxes payable upon issuance of the New ETF Shares in a name other than the registered holder of the New ETF Shares on the books of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such New ETF Shares are to be issued and transferred.

1.11Any reporting responsibility of the Target Fund, including the responsibility for filing regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund up to and including the Closing Date and such later date on which the Target Fund's existence is terminated.

1.12As soon as practicable after the Closing Date, the Target Trust shall provide the New ETF with copies of all books and records that pertain to the Target Fund that the New ETF is required to maintain under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules of the Commission thereunder.

1.13In connection with the Reorganization, any minimum investment amounts or sales loads applicable to initial investments in the New ETF will be waived with respect to the Target Fund Shareholders' initial receipt of New ETF Shares in the Reorganization.

2.VALUATION.

2.1The value of the Target Fund's Assets to be acquired, and the amount of the Target Fund's known liabilities to be assumed, by the New ETF hereunder shall be computed as of the scheduled close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the ETF Trust's Trust Instrument, as amended (the "ETF Trust's Trust Instrument"), and the then-current prospectus or statement of additional information of the New ETF, which are and shall be consistent with the policies currently in effect for the Target Fund, or such other valuation procedures as shall be mutually agreed upon by the parties hereto.

2.2For purposes of paragraph 1.1(a), the net asset value per share of New ETF Shares, which are newly created shares, shall be established by the ETF Trust's management prior to the Closing.

2.3The number of New ETF Shares to be issued (and cash in lieu of fractional New ETF Shares, if any) in exchange for the Target Fund's net assets shall be determined by dividing the value of the net assets of the Target Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one New ETF Share, determined in accordance with paragraph 2.2.

2.4All computations of value shall be made in accordance with the regular practices of The Bank of New York Mellon, the New ETF's accounting agent (and an affiliate of the Target Fund's accounting agent).

3.CLOSING AND CLOSING DATE.

3.1The Closing Date shall be October 20, 2023, or such other date as the parties, through their duly authorized officers, may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously on the Closing Date unless otherwise provided. The Closing shall be held at 5:00 p.m., Eastern time, at the offices of the Trusts, or such other time and/or place as the parties may mutually agree.

3.2The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Target Fund's Assets have been delivered in proper form to the New ETF on the Closing Date. The Target Fund's portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or with a permitted counterparty or futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered to the Custodian as of the Closing Date by book entry, in accordance with the customary practices of the Custodian. The cash to be transferred by the Target Fund shall be delivered to the Custodian for the account of the New ETF by wire transfer of federal funds on the Closing Date.

3.3If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Target Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Target Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as the parties hereto may agree.

3.4The Target Fund's transfer agent shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The New ETF's transfer agent shall issue and deliver to the Target Trust's Secretary a confirmation evidencing the New ETF Shares to be credited on the Closing Date, or provide evidence satisfactory to the Trust that such New ETF Shares have been credited to the Target Fund's account on the books of the New ETF. The cash to be delivered by the New ETF in lieu of fractional New ETF Shares, if any, shall be delivered on or as soon as practicable after the Closing Date.

3.5At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

3.6If the Target Fund is unable to make delivery to the Custodian pursuant to paragraph 3.2 of any of the Assets for the reason that any of such Assets have not yet been delivered to the Target Fund by the Target Fund's broker, dealer or other counterparty, then, in lieu of such delivery, the Target Fund shall deliver with respect to said Assets executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the New ETF or the Custodian, including broker confirmation slips.

4.REPRESENTATIONS AND WARRANTIES.

4.1The Target Trust, on behalf of the Target Fund, represents and warrants to the ETF Trust, on behalf of the New ETF, as follows:

(a)The Target Fund is a duly established and designated series of the Target Trust, a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to carry out its obligations under this Agreement.

(b)The Target Trust is registered under the 1940 Act as an open-end management investment company, and the Target Fund's shares are registered under the Securities Act of 1933, as amended (the "1933 Act"), and such registrations have not been revoked or rescinded and are in full force and effect. The Target Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c)The current prospectus and statement of additional information of the Target Fund, as supplemented, conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)The Target Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Target Trust's Declaration of Trust, as amended (the "Target Trust's Declaration"), or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Target Trust is a party on behalf of the Target Fund or by which the Target Fund is bound, nor will the execution, delivery and performance of this Agreement by the Target Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Target Trust is a party on behalf of the Target Fund or by which the Target Fund is bound.

(e)The Target Fund has no material contracts or other commitments that will be terminated with liability to the Target Fund on or prior to the Closing Date.

(f)No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and by state securities laws.

(g)No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Target Trust's knowledge threatened against the Target Fund or any of the

Target Fund's properties or assets which, if adversely determined, would materially and adversely affect the Target Fund's financial condition, the conduct of the Target Fund's business or the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The Target Trust knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Target Fund's business or the Target Fund's ability to consummate the transactions contemplated herein.

(h)The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statements of Investments (indicating their fair value) of the Target Fund for each of the Target Fund's five most recent fiscal years ended December 31, have been audited by Ernst & Young, LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements and Target Fund's unaudited Statements for the six months ended June 30, 2023, (copies of which have been or will be furnished to the New ETF) fairly reflect the financial condition of the Target Fund as of such dates, and there are no known contingent liabilities of the Target Fund as of such dates not disclosed therein.

(i)Since December 31, 2022, there has not been any material adverse change in the Target Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Target Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraphs 1.4 and 4.1(h) hereof.

(j)At the Closing Date, all federal and other tax returns and reports of the Target Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Target Trust no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns. As used in this Agreement, "Tax" or "Taxes" means any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of any such tax. "Tax Return" means reports, returns, information returns, elections, agreements, declarations, or other documents of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto).

(k)For each taxable year of its operation, the Target Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income Tax under Section 852 of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. The Target Fund currently qualifies, and shall continue to qualify for the period beginning on the first day of its current taxable year and ending on the Closing Date, as a regulated investment company under the Code. The Target Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury Regulations thereunder. The Target Fund has maintained since its formation a December 31 fiscal year-end for U.S. federal income tax purposes.

(l)All issued and outstanding shares of the Target Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Target Fund. All of the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of its transfer agent as provided in paragraph 3.4. The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Target Fund's shares, nor is there outstanding any security convertible into any of the Target Fund's shares.

(m)On the Closing Date, the Target Fund will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver the Assets to be transferred by it hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the New ETF will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the New ETF.

(n)The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Target Trust's Board and this Agreement will constitute the valid and legally binding obligation of the Target Trust, on behalf of the Target Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(o)The information to be furnished by the Target Trust, on behalf of the Target Fund, for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(p)The Registration Statement, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Target Trust and the Target Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and do not and will not include, as it relates to the Target Trust and the Target Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(q)The Target Fund is not under the jurisdiction of a court in a "Title 11 or similar case" (within the meaning of Section 368(a)(3)(A) of the Code).

4.2The ETF Trust, on behalf of the New ETF, represents and warrants to the Target Trust, on behalf of the Target Fund, as follows:

(a)The New ETF is a duly established and designated series of the ETF Trust, a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the power to carry out its obligations under this Agreement.

(b)The ETF Trust is registered under the 1940 Act as an open-end management investment company, and, at the Closing Date, the New ETF's shares will be registered under the 1933 Act, and such registrations will be in full force and effect. The New ETF will be in compliance in all material respects with the 1940 Act and the rules and regulations thereunder at the Closing Date.

(c)At the Closing Date, the current prospectus and statement of additional information of the New ETF, as supplemented, will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)The New ETF is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the ETF Trust's Trust Instrument or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the ETF Trust is a party on behalf of the New ETF or by which the New ETF is bound, nor will the execution, delivery and performance of this Agreement by the New ETF result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the ETF Trust is a party on behalf of the New ETF or by which the New ETF is bound.

(e)No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the New ETF of the transactions contemplated herein, except as may be required under the 1933 Act, the 1934 Act and the 1940 Act and by state securities laws.

(f)No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the ETF Trust's knowledge threatened against the New ETF or any of the New ETF's properties or assets which, if adversely determined, would materially and adversely affect the New ETF's financial condition, the conduct of the New ETF's business or the ability of the New ETF to carry out the transactions contemplated by this Agreement. The ETF Trust knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the New ETF's business or the New ETF's ability to consummate the transactions contemplated herein.

(g)There shall be no issued and outstanding shares of the New ETF prior to the Closing Date other than a nominal number of shares ("Initial Shares") issued to a seed capital investor (which shall be an affiliate of the New ETF) in order to commence operations of the New ETF. The Initial Shares have been or will be redeemed by the New ETF prior to the Closing for the price for which they were issued, and any price paid for the Initial Shares shall at all times have been held by the New ETF in a non-interest bearing account.

(h)All issued and outstanding shares of the New ETF will be, at the Closing Date, validly issued, fully paid, and non-assessable by the New ETF. The New ETF does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the New ETF Shares, nor is there outstanding any security convertible into any New ETF Shares.

(i)The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the ETF Trust's Board and this Agreement will constitute the valid and legally binding obligation of the ETF Trust, on behalf of the New ETF, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(j)The Registration Statement, as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the New ETF, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the New ETF, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading. No representations and warranties in this paragraph 4.2 shall apply to statements or omissions made in reliance upon and in conformity with written information concerning the Target Fund furnished to the New ETF by the Target Trust.

(k)No consideration other than the New ETF Shares and cash in lieu of fractional New ETF Shares, if any, (and the New ETF's assumption of the Target Fund's liabilities) will be issued in exchange for the Target Fund's Assets in the Reorganization.

(l)The New ETF is, and will be at the time of Closing, a newly created series without assets (other than the seed capital provided in exchange for Initial Shares) and without liabilities, created for the purpose of acquiring the assets and assuming the liabilities of the Target Fund, and, prior to the Closing, will not carry on any business activities (other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of investment operations). The Initial Shares have been or will be redeemed by the New ETF prior to the Closing Date for the price for which they were issued, and any price paid for the Initial Shares shall have been held by the New ETF only in a non-interest bearing account.

(m)The ETF Trust has filed an initial registration statement for open-end management investment companies on Form N-1A for the purpose of registering the New ETF under the 1940 Act.

5.COVENANTS OF THE ETF TRUST AND THE TARGET TRUST, ON BEHALF OF THE NEW ETF AND THE TARGET FUND, RESPECTIVELY.

5.1The New ETF and the Target Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include purchases and redemption of shares, payment of customary dividends and other distributions in the case of the Target Fund and redemptions of the Initial Shares in the case of the New ETF.

5.2Subject to the provisions of this Agreement, the Target Trust, on behalf of the Target Fund, and the ETF Trust, on behalf of the New ETF, will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.3As promptly as practicable, but in any case within sixty (60) days after the Closing Date, the Target Trust shall furnish the New ETF, in such form as is reasonably satisfactory to the New ETF, a statement of the earnings and profits of the Target Fund for federal income tax purposes which will be carried over to the New ETF as a result of Section 381 of the Code and which will be certified by the Target Trust's President or its Vice President and Treasurer.

5.4The Target Trust, on behalf of the Target Fund, will provide the New ETF with information reasonably necessary for the preparation of the Registration Statement.

5.5The New ETF agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1934 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.6The Target Trust, on behalf of the Target Fund, covenants that the Target Fund is not acquiring the New ETF Shares to be issued hereunder for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.7As soon as is reasonably practicable after the Closing, the Target Fund will make a liquidating distribution to Fund Shareholders consisting of the New ETF Shares and cash in lieu of fractional New ETF Shares, if any, received at the Closing.

5.8It is the intention of the parties hereto that the transaction contemplated by this Agreement with respect to the Target Fund and the New ETF will qualify as a reorganization within the meaning of Section 368(a) of the Code. Except as otherwise expressly provided in this Agreement, none of the Trusts, the Target Fund, or the New ETF shall take any action or cause any action to be taken (including without limitation the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing, the parties to this Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable K&L Gates LLP to render the tax opinion contemplated in this Agreement.

6.CONDITIONS PRECEDENT TO OBLIGATIONS OF THE NEW ETF.

The obligations of the New ETF to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Target Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

6.1All representations and warranties of the Target Trust, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

6.2The Target Trust shall have delivered to the New ETF a statement of the Target Fund's assets and known liabilities, together with a list of the Target Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Target Trust's Treasurer.

6.3The Target Trust shall have delivered to the New ETF on the Closing Date a certificate executed in the Target Trust's name by the Target Trust's President or Vice President and its Treasurer, in form and substance satisfactory to the New ETF, to the effect that the representations and warranties of the Target Trust, on behalf of the Target Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the New ETF shall reasonably request.

6.4The Target Trust's Board, including a majority of Board members who are not "interested persons" of the Target Trust as defined under the 1940 Act, has determined that the transactions contemplated by this Agreement are in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund would not be diluted as a result of such transactions.

7.CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND.

The obligations of the Target Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the New ETF of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1All representations and warranties of the ETF Trust, on behalf of the New ETF, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

7.2The ETF Trust shall have delivered to the Target Fund on the Closing Date a certificate executed in the ETF Trust's name by the ETF Trust's President or Vice President and its Treasurer, in form and substance satisfactory to the Target Fund, to the effect that the representations and warranties of the ETF Trust, on behalf of the New ETF, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Target Fund shall reasonably request.

7.3The ETF Trust's Board, including a majority of Board members who are not "interested persons" of the ETF Trust as defined under the 1940 Act, has determined that the transactions contemplated by this Agreement are in the best interests of the New ETF and, there being no existing shareholders of the New ETF, that the interests of the existing shareholders of the New ETF, would not be diluted as a result of such transactions.

8.FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND AND THE NEW ETF.

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Target Fund or the New ETF, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

8.1This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of the Target Trust's Declaration and the 1940 Act. Notwithstanding anything herein to the contrary, neither the Target Fund nor the New ETF may waive the condition set forth in this paragraph 8.1.

8.2On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Target Fund or the New ETF to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Target Fund or the New ETF, provided that either party hereto may for itself waive any of such conditions.

8.4Each of the Registration Statement and the registration statement on Form N-1A for the purpose of registering the New ETF under the 1940 Act shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5The Target Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to its shareholders all of the Target Fund's investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods ending prior to the Closing Date; and all of its net capital gain realized (after reduction for any capital loss carry forward) in all taxable years or periods ending on or prior to the Closing Date.

8.6[The Target Fund and New ETF shall have received an opinion of K&L Gates LLP substantially to the effect that, based on the facts, assumptions and conditions stated herein and conditioned on the consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(a)The acquisition by the New ETF of all of the assets of the Target Fund, as provided for in the Agreement, in exchange for such New ETF Shares (and cash in lieu of fractional New ETF Shares, if any), and the assumption by the New ETF of liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of such New ETF Shares (and cash in lieu of fractional New ETF shares, if any) in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the New ETF each will be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

(b)No gain or loss will be recognized by the Target Fund upon the transfer of all of its assets to, and the assumption of all of its liabilities by the New ETF in exchange solely for such New ETF Shares pursuant to Section 361(a) and Section 357(a) of the Code, except for (A) gain or loss that may be recognized on the transfer of "section 1256 contracts" as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a "passive foreign investment company" as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized (i) under an applicable mark-to-market rule or (ii) upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code.

(c)No gain or loss will be recognized by the New ETF upon the receipt by it of all of the assets of the Target Fund in exchange solely for the assumption of liabilities of the Target Fund and issuance of the New ETF Shares pursuant to Section 1032(a) of the Code.

(d)No gain or loss will be recognized by the Target Fund upon the distribution of New ETF Shares by such Target Fund to shareholders of the Target Fund in complete liquidation (pursuant to the Agreement) of the Target Fund pursuant to Section 361(c)(1) of the Code.

(e)The tax basis of the assets of the Target Fund received by the New ETF will be the same as the tax basis of such assets in the hands of such Target Fund immediately prior to the transfer of such assets, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund on the transfer pursuant to Section 362(b) of the Code.

(f)The holding periods of the assets of the Target Fund in the hands of the New ETF will include the periods during which such assets were held by such Target Fund pursuant to Section 1223(2) of the Code, other than assets with respect to which gain or loss is required to be recognized and except where investment activities of the New ETF have the effect of reducing or eliminating the holding period with respect to an asset.

(g)No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of all of their Target Fund Shares solely for New ETF Shares (except with respect to cash, if any, received in lieu of fractional shares) pursuant to Section 354(a) of the Code.

(h)The aggregate tax basis of New ETF Shares received by a shareholder of the Target Fund will be the same as the aggregate tax basis of such Target Fund Shares exchanged therefor pursuant to Section 358(a)(1) of the Code.

(i)The holding period of the New ETF Shares received by a shareholder of the Target Fund will include the holding period of such Target Fund Shares exchanged therefor, provided that the shareholder held such Target Fund Shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code.

(j)For purposes of Section 381, New ETF will be treated just as Target Fund would have been treated if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of Target Fund's taxable year, Target Fund's tax attributes enumerated in Section 381(c) will be taken into account by New ETF as if there had been no Reorganization, and the part of the Target Fund's last taxable year that began before the Reorganization will be included in New ETF's first taxable year that ends after the Reorganization.

Such opinion shall be based on customary assumptions, limitations and such representations as K&L Gates LLP may reasonably request, and the Target Fund and the New ETF will cooperate to make and certify the accuracy of such representations. Such opinion may contain such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein.

No opinion will be expressed as to any other U.S. federal tax issues (except those set forth in the opinion) and all state, local or foreign tax issues of any kind.

Notwithstanding anything herein to the contrary, neither the New ETF nor the Target Fund may waive the conditions set forth in this paragraph 8.6.]

8.7The Target Fund shall have exchanged all shareholders holding Target Fund Shares in or through an IRA Account immediately prior to the Closing Date to an equivalent share class of the Touchstone Ultra Short Duration Fixed Income Fund.

8.8On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit, or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the Reorganization.

9.TERMINATION OF AGREEMENT; EXPENSES.

9.1This Agreement may be terminated by the mutual agreement of the New ETF and the Target Fund. In addition, the ETF Trust or Target Trust, on behalf of the New ETF or the Target Fund, respectively, may at its option terminate this Agreement at or prior to the Closing because:

(a)of a breach by the other of any representation, warranty, or agreement contained in this Agreement to be performed at or prior to the Closing, if not cured within 30 days; or

(b)a condition in this Agreement expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

9.2In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the New ETF, the Target Fund, each Trust, or its Trustees or officers, to the other party, but Touchstone Advisors, Inc. shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.4

9.3If this Agreement is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Board members or officers of the Target Trust or the ETF Trust, or shareholders of the Target Fund or of the New ETF, as the case may be, in respect of this Agreement, except as provided in paragraph 9.4.

9.4Each party acknowledges that all expenses directly incurred in connection with the Reorganization will be borne by Touchstone Advisors, Inc. the Target Fund's investment adviser, whether or not the Reorganization is consummated.

10.WAIVER.

At any time prior to the Closing Date, except as otherwise expressly provided, any of the foregoing conditions may be waived by the Board of the Target Trust or of the ETF Trust if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Target Fund or of the New ETF, as the case may be.

11.MISCELLANEOUS.

11.1None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

11.2This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

11.3This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of law's principles of that state; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

11.4This Agreement may be amended modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trusts.

11.5This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

11.6This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.7It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Board members or officers of the ETF Trust or the Target Trust, or shareholders, nominees, agents, or employees of the New ETF or the Target Fund personally, but shall bind only the property of the New ETF or the Target Fund, as the case may be, as provided in the ETF Trust's Trust Instrument or the Target Trust's Declaration. The execution and delivery of this Agreement by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the New ETF or the Target Fund, as the case may be.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the Target Trust, on behalf of the Target Fund, and the ETF Trust, on behalf of the New ETF, have each caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

TOUCHSTONE STRATEGIC TRUST,

on behalf of its series, Touchstone Dynamic Allocation Fund

By:

Name: E. Blake Moore, Jr.

Title: President

TOUCHSTONE ETF TRUST,

on behalf of its series, Touchstone Dynamic International ETF

By:

Name: E. Blake Moore, Jr.

Title: President

For purposes of paragraph 9.3 only:

TOUCHSTONE ADVISORS, INC.

By:

Name: E. Blake Moore, Jr.

Title: President & CEO

By:

Name: Timothy D. Paulin

Title: Senior Vice President

EXHIBIT B: FUNDAMENTAL INVESTMENT LIMITATIONS

A fundamental investment limitation cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less. Each Fund has substantially similar fundamental investment limitations, which are set forth below. Each Fund is non-diversified.

Target Fund	Acquiring ETF	Differences

Diversification

Borrowing

Money/Senior

Securities

Underwriting

The Fund is a "diversified company" as defined in the 1940 Act. This means that the Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from purchasing the securities of other investment companies to the extent permitted by the 1940 Act

Laws, Interpretations and Exemptions.

The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

The Fund may not purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules, or regulations or any exemption, as such statute, rules, or regulations may be amended or interpreted from time to time.

The Fund may not engage in borrowing except as permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

The Fund may not issue senior securities except as permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

The Fund may not underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws or in connection with investments in other investment companies.

Although the Funds' investment restrictions are worded differently, there are no substantive differences between the two.

Although the Funds' investment restrictions are worded differently, there are no substantive differences between the two.

Although the Funds' investment restrictions are worded differently, there are no substantive differences between the two.

Concentration The Fund will not make

of Investments investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act, Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund's investments in

(i)obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities,

(ii)tax-exempt obligations issued by governments or political subdivisions of governments or

(iii)repurchase agreements collateralized by such obligations.

Real Estate The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

The Fund may not purchase the securities of an issuer (other than securities issued or guaranteed by the United States government, its agencies or its instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies in the same industry or group of industries.

The Fund may not purchase or sell real estate except that the Fund may (1) hold and sell real estate acquired as a result of the Fund's ownership of securities or other instruments (2) purchase or sell securities or other instruments backed by real estate or interests in real estate and (3) purchase or sell securities of entities or investment vehicles, including real estate investment trusts that invest, deal or otherwise engage in transactions in real estate or interests in real estate.

The Target Fund's concentration policy does not apply to tax-exempt obligations issued by governments or political subdivisions of governments or repurchase agreements collateralized by such obligations. In addition, the Acquiring ETF's concentration policy applies to companies in the same group of industries.

Although the Funds' investment restrictions are worded differently, there are no substantive differences between the two.

Commodities The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

The Fund may not purchase or sell physical commodities except that the Fund may (1) hold and sell physical commodities acquired as a result of the Fund's ownership of securities or other instruments,

(2)purchase or sell securities or other instruments backed by physical commodities,

(3)purchase or sell options, and

(4)purchase or sell futures contracts.

Although the Funds' investment restrictions are worded differently, there are no substantive differences between the two.

Loans	The Fund may not make personal
loans or loans of its assets to
persons who control or are under
common control with the Fund,
except to the extent permitted by
the 1940 Act Laws, Interpretations
and Exemptions. This restriction
does not prevent the Fund from,
among other things, purchasing
debt obligations, entering
repurchase agreements, lending
portfolio securities or investing in
loans, including assignments and
participation interests.

The Fund may not make loans to other persons except that the Fund may (1) engage in repurchase agreements, (2) lend portfolio securities, (3) purchase debt securities, (4) purchase commercial paper, and (5) enter into any other lending arrangement permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

Although the Funds' investment restrictions are worded differently, there are no substantive differences between the two.

Several of these investment limitations include the defined term "1940 Act Laws, Interpretations and Exemptions." This term means the 1940 Act and the rules and regulations promulgated thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC, and any exemptive order or similar relief granted to a Fund.

With respect to each Fund, the following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

1.Diversification. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be held by the Fund.

2.Borrowing. The 1940 Act allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

3.Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

4.Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

5.Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. The Fund's current investment policy on lending is as follows: the Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements that are collateralized fully; and (iii) engage in securities lending as described in its SAI.

Non-fundamental Operating Policies. The Funds have adopted additional restrictions as a matter of "operating policy." These restrictions are non-fundamental and may be changed by the Board without a shareholder vote. Except for the limitations on borrowings and illiquid securities, if a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values or other circumstances will not be considered a deviation from a policy.

	Target Fund	Acquiring ETF
Illiquid Securities	The Fund will not invest in any illiquid	Identical policy to the Target Fund
investment if, immediately after such
acquisition, the Fund would have invested
more than 15% of its net assets in illiquid
investments that are assets.
Issuer	In complying with the fundamental investment	—
Diversification	restriction regarding issuer diversification, a
Fund will not, with respect to 75% of its total
assets, purchase securities of any issuer (other
than securities issued or guaranteed by the
U.S. government or any of its agencies or
instrumentalities), if, as a result, (i) more than
5% of the Fund's total assets would be
invested in the securities of that issuer, or
(ii) the Fund would hold more than 10% of the
outstanding voting securities of that issuer.
Borrowing and	In complying with the fundamental investment	—
Senior Securities	restriction regarding borrowing and issuing
senior securities, a Fund may borrow money in
an amount not exceeding 331/3% of its total
assets (including the amount borrowed) less
liabilities (other than borrowings).
Loans	In complying with the fundamental investment	—
restriction with regard to making loans, a Fund
may not make loans if, as a result, more than
331/3% of its total assets would be lent to other
parties, except that the Fund may: (i) purchase
or hold debt instruments in accordance with its
investment objective and policies; (ii) enter
into repurchase agreements; and (iii) engage in
securities lending as described in the Fund's
SAI.

EXHIBIT C: CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The shareholders of the Target Fund at the close of business on the Record Date will be entitled to be present and vote at the Special Meeting with respect to shares of the Target Fund owned as of the Record Date. As of the Record Date, the total number of shares of each of the Target Fund outstanding and entitled to vote was as follows:

Fund	Number of Shares
Touchstone Dynamic Allocation Fund
Class A	[	]
Class C	[	]
Class Y	[	]
Total	[	]

As of the Record Date, the Officers and Trustees of the Trusts owned less than 1% of any class of the Target Fund or the Acquiring ETF.

The following tables set forth the percentage of ownership of each person who, as of the Record Date, owns of record, or is known by the Target Fund to own of record or beneficially, 5% or more of the indicated class of shares of the Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to "control" the Fund as defined in the 1940 Act and may be able to determine the outcome of a shareholder meeting. Such control may affect the voting rights of other shareholders.

Percentage of
				Percentage of	Ownership of
				Ownership of	Acquiring
				Class of Fund	ETF after the
		Class of	Number of	before the	Reorganization
Fund	Name and Address	Shares	Shares	Reorganization	(pro forma)
Touchstone	[ ]	Class A	[ ]	[ ]%	[ ]%
Dynamic
Allocation
Fund

	[ ]	Class C	[ ]	[ ]%	[ ]%

[ ]	Class Y	[ ]	[ ]%	[ ]%

[* May be deemed to control a Fund because it owned beneficially more than 25% of the outstanding shares of a Fund as of the Record Date. As a result, those persons or organizations could have the ability to influence the outcome of a vote of the Fund's shareholders.]

[**As set forth in the table above, affiliates of Touchstone Advisors own shares of the Target Fund. It is expected that these shares will be present at the Special Meeting and voted in favor of the Reorganization proposal.]

C-1

EXHIBIT D: MORE INFORMATION WITH RESPECT TO BUYING AND SELLING SHARES OF THE

ACQUIRING ETF

Individual Shares

Shares of the Acquiring ETF are listed for trading on a national securities exchange. Shares of the Dynamic International ETF are principally listed on The Nasdaq Stock Market LLC (the "Exchange"). The Acquiring ETF is referred to as "the Fund" in this Exhibit D. The Acquiring ETF will commence operations following the completion of the Reorganization.

Any amount of shares can be bought and sold throughout the trading day like shares of other publicly traded companies, and when you buy or sell the Fund's shares in the secondary market, you will pay or receive the market price. However, there can be no guarantee that an active trading market will develop or be maintained, or that the Fund shares listing will continue or remain unchanged. Buying or selling the Fund's shares involves certain costs that apply to all securities transactions. For example, when buying or selling shares of the Fund through a financial intermediary, you may incur a brokerage commission or other charges determined by your financial intermediary. The commission is frequently a fixed amount and may be a significant cost for investors seeking to buy or sell small amounts of shares. In addition, you may also incur the cost of the spread (the difference between the bid price (the price secondary market investors are willing to pay for shares) and the ask price (the price at which secondary market investors are willing to sell shares)). The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally less if the Fund has more trading volume and market liquidity and more if the Fund has less trading volume and market liquidity.

Creations and Redemptions

Shares of the Fund may only be acquired through the Distributor and redeemed directly with the Fund by or through an Authorized Participant in Creation Units or multiples thereof. "Authorized Participants" are registered clearing agents that enter into an agreement with the Distributor to transact in Creation Units. Once created, shares of the Fund normally trade in the secondary market in amounts less than a Creation Unit. See the "Purchases and Redemptions" section of the SAI for more information on Creation Units.

The Fund is open on every "Business Day," which is any day the Fund's Exchange is open. The Exchange is open for trading Monday through Friday and is generally closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On days when an Exchange closes earlier than normal, the Fund may require orders to create or redeem Creation Units to be placed earlier in the day. See the "Purchases and Redemptions" section of the SAI.

Purchases and redemptions of Creation Units will take place in-kind and/or for cash at the discretion of the Fund. The determination of whether purchases and redemptions of Creation Units will be for cash or in-kind depends primarily on the regulatory requirements and settlement mechanisms relevant to the Fund's portfolio holdings and the Fund is not limited to engaging in in-kind transactions to any particular market circumstances. As further described in the SAI, Creation Units typically are issued on a two Business Days ("T+2") basis after a purchase order has been received in good order and the transfer of good title to the Fund of any in-kind securities and/or cash required to purchase a Creation Unit have been completed (subject to certain exceptions). Similarly, and also as further described in the SAI, deliveries of redemption proceeds by the Fund generally will be made on a T+2 basis after a redemption order has been received in good order and the requisite number of Fund shares have been delivered (subject to certain exceptions). The Fund reserves the right to settle Creation Unit transactions on a basis other than T+2 in order to, among other matters, accommodate non-U.S. market holiday schedules, closures and settlement cycles, to account for different treatment among non-U.S. and U.S. markets of dividend record dates and ex-dividend dates (i.e., the last day the holder of a security can sell the security and still receive dividends payable on the security) and in certain other circumstances. The Fund may delay settlement for up to 15 days from the date an order has been submitted in good order and the requisite cash and/or assets delivered to the Fund to accommodate foreign holidays, as further described in the SAI, and otherwise may delay redemptions up to seven days or longer as permitted by applicable law, regulations and interpretations, such as where unusual market conditions affect the Exchange, or an emergency exists which makes it impracticable for the Fund to dispose of or value securities it owns or the Fund has received an SEC exemptive order.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"). Further, an Authorized Participant that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the Securities Act, will not be able to receive restricted securities eligible for resale under Rule 144A.

For more information on how to buy and sell shares of the Fund, contact Touchstone Investments at (833) 368-7383.

Share Trading Prices

The trading prices of the Fund's shares listed on its Exchange may differ from the Fund's daily NAV and will normally be affected by market forces, such as supply and demand, economic conditions, the market value of the Fund's disclosed portfolio holdings and other factors. As a result, trading prices may be lower, higher or the same as the Fund's NAV and investors may pay more than NAV when buying shares and receive less than NAV when selling shares through the Exchange.

Book Entry

Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other exchange-traded securities that you hold in book-entry or "street name" form.

Premium/Discount Information

The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The market price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

There may be differences — premiums or discounts — between the daily market prices on secondary markets for shares of the Fund and the Fund's NAV. NAV is the price per share at which the Fund issues and redeems its shares in transactions with APs. The Fund's market price may be at, above or below its NAV. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV. A discount or premium could be significant. Information regarding the Fund's NAV, market price and daily premiums or discounts will be available at TouchstoneInvestments.com/ETFs after the Reorganization.

Continuous Offering

The method by which Creation Units of Fund shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Fund on an ongoing basis, a "distribution," as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells the shares directly to customers or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter. Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not "underwriters" but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Dealers effecting transactions in the Fund's shares, whether or not participating in this distribution, are generally required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.

The information contained in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities, and it is not a solicitation of an offer to buy these securities, in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION

DATED JUNE 14, 2023

STATEMENT OF ADDITIONAL INFORMATION

[__], 2023

TOUCHSTONE DYNAMIC ALLOCATION FUND

a series of

TOUCHSTONE STRATEGIC TRUST

303 Broadway, Suite 1100

Cincinnati, Ohio 45202

(800) 543-0407

TOUCHSTONE DYNAMIC INTERNATIONAL ETF

a series of

TOUCHSTONE ETF TRUST

303 Broadway, Suite 1100

Cincinnati, Ohio 45202

(800) 543-0407

This Statement of Additional Information ("SAI"), is not a prospectus but should be read in conjunction with the Proxy Statement/Prospectus dated [__], 2023, relating specifically to the reorganization of the Touchstone Dynamic Allocation Fund, a mutual fund series of Touchstone Strategic Trust (the "Target Fund"), into the Touchstone Dynamic International ETF, a newly-created ETF series of Touchstone ETF Trust (the "Acquiring ETF"). Unless otherwise indicated, capitalized terms used herein have the same meanings as are given to them in the Prospectus/Proxy Statement.

A copy of the Proxy Statement/Prospectus may be obtained without charge by calling or writing to Touchstone at the telephone numbers or addresses set forth above. The reorganization is to occur pursuant to an Agreement and Plan of Reorganization.

	Table of Contents
		Page
A. General Information	"""""""""""""""""..	2
B. Incorporation by Reference	"""""""""""""""""..	2
C. Pro Forma Financial Information	"""""""""""""""""..	3

1

A. GENERAL INFORMATION

This SAI relates to the proposal to approve an Agreement and Plan of Reorganization (the "Plan") between Touchstone Strategic Trust (the "Target Trust"), on behalf of the Target Fund, and Touchtone ETF Trust, on behalf of the Acquiring ETF, providing for (i) the transfer of all assets of the Target Fund to the Acquiring ETF in exchange solely for shares of the Acquiring ETF, and the assumption by the Acquiring ETF of the liabilities of the Target Fund, as set forth in the Plan; (ii) the pro rata distribution to the Target Fund's shareholders of the shares of the Acquiring ETF in complete liquidation of the Target Fund; and (iii) the termination of the Target Fund (the "Reorganization").

This SAI and the related Proxy Statement/Prospectus are provided for use in connection with the special meeting of shareholders of the Target Fund to be held at the offices of the Target Trust, 303 Broadway, Suite 1100, Cincinnati, Ohio, 45202 on August 29, 2023 at 12:00 p.m., Eastern time, and any adjournment or postponement thereof (the "Special Meeting"). At the Special Meeting, shareholders of the Target Fund will be asked to approve the Reorganization as described in the Proxy Statement/Prospectus.

Further information is included in the Proxy Statement/Prospectus and in the documents listed below, which are incorporated by reference into this SAI.

B. INCORPORATION BY REFERENCE

The following documents are incorporated by reference into this SAI:

1.Target Fund Prospectus: Prospectus relating to the Touchstone Dynamic Allocation Fund dated April 28, 2023, as supplemented through the date of this Proxy Statement/Prospectus (File Nos. 002-80859 and 811-03651; Accession No. 0001683863-23-003880).

2.Acquiring ETF Prospectus: Prospectus relating to the Touchstone Dynamic International ETF dated July [__], 2023 (File Nos. 333-264194 and 811-23789; Accession No. [__]).

3.Target Fund Statement of Additional Information: SAI relating to the Touchstone Dynamic Allocation Fund dated April 28, 2023, as supplemented through the date of this Proxy Statement/Prospectus (File Nos. 002- 80859 and 811-03651; Accession No. 0001683863-23-003880).

4.Acquiring ETF SAI: SAI relating to the Touchstone Dynamic International ETF dated July [__], 2023 (File Nos. 333-264194 and 811-23789; Accession No. [__]).

5.Target Fund Annual Report: Annual Report relating to the Touchstone Dynamic Allocation Fund for the fiscal year ended December 31, 2022 (File No. 811-03651).

You can also obtain copies of any of the above-referenced documents without charge on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or from the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520. Copies of the above-referenced documents may also be obtained upon oral or written request without charge by calling (800) 543-0407, on Touchstone's website at www.TouchstoneInvestments.com or by writing to Touchstone at P.O. Box 534467, Pittsburgh, PA 15253-4467.

2

C. PRO FORMA FINANCIAL INFORMATION

Pro forma financial information has not been prepared for the Reorganization because the Target Fund will be reorganized into the Acquiring ETF, which is a newly-organized shell fund with no assets and liabilities that will commence investment operations upon the completion of the Reorganization and continue the operations of the Target Fund. The Acquiring ETF will adopt the financial statements and financial history of the Target Fund upon the consummation of the Reorganization.

The audited financial statements and related independent registered public accounting firm's report for the Target Fund are contained in the Target Fund's Annual Report for the fiscal year ended December 31, 2022 (as filed March 1, 2023) (File No. 811-03651), which is incorporated herein by reference only insofar as it relates to the Target Fund. No other parts of the Target Fund's Annual Report are incorporated by reference herein.

Supplemental Financial Information

A table showing the fees of the Acquiring ETF and the Target Fund, and the fees and expenses of the Acquiring ETF on a pro forma basis after giving effect to the proposed Reorganization, is included in the "How do the Funds' fees and expenses compare?" section of the Proxy Statement/Prospectus. The Reorganization will not result in a material change to any Target Fund's investment portfolio due to the investment restrictions of the Acquiring ETF. In particular, each security held by the Target Fund is eligible to be held by the Acquiring ETF. As a result, a schedule of investments of the Target Fund modified to show the effects of the change is not required and is not included. Notwithstanding the foregoing, following the Reorganization, changes to the Acquiring ETF's portfolio is expected to be made.

There are no material differences in accounting policies of the Target Fund as compared to those of the Acquiring ETF.

3

PART C. OTHER INFORMATION

ITEM 15. INDEMNIFICATION

The Registrant is organized as a Delaware statutory trust and is operated pursuant to a Declaration of Trust dated February 1, 2022, that permits the Registrant to indemnify its trustees and officers under certain circumstances. Such indemnification, however, is subject to the limitations imposed by the Securities Act of 1933, as amended ("1933 Act"), and the Investment Company Act of 1940, as amended (the "1940 Act"). The Registrant's Declaration of Trust provides that officers and trustees of the Trust shall be indemnified by the Trust against liabilities and expenses of defense in proceedings against them by reason of the fact that they each serve as an officer or trustee of the Trust. Article IX of the Registrant's Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

Section 2. INDEMNIFICATION.

(a)Subject to the exceptions and limitations contained in subsection (b) below;

(i)every person who is, or has been, a Trustee or an officer, employee or agent of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise ("Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with: (A) any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof; and (B) any liabilities and expenses, including, without limitation, the cost of credit monitoring, incurred by the indemnified representative as a result of the indemnified representative, while acting in an indemnified capacity, having provided personally identifiable information, including, without limitation, birthdates, social security numbers, driver's license numbers or passport numbers, to a regulator or counterparty by or with whom the Trust, or its series, is regulated or engages in business to satisfy a legal or procedural requirement of such regulator or counterparty, including, without limitation, know-your-customer or anti-money laundering requirements, and the security of such personally identifiable information is compromised and used to the detriment of the indemnified representative.

(ii)as used herein, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, investigative or other, including appeals), actual or threatened, and the words "liability" and "expenses" shall include, without limitation, attorney's fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities whatsoever.

(b)To the extent required under the 1940 Act, but only to such extent, no indemnification shall be provided hereunder to a Covered Person;

(i)who shall have been finally adjudicated by a court or other body before which the proceeding was brought to be liable to the Trust or its Shareholders by reason of bad faith, willful misfeasance, gross negligence or reckless disregard of the duties expressly set forth herein; or

(ii)in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(i) above resulting in a payment by a Trustee or officer, unless there has been a determination that such Covered Person did not engage in bad faith, willful misfeasance, gross negligence or reckless disregard of the duties expressly set forth herein: (A) by the court or other body approving the settlement or other disposition; (B) by at least a majority of those Trustees who are neither Interested persons of the Trust nor parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c)The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

(d)To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered

Person ultimately will be found entitled to indemnification, the person or persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

(e)To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit, proceeding or other matter of the character described in subsection (a) of this Section 2 shall be paid by the Trust and each Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust or applicable Series if it is ultimately determined that he or she is not entitled to indemnification under this Section 2; provided, however, that any such advancement will be made in accordance with any conditions required by the Commission. The advancement of any expenses pursuant to this Section 2(e) shall under no circumstances be considered a "loan" under the Sarbanes-Oxley Act of 2002, as amended from time to time, or for any other reason.

(f)Any repeal or modification of this Article IX or adoption or modification of any other provision of this Declaration of Trust inconsistent with this Article shall be prospective only to the extent that such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification or right to advancement of expenses available to any Covered Person with respect to any act or omission that occurred prior to such repeal, modification or adoption.

(g)Nothing contained herein shall affect any rights to indemnification to which any Covered Person or other person may be entitled by contract or otherwise under law or prevent the Trust from entering into any contract to provide indemnification to any Covered Person or other person. Without limiting the foregoing, the Trust may, in connection with any transaction permitted by this Declaration of Trust, including the acquisition of assets subject to liabilities or a merger or consolidation pursuant hereto, assume the obligation to indemnify any person including a Covered Person or otherwise contract to provide such indemnification, and such indemnification shall not be subject to the terms of this Article IX unless otherwise required under applicable law.

ITEM 16. EXHIBITS

(1)Agreement and Declaration of Trust dated February 1, 2022 is herein incorporated by reference to Exhibit (a) of the Registrant's initial Registration Statement on Form N-1A (File No. 333-264194), filed with the SEC on April 8, 2022.

(2)By-Laws of the Trust dated February 1, 2022 are herein incorporated by reference to Exhibit (b) of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A (File No. 333-264194), filed with the SEC on July 11, 2022.

(3)Not applicable.

(4)Form of Agreement and Plan of Reorganization is incorporated by reference to Exhibit A as part of Part A of this Registration Statement.

(5)Instruments defining rights of security holders with respect to the Registrant are contained in the Declaration of Trust and By-Laws, which are incorporated by reference to Exhibits (1) and (2) of this Item 16 of Part C.

(6)(a)       Investment Advisory Agreement between the Registrant and Touchstone Advisors, Inc. is herein incorporated by reference to Exhibit (d)(1) of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A (File No. 333-264194), filed with the SEC on July 11, 2022.

(6)(b)      Amended Schedule A dated April 14, 2023 to the Investment Advisory Agreement between the Registrant and Touchstone Advisors, Inc. dated July 1, 2022 is herein incorporated by reference to Exhibit (d)(1)(a) of Post-Effective Amendment No. 4 to the Registrant's Registration Statement on Form N-1A (File No. 333-264194), filed with the SEC on April 26, 2023.

(6)(c)       Form of Sub-Advisory Agreement between Touchstone Advisors, Inc. and Los Angeles Capital Management with respect to the Touchstone Dynamic International ETF is herein incorporated by reference to Exhibit (d)(7) of

Post-Effective Amendment No. 3 to the Registrant's Registration Statement on Form N-1A (File No. 333-264194), filed with the SEC on March 14, 2023.

(7)(a)       Distribution Agreement between the Trust and Foreside Fund Services LLC is herein incorporated by reference to Exhibit (e) of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A (File No. 333- 264194), filed with the SEC on July 11, 2022.

(7)(b)     Amendment dated March 22, 2023 to the Distribution Agreement between the Trust and Foreside Fund Services LLC is herein incorporated by reference to Exhibit (e)(1) of Post –Effective Amendment No. 4 to the Registrant's Registration Statement on Form N-1A (File No. 333-264194), filed with the SEC on April 26, 2023.

(8)Not applicable.

(9)Custody Agreement between the Trust and The Bank of New York Mellon is herein incorporated by reference to Exhibit

(g) of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A (File No. 333-264194), filed with the SEC on July 11, 2022.

(10)(a)    Rule 12b-1 Plan is herein incorporated by reference to Exhibit (m) of the Registrant's initial Registration Statement on Form N-1A (File No. 333-264194 and 811-23789), filed with the SEC on April 8, 2022.

(10)(b)   Amended Exhibit A to Plan of Distribution Pursuant to Rule 12b-1 of Touchstone ETF Trust is herein incorporated by reference to Exhibit (m)(1) of Post-Effective Amendment No. 4 to the Registrant's Registration Statement on Form N- 1A (File No. 333-264194 and 811-23789), filed with the SEC on April 26, 2023.

(11)Opinion of K&L Gates LLP, as to legality of securities being issued, is filed herewith.

(12)Form-of Opinion of K&L Gates LLP, as to certain tax consequences, is filed herewith.

(13)(a)     Fund Sub-Administration and Accounting Agreement between Touchstone Advisors, Inc. and The Bank of New York Mellon is herein incorporated by reference to Exhibit (h)(1) of Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A (File No. 333-264194), filed with the SEC on July 27, 2022.

(13)(b)     Transfer Agency Agreement between the Registrant and The Bank of New York Mellon is herein incorporated by reference to Exhibit (h)(2) of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A (File No. 333-264194), filed with the SEC on July 11, 2022.

(13)(c)     Administration Agreement between the Registrant and Touchstone Advisors, Inc. is herein incorporated by reference to Exhibit (h)(3) of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A (File No. 333-264194), filed with the SEC on July 11, 2022.

(13)(d)     Expense Limitation Agreement is herein incorporated by reference to Exhibit (h)(4) of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A (File No. 333-264194), filed with the SEC on July 11, 2022.

(13)(e)     Amended Schedule A dated April 28, 2023 to the Expense Limitation Agreement dated July 1, 2022 between the Registrant and Touchstone Advisors, Inc. is herein incorporated by reference to Exhibit (h)(4) of Post-Effective Amendment No. 4 to the Registrant's Registration Statement on Form N-1A (File No. 333264194), filed with the SEC on April 26, 2023.

(13)(f)     Master Interfund Lending Agreement is herein incorporated by reference Exhibit (h)(5)(a) of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A (File No. 333-264194), filed with the SEC on July 11, 2022.

(13)(g)     Amendment to Master Interfund Lending Agreement is herein incorporated by reference to Exhibit (h)(5)(b) of Pre- Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A (File No. 333-264194), filed with the SEC on July 11, 2022.

(13)(h)     Form-of Securities Lending Agreement is herein incorporated by reference to Exhibit (h)(6) of Pre-Effective

Amendment No. 1 to the Registrant's Registration Statement on Form N-1A (File No. 333-264194), filed with the SEC on July 11, 2022.

(14)Consent of Ernst & Young LLP is filed herewith.

(15)Not applicable.

(16)Power of Attorney is filed herewith.

(17)Form of Proxy Card is filed herewith.

ITEM 17. UNDERTAKINGS

(1)The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended (the "1933 Act"), the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, as amended, this registration statement on Form N-14 has been signed on behalf of the Registrant, in the City of Cincinnati and State of Ohio on the 14th day of June, 2023.

TOUCHSTONE ETF TRUST

By: /s/E. Blake Moore, Jr.

E. Blake Moore, Jr.

President and Trustee

As required by the Securities Act of 1933, as amended, this registration statement on Form N-14 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
*
	Trustee	June 14, 2023
Karen Carnahan
*
	Trustee	June 14, 2023
William C. Gale
*
	Trustee	June 14, 2023
Sally J. Staley
*
	Trustee	June 14, 2023
Susan M. King
*
	Trustee	June 14, 2023
Kevin A. Robie
*
	Trustee	June 14, 2023
William H. Zimmer III
*
	Trustee	June 14, 2023
Jill T. McGruder
/s/E. Blake Moore, Jr.
	President and Trustee	June 14, 2023
E. Blake Moore, Jr.
/s/Terrie A. Wiedenheft
Controller, Treasurer and Principal

Terrie A. Wiedenheft	Financial Officer	June 14, 2023
*By: /s/Terrie A. Wiedenheft

Terrie A. Wiedenheft

(Attorney-in-Fact Pursuant to Power of Attorney)

EXHIBIT INDEX

(11)Opinion of K&L Gates LLP, as to legality of securities being issued

(12)Form-of Opinion of K&L Gates, LLP, as to certain tax consequences

(14)Consent of Ernst & Young LLP

(16)Power of Attorney

(17)Form-of Proxy Card